As filed with the U.S. Securities and Exchange Commission

on February 23, 2012

Securities Act File No. 333-151713
Investment Company Act File No. 811-22209

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933 ☑

Pre-Effective Amendment No. ________ ☐

Post-Effective Amendment No. 62 ☑

and/or

Registration Statement Under The Investment Company Act Of 1940 ☑

Amendment No. 65 ☑

(Check appropriate box or boxes)

Global X Funds

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 32nd Floor
New York, NY 10022
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (212) 644-6440

Bruno del Ama

Global X Management Company LLC

399 Park Avenue, 32nd Floor
New York, NY 10022
(Name and Address of Agent for Service)

With a copy to:

Daphne Tippens Chisolm, Esq.

Law Offices of DT Chisolm, P.C.

A Member Firm of The 1940 Act Law Group

11508 H-236 Providence Road

Charlotte, NC 28277

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☑ on February 28, 2012, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Global X FTSE Nordic Region ETF

NYSE Arca, Inc: GXF

Global X FTSE Norway 30 ETF

NYSE Arca, Inc: NORW

Global X FTSE Denmark 20 ETF1*

NYSE Arca, Inc: DENM

Global X FTSE Finland 25 ETF2*

NYSE Arca, Inc: FNLD

Prospectus

March 1, 2012

* Not open for investment.

1 Formerly Global X FTSE Denmark 30 ETF.

2 Formerly Global X FTSE Finland 30 ETF.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

1

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	24
PORTFOLIO HOLDINGS INFORMATION	34
FUND MANAGEMENT	34
DISTRIBUTOR	36
BUYING AND SELLING fund SHARES	36
FREQUENT TRADING	37
DISTRIBUTION AND SERVICE PLAN	37
DIVIDENDS AND DISTRIBUTIONS	37
taxes	38
DETERMINATION OF NET ASSET VALUE	42
PREMIUM/DISCOUNT INFORMATION	43
Total Return Information	43
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	44
OTHER SERVICE PROVIDERS	45
FINANCIAL HIGHLIGHTS	46
OTHER INFORMATION	48

Global X FTSE Nordic Region ETF

Ticker: GXF   Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Nordic Region ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Nordic 30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

 Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.59% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to reflect broad based equity market performance in Sweden, Denmark, Norway and Finland. The Index tracks the equity performance of the 30 largest and most liquid companies in Sweden, Denmark, Norway and Finland. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in Sweden, Norway, Finland and Denmark, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the economies of Sweden, Norway, Finland and Denmark.

Concentration Risk: To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Nordic currencies depreciate against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

3

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Nordic Region: Investments are concentrated in companies in Sweden, Denmark, Norway and Finland. The Nordic economies are heavily dependent on natural resources, trade amongst one another and with the members of the European Union, and their historically generous welfare programs.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in certain countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in these countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	09/30/10	23.67%
Worst Quarter:	09/30/11	(25.12%)

5

Average Annual Total Returns (for the Period Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (8/17/2009)
Global X FTSE Nordic Region ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(18.24%) (18.04%) (10.63%)	5.60% 5.70% 5.20%
FTSE Nordic 30 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(17.23%)	6.77%

S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.11%	13.40%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

6

Global X FTSE Norway 30 ETF

Ticker: NORW   Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Norway 30 ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Norway 30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$51	$160	$280	$628

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on November 9, 2010 to the most recent fiscal year, the Fund’s portfolio turnover rate was 24.26% of the average value of its portfolio.

7

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Norway. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to reflect broad based equity market performance in Norway. The index is comprised of the top 30 eligible Norwegian companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

8

Industry Concentration Policy: The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in Norway, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the economy of Norway.

Concentration Risk: To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Norway's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

9

Geographic Risk: A natural disaster could occur in Norway.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Norway: Because Norway’s economy is heavily dependent on the export of natural resources, volatility in commodity prices may have a material impact on the Fund’s investments. Although not a member of the European Union, the Norwegian economy may be materially affected by developments in the member states or the European Union as a whole. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

10

Securities Market Risk: Because the securities markets in Norway are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Norway are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	8.16%
Worst Quarter:	09/30/11	(25.50%)

11

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (11/9/2010)
Global X FTSE Norway 30 ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(17.46%) (17.08%) (10.17%)	(11.14%) (10.80%) (8.78%)
FTSE Norway 30 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(14.84%)	(10.14%)

S&P 500® Index (Index returns do not reflect deductions for fees, expenses, or taxes)	2.11%	5.36%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez ("Portfolio Managers"). Mr. del Ama, who is Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

12

Global X FTSE Denmark 20 ETF

Ticker: DENM   Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Denmark 20 ETF (“Fund”) (formerly Global X FTSE Denmark 30 ETF) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Denmark 20 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:1	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

13

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Denmark. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Denmark. The index is comprised of the top 20 eligible Danish companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund will generally use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Denmark's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

15

Geographic Risk: A natural disaster could occur in Denmark.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Denmark: Because Denmark’s economy is heavily dependent on the export of machinery and instruments, depressed demand for industrial equipment may have material impact on the Fund’s investments. As a member of the European Union, the Danish economy may be materially affected by developments in other member states or the European Union as a whole. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Denmark are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Denmark are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

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Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

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Global X FTSE Finland 25 ETF

Ticker: FNLD   Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Finland ETF (“Fund”) (formerly Global X FTSE Finland 30 ETF) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Finland 25 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:2	0.00%
Total Annual Fund Operating Expenses:	0.50%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year. Thus, no portfolio turnover rate is provided for the Fund.

2 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Finland. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Finland. The Index is comprised of the top 25 eligible Finnish companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in Finland, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have an adverse impact on the economy of Finland.

Concentration Risk: To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Finland's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

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Geographic Risk: A natural disaster could occur in Finland.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Finland: Because Finland’s economy is heavily dependent on the trade with other members of the European Union, the Fund’s investments may be materially affected by developments in other member states or the European Union as a whole. As a Eurozone member, the Finnish economy is also subject to monetary policies of the European Central Bank. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Finland are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Finland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

21

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 23 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Commodity Exposure Risk

Commodity Exposure Risk applies to the Global X FTSE Nordic Region ETF, Global X FTSE Norway 30 ETF and Global X FTSE Finland 25 ETF.

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The economies of Sweden, Norway, and Finland are largely dependent on the export of natural resources and natural resource products. Any negative changes in these sectors could have an adverse impact on the economies of Sweden, Norway, and Finland.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivates than if it invests only in conventional securities.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

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European Economic Risk

The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries.

The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

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Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such stock exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

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Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Risks Related to Investing in the Nordic Region

The Nordic economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland may result in reduced government spending and higher unemployment. Denmark and Sweden have elected not to join the final stage of the EMU and Norway has elected not to join both the EU and the EMU and, as a result, these countries may have more flexibility to pursue different fiscal and economic goals.

As EU member states, Finland, Denmark and Sweden are dependent upon one another economically and politically. The ratification of the Treaty of Lisbon by EU member states further heightened the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund. Conversely, as a non EU member, Norway exposure to changes in EU regulations on trade may have a significant adverse effect on Norway’s economy and adversely impact investments in the Fund.

Faced with stronger global competition, the Nordic countries of Denmark, Finland, Norway and Sweden have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Major industries in the region, such as forestry, agriculture, and oil, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed as the Nordic countries face increased international competition.

Risks Related to Investing in Norway

Risks Related to Investing in Norway applies to the Global X FTSE Nordic Region ETF and the Global X FTSE Norway 30 ETF.

Norway’s economy is heavily dependent on the export of petroleum and metals. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Norway. Changes in the above sectors or decreasing demand for Norwegian products and services may have a significantly adverse effect on Norway’s economy. Norway is not a member state of the EU, while many of the Western European developed nations are members of the EU, including its main trading partners, the United Kingdom, Germany and the Netherlands. As a result, changes in governmental regulations on trade may have a significant adverse effect on Norway’s economy and adversely impact investments in the Fund. Domestic situations in EU member states, including decreasing imports or exports or recessions may also have a significant adverse effect on Norway’s economy.

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Faced with stronger global competition, Norway has had to scale down its historically generous welfare program, resulting in drops in domestic demand and increased unemployment. Major industries in Norway, such as oil, forestry and metals, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Risks Related to Investing in Denmark

Risks Related to Investing in Denmark applies to the Global X FTSE Nordic Region ETF and the Global X FTSE Denmark 20 ETF.

Denmark’s economy is heavily dependent on export of machinery and instruments. Key trading partners are member states of the EU, most notably Germany, the United Kingdom and the other Nordic nations. Decreasing demand for Danish products and services or changes in governmental regulations on trade may have a significantly adverse effect on Denmark’s economy. Although Denmark has opted not to join the final stages of the EMU, it is a member of the EU. Many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Faced with stronger global competition, Denmark has had to scale down its historically generous welfare program, resulting in drops in domestic demand and increased unemployment. Major industries in Denmark, such as oil and metals, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Denmark has very few natural resources and is reliant on imports for the majority of its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Denmark economy.

Risks Related to Investing in Finland

Risks Related to Investing in Finland applies to the Global X FTSE Nordic Region ETF and the Global X FTSE Finland 25 ETF.

Finland’s economy is heavily dependent on trade, in particular its export of electrical and electronic goods and paper and wood materials. Key trading partners are member states of the EU, most notably Germany, Sweden and the United Kingdom. Changes in the above sectors, decreasing demand for Finnish products and services or changes in governmental regulations on trade may have a significantly adverse effect on the economies on Finland’s economy. Finland, as a member of the EMU depends on other member states economically and politically.

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The European Central Bank has control over each EMU member country’s monetary policies, including inflation rates, deficit levels, interest rates, debt levels and fiscal and monetary controls. Therefore, the member countries no longer control their own monetary policies by, for example, directing independent interest rates for their currencies. The national governments of the member countries, however, have retained the authority to set tax and spending policies and public debt levels. On January 1, 1999, the EMU introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets. In addition, the introduction of the euro has presented other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. These and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Faced with stronger global competition, Finland has had to scale down its historically generous welfare program, resulting in drops in domestic demand and increased unemployment. Major industries in Finland, such as metals and forestry, are heavily resource-dependent and face pressure as a result of high labor costs. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- or mid-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or mid-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds, and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Global X FTSE Nordic Region ETF and Global X FTSE Norway 30 ETF paid a monthly fee to the Adviser at the following annual rate (stated as a percentage of the average daily net assets of the Fund):

Fund	Management Fee
Global X FTSE Nordic Region ETF	0.50%
Global X FTSE Norway 30 ETF	0.50%

Global X FTSE Denmark 20 ETF and Global X FTSE Finland 25 ETF were not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X FTSE Denmark 20 ETF and Global X FTSE Finland 25 ETF is at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.50% and 0.50%, respectively.

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In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X FTSE Denmark 20 ETF and Global X FTSE Finland 25 ETF) is available in the Fund’s Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011. A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X FTSE Denmark 20 ETF and Global X FTSE Finland 25 ETF will be available in the Funds’ first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

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DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a U.S. exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

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No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be recharacterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

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U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Funds had commenced operations as of the most recent fiscal year end: Global X FTSE Nordic Region ETF and Global X FTSE Norway 30 ETF.

The tables that follow present information about the total returns of the Funds’ Underlying Index and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

“Annualized Total Returns” represent the total change in value of an investment over the periods indicated.

The Funds’ per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

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An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Annualized Total Returns
Inception to 10/31/11

	NAV	MARKET	INDEX
Global X FTSE Nordic Region ETF[1]	9.26%	8.37%	10.62%

1 For the period since inception on 8/17/09 to 10/31/11

Cumulative Total Returns
Inception to 10/31/11

	NAV	MARKET	INDEX
Global X FTSE Nordic Region ETF[1]	21.57%	19.38%	24.93%
Global X FTSE Norway 30 ETF[2]	(5.62%)	(6.15%)	(4.10%)

1 For the period since inception on 8/17/09 to 10/31/11

2 For the period since inception on 11/9/10 to 10/31/11

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Nordic 30 Index

The FTSE Nordic Index is designed to reflect broad based equity market performance in Sweden, Denmark, Norway and Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The index is maintained by FTSE International Limited.

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FTSE Norway 30 Index

The FTSE Norway 30 Index is designed to reflect broad based equity market performance in Norway. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Norway. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Denmark 20 Index

The FTSE Denmark 20 Index is designed to reflect broad based equity market performance in Denmark. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies domiciled in, principally traded in or whose revenues are primarily from Denmark. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Finland 25 Index

The FTSE Finland 25 Index is designed to reflect broad based equity market performance in Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 25 companies domiciled in, principally traded in or whose revenues are primarily from Finland. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

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Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following Funds have commenced operations and have financial highlights: Global X FTSE Nordic Region ETF and Global X FTSE Norway 30 ETF. Because the Global X FTSE Denmark 20 ETF and Global X FTSE Finland 25 ETF had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

Financial Highlights

(For a share outstanding throughout the period)

Global X FTSE Nordic Region ETF

	Year Ended October 31, 2011	Year Ended October 31, 2010	Period Ended October 31, 2009 (3)
Net Asset Value,
Beginning of Period	$19.22	$16.07	$14.50

Income from
Investment Operations:
Net Investment Income (Loss) (1)	$0.53	$0.32	$(0.02)
Net Realized and Unrealized Gains (Loss) on Investments	$(2.11)	$2.84	$1.59

Total from Investment Operations	$(1.58)	$3.16	$1.57

Dividends and Distributions:
Net Investment Income	$(0.17)	$(0.01)	—
Net Realized Gains	—	—	—

Total from Investment Operations	$(0.17)	$(0.01)	—

Net Asset Value, End of Period	$17.47	$19.22	$16.07

Total Return(2)	(8.34%)	19.68%	10.83%

Net Assets, End of Period ($’000)	29,005	12,683	3,375
Ratio of Net Expenses to Average Net Assets	0.50%	0.50%	0.50	%†
Ratio of Net Investment Income to Average Net Assets	2.74%	1.91%	(0.50	%)†
Portfolio Turnover Rate	3.59%	4.07%	0.70	%††

(1)	Per share calculations were calculated using average Shares.
(2)	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(3)	Fund commenced operations August 17, 2009.
†	Annualized.
††	Portfolio turnover rate is for period indicated and has not been annualized. Excludes the effects of in-kind transfers.
Amounts designated as “—“ are either $0 or have been rounded to $0.

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Global X FTSE Norway 30 ETF

Period Ended October 31, 2011(3)
Net Asset Value,
Beginning of Period	$14.80

Income from
Investment Operations:
Net Investment Income (1)	$0.44
Net Realized and Unrealized Loss on Investments	$(1.27)

Total from Investment Operations	$(0.83)

Dividends and Distributions:
Net Investment Income	$(0.01)
Net Realized Gains	—

Total from Investment Operations	$(0.01)

Net Asset Value, End of Period	$13.96

Total Return(2)	(5.62%)

Net Assets, End of Period ($’000)	$74,707
Ratio of Net Expenses to Average Net Assets	0.50%†
Ratio of Net Investment Income to Average Net Assets	3.03%†
Portfolio Turnover Rate	24.26%††

(1)	Per share calculations were calculated using average Shares.
(2)	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(3)	Fund commenced operations November 9, 2010.
†	Annualized.
††	Portfolio turnover rate is for period indicated and has not been annualized. Excludes the effects of in-kind transfers.
Amounts designated as “—“ are either $0 or have been rounded to $0.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401
Independent Registered Public Accounting Firm Ernst & Young 2005 Market Street, Suite 700 Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annua`l reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X FTSE Argentina 20 ETF

NYSE Arca, Inc: ARGT

Global X FTSE Colombia 20 ETF

NYSE Arca, Inc: GXG

Global X Brazil Mid Cap ETF

NYSE Arca, Inc: BRAZ

Global X Brazil Consumer ETF

NYSE Arca, Inc: BRAQ

Global X Brazil Financials ETF

NYSE Arca, Inc: BRAF

Global X Brazil Industrials ETF*

NYSE Arca, Inc: [ ]

Global X Brazil Materials ETF*

NYSE Arca, Inc: [ ]

Global X Brazil Utilities ETF*

NYSE Arca, Inc: BRAU

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

FUND SUMMARIES	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	53
PORTFOLIO HOLDINGS INFORMATION	67
FUND MANAGEMENT	67
DISTRIBUTOR	70
BUYING AND SELLING FUND SHARES	70
FREQUENT TRADING	71
DISTRIBUTION AND SERVICE PLAN	71
DIVIDENDS AND DISTRIBUTIONS	71
TAXES	72
DETERMINATION OF NET ASSET VALUE	76
PREMIUM/DISCOUNT INFORMATION	77
TOTAL RETURN INFORMATION	77
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	79
OTHER SERVICE PROVIDERS	81
FINANCIAL HIGHLIGHTS	81
OTHER INFORMATION	83

FUND SUMMARIES

Global X FTSE Argentina 20 ETF

INVESTMENT OBJECTIVE

The Global X FTSE Argentina 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Argentina 20 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.74%
Distribution and Service (12b-1) Fees:	None
Other Expenses:
Custody Fees	0.01%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.75%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on March 2, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 40.86% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, the Fund invests at least 80% of its total assets in securities that are economically tied to Argentina. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure equity performance of the top 20 companies within the investable universe of Argentina-domiciled companies or companies that have substantial revenues or assets in Argentina, as defined by FTSE. Only shares open to foreign ownership without restrictions are eligible for inclusion in the Underlying Index, such as ADRs and non-Argentinean listed securities. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

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The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Central and South American Economic Risk: The economy of Argentina is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Concentration Risk: Because the Fund's investments are concentrated in Argentinian securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Argentina's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Argentina is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund is particularly exposed to Central and South American Economic Risk.

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Geographic Risk: A natural disaster could occur in Argentina.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economies in which the Fund invests. Through its trading partners, the Fund is particularly exposed to U.S. Trading Partner Risk.

Risk Related to Investing in Argentina: Argentina has experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. The economy is heavily dependent on exports and commodities. Argentina’s default on its debt in 2001, and its recent nationalization of private pensions, continues to impact the confidence of investors in Argentina, which might adversely impact returns in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Argentina are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Argentina are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Argentina. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Argentina.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

5

Global X FTSE Colombia 20 ETF

Ticker: GXG     Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Colombia 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Colombia 20 Index (the “Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:
Custody Fees	0.15%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.83%
Fee Waiver and/or Expense Reimbursement:1	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[2]	0.81%

1 Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the Total Annual Fund Operating Expenses (exclusive of taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) will not exceed 0.81% of the Fund’s average daily net assets per year until at least April 1, 2013. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the maximum amount of 0.81%. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed, waived and/or limited pursuant to the Expense Limitation Agreement during a rolling 36 month period, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.81% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

6

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$83	$263	$459	$1,023

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Colombia. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure broad based equity market performance in Colombia. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund will generally use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index).

7

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Colombia is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Colombian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Colombian economy.

8

Concentration Risk: Because the Fund's investments are concentrated in Colombian securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Colombia's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Colombia is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund is particularly exposed to Central and South American Economic Risk.

Geographic Risk: A natural disaster could occur in Colombia.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

9

Reliance on Trading Partners Risk: The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economies in which the Fund invests. Through its trading partners, the Fund is particularly exposed to U.S. Trading Partner Risk.

Risk Related to Investing in Colombia: Colombia has experienced high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. The economy is heavily dependent on exports and commodities. The level of violence associated with internal conflicts and drug-trafficking has fallen but remains high by international standards. There is no assurance that past capital controls restricting the inflow and repatriation of capital and free transfers of securities will not be reinstated or changed again and without prior warning, which could adversely affect the trading of the Shares.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Colombia are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Colombia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Colombia. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Colombia.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

10

Annual Total Returns (Years Ended December 31)

Best Quarter:	9/30/10	30.53%
Worst Quarter:	9/30/11	(14.96%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (02/05/2009)
Global X FTSE Colombia 20 ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(14.77%) (14.88%) (9.37%)	37.79% 37.15% 33.06%
FTSE Colombia 20 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(13.77%)	39.20%
S&P 500 Index	2.11%	17.15%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

11

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose Gonzalez ("Portfolio Managers"). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

12

Global X Brazil Mid Cap ETF

Ticker: BRAZ    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Mid Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Mid Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$70	$221	$384	$859

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.90% of the average value of its portfolio.

13

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, the Fund considers mid-cap companies to be those companies included in, or similar in size to those included in, the Solactive Brazil Mid Cap Index, as of the latest reconstitution date, at the time of purchase. As of November 30, 2011, the market capitalization of the Solactive Brazil Mid Cap Index was between $500 million and $10 billion. The Fund’s capitalization range will change over they can be changed.

The Underlying Index is designed to measure the equity performance of Brazilian mid-market capitalization companies, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

14

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in Brazilian securities and in the Mid Cap size category, the Fund will be susceptible to loss due to adverse occurrences affecting this country and size category.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

15

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR)is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

16

Privatization Risk: Brazil has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economies in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

17

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance . Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	11.31%
Worst Quarter:	09/30/11	(28.04%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (06/21/2010)
Global X Brazil Mid Cap ETF Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(18.93%) (19.27%) (11.98%)	(1.42%) (1.94%) (1.35%)
Solactive Brazil Mid Cap Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(17.88%)	(0.52%)

S&P 500 Index	2.11%	10.57%
(Index returns do not reflect deductions for fees, expenses, or taxes)

18

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez ("Portfolio Managers"). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

19

Global X Brazil Consumer ETF

Ticker: BRAQ    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Consumer ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Consumer Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.77%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.77%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$79	$246	$428	$954

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.28% of the average value of its portfolio.

20

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of consumer companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, consumer companies include producers of food, beverages, apparel, household and leisure goods, cars and related items, media content, operators of retail stores, and companies offering services to private consumers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the consumer sector of the Brazilian economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

21

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in the Brazil Consumer sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

22

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: Brazil has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

23

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Risks Related to Investing in the Consumer Sector: The consumer sector may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, currency exchange rates, consumer confidence and changes in demographics. Companies in the consumer sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

24

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance . The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	10.85%
Worst Quarter:	09/30/11	(29.52%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (07/07/2010)
Global X Brazil Consumer ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(24.43%) (24.70%) (15.77%)	(1.02%) (1.28%) (0.97%)
Solactive Brazil Consumer Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(23.78%)	0.11%
S&P 500 Index	2.11%	14.51%
(Index returns do not reflect deductions for fees, expenses, or taxes)

25

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

26

Global X Brazil Financials ETF

Ticker: BRAF    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Financials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Financials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.77%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.77%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$79	$246	$428	$954

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.24% of the average value of its portfolio.

27

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of financials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, financials companies include those engaged in banking, lending, insurance, investments and/or financing. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the financial sector of the Brazilian economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

28

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in the Brazil Financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

29

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security , including as a result of adverse economic conditions in a trading partner’s economy, is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: Brazil has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

30

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Risks Related to Investing in the Financial Sector: Companies in the financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities. Governmental regulation may change frequently. The financial sector is exposed to certain risks, such as operating with substantial financial leverage, which may impact the value of investments more severely than investments outside the sector. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

31

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	12.46%
Worst Quarter:	09/30/11	(28.35%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (07/28/2010)
Global X Brazil Financials ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(20.55%) (21.63%) (13.14%)	(5.91%) (6.90%) (5.48%)
Solactive Brazil Financials Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(19.51%)	(5.11%)
S&P 500 Index	2.11%	11.74%
(Index returns do not reflect deductions for fees, expenses, or taxes)

32

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

33

Global X Brazil Industrials ETF

Ticker: [ ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Industrials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Industrials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.77%
Distribution and Service (12b-1) Fees:	None
Other Expenses: [1]	0.00
Total Annual Fund Operating Expenses:	0.77%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$79	$246

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

34

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of industrials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, industrials companies include those engaged in heavy construction, production of construction materials, waste and water management, freight transportation or production and manufacturing of industrial goods, vessels, vehicles, containers, electrical equipment and machinery. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the industrials sector of the Brazilian economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

35

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in the Brazil Industrial sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

36

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: Brazil has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

37

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Risks Related to Investing in the Industrials Sector: Companies in the industrials sector are affected by supply and demand both for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the industrial sector. Companies may also be adversely affected by environmental damage and product liability claims.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

38

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez ("Portfolio Managers"). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

39

Global X Brazil Materials ETF

Ticker: [ ]    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Materials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.77%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.77%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$79	$246

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

40

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of materials companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, materials companies include those engaged in developing, producing or selling physical substances and raw materials. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure equity performance of the materials sector of the Brazilian economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

41

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in the Brazil Materials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

42

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: Brazil invests has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

43

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Risks Related to Investing in the Materials Sector: Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims.

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

44

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez ("Portfolio Managers"). Mr. del Ama, who is Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and information about financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

45

Global X Brazil Utilities ETF

Ticker: BRAU    Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Brazil Utilities ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Brazil Utilities Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.77%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.77%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$79	$246

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

46

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also will invest at least 80% of its total assets in securities of utilities companies that are domiciled in, principally traded in or whose revenues are primarily from Brazil. For purposes of this policy, utilities companies include those engaged in the operation of facilities that distribute utilities such as electricity, natural gas, telecommunications, water, sewage and engage in related services. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the utilities sector of the Brazilian economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

47

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Trading Partner Risk: Several countries in Asia are major trade and investment partners of Brazil. Decreasing Asian imports, new trade regulations, changes in exchange rates, a recession in Asia or a slowing of economic growth in this region could have an adverse impact on the economy of Brazil.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economy of Brazil is affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in Brazilian securities, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Brazilian economy.

Concentration Risk: Because the Fund's investments are concentrated in the Brazil Utilities sector, the Fund will be susceptible to loss due to adverse occurrences affecting this sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Brazil's currency depreciates against the U.S. dollar.

48

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Brazil is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. Brazil is particularly exposed to Central and South American Economic Risks.

Geographic Risk: A natural disaster could occur in Brazil.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: Brazil has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

49

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is particularly exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Brazil: Investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

Risks Related to Investing in the Utilities Sector: Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. Privatization in the utilities sector may subject companies to greater competition and losses in profitability. Companies involved in telecommunications may encounter distressed cash flows due to the need to commit capital to new products and technologies.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Brazil are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Brazil are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of Brazil. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of Brazil.

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Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 52 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

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Cash Transactions Risk

Cash Transactions Risk applies to the Global X FTSE Colombia 20 ETF, Global X Brazil Mid Cap ETF, Global X Brazil Consumer ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, and Global X Brazil Utilities ETF.

Unlike most exchange-traded funds, these Funds intend to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in one of the Funds may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds currently intend to affect all redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Central and South American Regional Economic Risk

The economies of Argentina, Colombia and Brazil are affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Commodity Exposure Risk

The agricultural and mining sectors account for a large portion of exports from the economies of Argentina, Colombia and Brazil. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on these economies.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

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Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivates than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

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Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

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The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

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Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on the listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the listing exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

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Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk

Mid-Capitalization Companies Risk applies to the Global X Brazil Mid Cap ETF.

Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk

Privatization Risk applies to the Global X Brazil Consumer ETF, Global X Brazil Mid Cap ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, and Global X Brazil Utilities ETF.

The Brazilian government has begun a program of privatization, notably in the telecommunications and energy sectors. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur.

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Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Reliance on Trading Partners Risk

The economies of Argentina, Colombia and Brazil are dependent on each other and on the United States as key trading partners. Reduction in spending on the products and services of these markets by any of their key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of Argentina, Brazil and Colombia.

Asian Trading Partner Risk

Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on the economies of Argentina, Colombia and Brazil.

U.S. Trading Partners Risk

The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in Argentina, Colombia and Brazil and the economies of these countries may be particularly affected by changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate, a recession in the United States, or continuing increase in U.S. foreclosure rates may have a material adverse effect on the economies of Argentina, Colombia and Brazil.

Risks Related to Investing in Argentina

Risks Related to Investing in Argentina applies to the Global X FTSE Argentina 20 ETF.

Argentina’s economy is heavily dependent on exports. Argentina’s key trading and foreign investment partners are Brazil, China and the U.S. Reduction in spending on Argentinean products and services, or changes in China, the U.S., or any of the Central and South American economies, trade regulations or currency exchange rates may adversely impact the Argentinean economy.

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Argentina has experienced a high level of debt and public spending. Argentina’s default on its debt in 2001, its nationalization of private pensions in 2008, continues to impact the confidence of investors in Argentina, which might adversely impact returns in the Fund. Argentina has experienced periods of significant political instability and certain sectors and regions of Argentina experience high unemployment, which may cause downturns in the Argentinean market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Argentina and may stifle Argentinean economic growth or contribute to prolonged periods of recession.

Argentina has capital controls that could impact the inflow and repatriation of capital and the free transfers of securities. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV.

Risks Related to Investing in Brazil

Risk Related to Investing in Brazil applies to the Global X Brazil Consumer ETF, Global X Brazil Mid Cap ETF, Global X Brazil Financials ETF, Global X Brazil Industrials ETF, Global X Brazil Materials ETF, and Global X Brazil Utilities ETF.

Investments in securities of Brazilian companies are subject to regulatory, economic and political risks related to the significant influence that the Brazilian government exercises over its economy. The Brazilian economy has historically been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. Government efforts to check inflation and shape other aspects of the economy have involved, among others, the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. There can be no assurances that similar measures will not be instituted in the future. Such measures may have significant effects on the Funds’ investments.

Brazil, like many other South American countries, has historically experienced high rates of inflation and may do so in the future. An increase in prices for petroleum, the depreciation of the real and future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Brazil also continues to suffer from a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating, all of which may adversely impact the Funds’ investments.

Investments in Brazilian securities may be subject to certain restriction on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil’s debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future.

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Brazil is heavily dependent on export to the United States, China and other countries in Central and South America, especially fellow member states in the Mercosur trade bloc. Reduction in spending on Brazilian products and services, or adverse economic events, such as inflation, high interest rates, currency devaluation, political upheaval and high unemployment rates, in any of the trading partner states may impact the Brazilian economy. Further, many economies in Central and South America, including Brazil’s, are heavily dependent on commodity exports and may be particularly sensitive to fluctuations in commodity prices.

Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Funds’ investments.

The market for Brazilian securities is influenced by the flow of international capital and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

Risks Related to Investing in Colombia

Risks Related to Investing in Colombia applies to the Global X FTSE Colombia 20 ETF.

Colombia’s economy is heavily dependent on exports. The oil, coal and coffee sectors of Colombia’s economy account for a large portion of its exports. Any changes in these sectors could have an adverse impact on the Colombian economy. Colombia’s key trading and foreign investment partners are the U.S., Brazil, China, the E.U., Venezuela and Mexico. Reduction in spending on Colombian products and services, or changes in the U.S. or any of the Central and South American economies, trade regulations or currency exchange rates may adversely impact the Colombian economy.

Colombia has experienced a high level of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the country’s sovereign debt rating and adversely impact investments in the Fund. Colombia has experienced periods of political instability, violence, and social unrest in the past. Although levels of violence associated with internal conflicts and drug-trafficking have fallen, they remain high by international standards. Moreover, ongoing tension between Colombia and Venezuela could adversely affect the Colombian economy.

In the recent past, Colombia has imposed stringent capital controls that have restricted the inflow and repatriation of capital and the free transfers of securities. These controls have since been eased but there can be no assurance that they will be reinstated or changed again and without prior warning. These capital controls could disrupt the creation/redemption process thereby adversely affecting trading of the Shares. For example, these controls could cause the Shares to trade at a price that is materially different from its NAV.

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Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis. In addition, emerging markets are especially economically sensitive to environmental events.

A substantial portion of Colombia’s exports are from businesses in the agriculture and mining sectors of its economy. Commodity prices or negative changes in these sectors could have an adverse impact on Colombia’s economy and companies located in Colombia.

Risks Related to Investing in the Consumer Sector

Risks Related to Investing in the Consumer Sector applies to the Global X Brazil Consumer ETF.

The consumer sector may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, currency exchange rates, and consumer confidence. Companies in the consumer sector may be subject to severe competition, which may have an adverse impact on their profitability. Success depends heavily on disposable household income and consumer spending. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies represented in the Underlying Index. In addition, tobacco companies in the consumer sector may be adversely affected by new laws, regulation and litigation. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Risks Related to Investing in the Financial Sector

Risks Related to Investing in the Financial Sector applies to the Global X Brazil Financials ETF.

Companies in the financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financial sector is exposed to certain risks, such as operating with substantial financial leverage, which may impact the value of investments more severely than investments outside the sector. The financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades of their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value. Insurance companies may be subject to severe price competition, which may have an adverse impact on their profitability. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include REITs).

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Risks Related to Investing in the Industrial Sector

Risks Related to Investing in the Industrial Sector applies to the Global X Brazil Industrials ETF.

Companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the industrial sector. Companies in the industrial sector may be adversely affected by damages from environmental and product liability claims.

Risks Related to Investing in the Materials Sector

Risks Related to Investing in the Materials Sector applies to the Global X Brazil Materials ETF.

Companies in the materials sector are affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or outright losses. Issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risks Related to Investing in the Utilities Sector

Risks Related to Investing in the Utilities Sector applies to the Global X Brazil Utilities ETF.

Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition and governmental regulations on rates charged to customers. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates.

The Brazilian government has begun a program of privatization in the utilities sector. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur. Other companies may be subjected to greater competition and losses in profitability.

Companies involved in telecommunications may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

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Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

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Each Fund pays the Adviser fees (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee

Global X FTSE Argentina 20 ETF	0.74%
Global X FTSE Colombia 20 ETF	0.68%
Global X Brazil Mid Cap ETF	0.69%
Global X Brazil Consumer ETF	0.77%
Global X Brazil Financials ETF	0.77%

The Global X Brazil Industrials ETF, Global X Brazil Materials ETF and Global X Brazil Utilities ETF were not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X Brazil Industrials ETF, Global X Brazil Materials ETF and Global X Brazil Utilities ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.77% , 0.77% and 0.77%, respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Global X FTSE Colombia 20 ETF and the Global X FTSE Argentina 20 ETF bears asset-based custodial fees not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Global X and InterBolsa S.A. ("InterBolsa"), one of the leading broker-dealers located in Colombia, have entered into an agreement, pursuant to which InterBolsa agrees to provide certain marketing, marketing-related and other services and allow the use of InterBolsa's name and brand with respect to the Global X FTSE Colombia 20 ETF. Under this agreement, InterBolsa has agreed to make an initial payment to Global X regarding certain start-up expenses for the Global X FTSE Colombia 20 ETF and Global X has agreed to share with InterBolsa fifty percent (50%) of Global X's legitimate profits and losses with respect to the Global X FTSE Colombia 20 ETF.

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Expense Limitation

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses (other than taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) of the Global X FTSE Colombia 20 ETF so that the Fund's Total Annual Fund Operating Expenses are not expected to exceed 0.81% of the Fund's average daily net assets per year, subject to recapture as described below. This arrangement is expected to continue until at least April 1, 2013. To the extent that a Fund incurs Excluded Expenses, Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement would exceed the limit. Pursuant to the Expense Limitation Agreement, the Global X FTSE Colombia 20 (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed or waived and/or limited pursuant to the Expense Limitation Agreement during the prior rolling 36 month period following the period on which fees were waived and/or expenses were limited, provided that, among other things, any reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.81% of the Fund's average daily net assets during period in which any reimbursement amount is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X Brazil Industrials ETF, Global X Brazil Materials ETF and Global X Brazil Utilities ETF) is available in the Fund’s Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011. The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Brazil Industrials ETF, Global X Brazil Materials ETF and Global X Brazil Utilities ETF will be available in the Funds’ first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Funds’ portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

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The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing U.S. exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the market price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds will be listed on the listing exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

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Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Funds.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Funds’ distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

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Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Funds had commenced operations as of the most recent fiscal year end: Global X FTSE Argentina 20 ETF, Global X FTSE Colombia 20 ETF, Global X Brazil Mid Cap ETF, Global X Brazil Consumer ETF and Global X Brazil Financials ETF.

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The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

“Annualized Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Annualized Total Returns Inception to 10/31/11

	NAV	MARKET	UNDERLYING INDEX
Global X FTSE Colombia 20 ETF [1]	43.40%	41.33%	45.23%
Global X Brazil Mid Cap ETF [2]	2.95%	1.36%	3.51%
Global X Brazil Consumer ETF [3]	6.47%	7.72%	7.56%
Global X Brazil Financials ETF [4]	(0.43%)	(1.32%)	0.18%

Cumulative Total Returns Inception to 10/31/11

	NAV	MARKET	UNDERLYING INDEX
Global X FTSE Argentina 20 ETF [5]	(26.19%)	(26.66%)	(26.06%)
Global X FTSE Colombia 20 ETF [1]	168.01%	157.60%	177.38%
Global X Brazil Mid Cap ETF [2]	4.03%	1.85%	4.81%
Global X Brazil Consumer ETF [3]	8.58%	10.27%	10.09%
Global X Brazil Financials ETF [4]	(0.54%)	(1.66%)	0.23%

1 For the period since inception on 2/5/09 to 10/31/11

2 For the period since inception on 6/21/10 to 10/31/11

3 For the period since inception on 7/7/10 to 10/31/11

4 For the period since inception on 7/28/10 to 10/31/11

5 For the period since inception on 3/2/11 to 10/31/11

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INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Argentina 20 Index

The FTSE Argentina 20 Index is designed to measure equity performance of the top 20 companies within the investable universe of Argentina-domiciled companies or companies that have substantial revenues or assets in Argentina, as defined by FTSE. Only shares open to foreign ownership without restrictions are eligible for inclusion in the Underlying Index, such as ADRs and non-Argentinean listed securities. The index is weighted by modified free float-adjusted, market capitalization and employs a unique capping methodology to facilitate regulatory compliance in the listing of financial products on US exchanges. The index is maintained by FTSE International Limited.

FTSE Colombia 20 Index

The FTSE Colombia 20 Index is designed to reflect the equity performance of the top 20 most liquid Colombian securities, ranked by 6 months’ daily average traded value. Eligible constituents are all Colombian companies that have a listing on Bolsa de Valores de Colombia (BVC) Stock Exchange. The index is weighted by market capitalization and employs a unique capping methodology to facilitate regulatory compliance in the listing of financial products on US exchanges. Stocks are free-float adjusted to ensure that only the investable opportunity set is included within the indices. The index is maintained by FTSE International Limited.

Solactive Brazil Consumer Index

The Solactive Brazil Consumer Index is designed to reflect the equity performance of the consumer sector in Brazil. It is comprised of securities of companies which have their main business operations in the consumer sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Brazil Financials Index

The Solactive Brazil Financials Index is designed to reflect the equity performance of the financial sector in Brazil. It is comprised of securities of companies which have their main business operations in the financial sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Industrials Index

The Solactive Brazil Industrials Index is designed to reflect the equity performance of the industrials sector in Brazil. It is comprised of securities of companies which have their main business operations in the industrial sector and are domiciled, principally traded or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Materials Index

The Solactive Brazil Materials Index is designed to reflect the equity performance of the materials sector in Brazil. It is comprised of securities of companies which have their main business operations in the materials sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Utilities Index

The Solactive Brazil Utilities Index is designed to reflect the equity performance of the utilities sector in Brazil. It is comprised of securities of companies which have their main business operations in the utilities sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Mid Cap Index

The Solactive Brazil Mid Cap Index is designed to reflect the equity performance of Brazilian mid cap companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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FTSE International Limited (FTSE) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers. FTSE does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. The company was founded in 2007 and is based in Frankfurt. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following funds have commenced operations and have financial highlights: Global X FTSE Argentina 20 ETF, Global X FTSE Colombia 20 ETF, Global X Brazil Mid Cap ETF, Global X Brazil Consumer ETF and Global X Brazil Financials ETF. Because the Global X Brazil Industrials ETF, Global X Brazil Materials ETF and Global X Brazil Utilities ETF had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

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The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

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Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total From Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)
		Global X FTSE Argentina 20 ETF (1)

2011	14.93	0.23	(4.14)	(3.91)	—	—	—	11.02	(26.19)	3,857	0.75†	2.53†	40.86††
		Global X FTSE Colombia 20 ETF (2)

2011(7)	22.99	0.29	(3.88)	(3.59)	(0.13)	(0.08)	(0.21)	19.19	(15.69)	141,613	0.83@	1.39	63.11
2010(6)	13.92	0.16	9.44	9.60	(0.53)	—	(0.53)	22.99	71.28	196,355	0.86@	0.77	40.95
2009(6)	7.50	0.25	6.17	6.42	—	—	—	13.92	85.60	6,960	0.86†@	2.93†	1.94††
		Global X Brazil Mid Cap ETF (3)

2011	18.28	0.46	(2.94)	(2.48)	(0.23)	(0.02)	(0.25)	15.55	(13.73)	23,329	0.69	2.68	16.90
2010	15.16	0.08	3.04	3.12	—	—	—	18.28	20.58	29,242	0.69†	1.24†	2.69††
		Global X Brazil Consumer ETF (4)

2011	19.95	0.28	(3.42)	(3.14)	(0.02)	(0.01)	(0.03)	16.78	(15.74)	29,361	0.77	1.53	37.28
2010	15.48	—	4.47	4.47	—	—	—	19.95	28.88	24,934	0.77†	0.07†	4.72††
		Global X Brazil Financials ETF (5)

2011	17.40	0.46	(2.85)	(2.39)	(0.09)	—	(0.09)	14.92	(13.80)	7,461	0.77	2.85	37.24
2010	15.08	0.05	2.27	2.32	—	—	—	17.40	15.38	7,829	0.77†	1.15†	—††

(1) The Fund commenced operations on March 2, 2011.

(2) The Fund commenced operations on February 5, 2009.

(3) The Fund commenced operations on June 21, 2010.

(4) The Fund commenced operations on July 7, 2010.

(5) The Fund commenced operations on July 28, 2010.

(6) Per share amounts have been restated for a 2 for 1 share split on April 12, 2011.

(7) Per share amounts have been adjusted for a 2 for 1 share split on April 12, 2011.

*	Per share data calculated using average shares method.
**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.
@	The Ratio of Expenses to Average Net Assets includes the effect of a waiver. If these expense offsets were excluded, the ratio would have been 0.81%, 0.86% and 0.86% for the periods ended 2011, 2010 and 2009, respectively.

Amounts designated as “—“ are either $0 or rounded to $0.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X China Consumer ETF

NYSE Arca, Inc: CHIQ

Global X China Energy ETF

NYSE Arca, Inc: CHIE

Global X China Financials ETF

NYSE Arca, Inc: CHIX

Global X China Industrials ETF

NYSE Arca, Inc: CHII

Global X China Materials ETF

NYSE Arca, Inc: CHIM

Global X NASDAQ China Technology ETF1

NASDAQ: QQQC

Global X China Mid Cap ETF*

NYSE Arca, Inc: CHIA

Prospectus

March 1, 2012

*Not open for investment.

1 Formerly Global X China Technology ETF

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	49

PORTFOLIO HOLDINGS INFORMATION	62

FUND MANAGEMENT	62

DISTRIBUTOR	64

BUYING AND SELLING fund SHARES	64

FREQUENT TRADING	65

DISTRIBUTION AND SERVICE PLAN	66

DIVIDENDS AND DISTRIBUTIONS	66

taxes	66

DETERMINATION OF NET ASSET VALUE	70

PREMIUM/DISCOUNT INFORMATION	72

TOTAL RETURN INFORMATION	72

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	73

OTHER SERVICE PROVIDERS	77

FINANCIAL HIGHLIGHTS	77

OTHER INFORMATION	79

1

FUND SUMMARIES

Global X China Consumer ETF

Ticker: CHIQ  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Consumer ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Consumer Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.37% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of consumer companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, consumer companies include those engaged in producing or selling goods or services to consumers. Examples include producers of food, beverages, apparel, household and leisure goods, cars and related items, media content, operators of retails stores, and companies offering services to private consumers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the Consumer sector of the Chinese economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

2

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Consumer sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

3

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

4

Risks Related to Investing in the Consumer Sector: Investments in securities in the Consumer sector may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, currency exchange rates, consumer confidence and changes in consumes in demographics and consumer tastes. Companies in the consumer sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.. Updated performance information is available online at www.globalxfunds.com.

5

Annual Total Returns (Years Ended December 31)

Best Quarter:	09/30/10	23.75%
Worst Quarter:	09/30/11	(27.33%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (11/30/2009)
Global X China Consumer ETF:
• Return before taxes	(23.30%)	(5.26%)
• Return after taxes on distributions	(23.35%)	(5.42%)
• Return after taxes on distributions and sale of Fund Shares	(15.08%)	(4.50%)

Solactive China Consumer Index	(22.47%)	(4.80%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	9.03%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

6

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

7

Global X China Energy ETF

Ticker: CHIE  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Energy ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Energy Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11.39% of the average value of its portfolio.

8

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of energy companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, energy companies include those engaged in the production and/or distribution of energy, both conventional and renewable, or the production and/or mining of commodities used in energy production. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the Energy sector of the Chinese economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

9

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Energy sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

10

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

11

Risks Related to Investing in the Energy Sector: Investments in securities in the Energy sector are subject to swift energy price and supply fluctuations caused by events relating to international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other governmental regulatory policies.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

12

Annual Total Returns (Years Ended December 31)

Best Quarter:	09/30/10	17.40%
Worst Quarter:	09/30/11	(26.13%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (12/15/2009)
Global X China Energy ETF:
• Return before taxes	(15.81%)	(5.72%)
• Return after taxes on distributions	(15.83%)	(5.76%)
• Return after taxes on distributions and sale of Fund Shares	(9.72%)	(4.68%)

Solactive China Energy Index	(14.40%)	(4.85%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	8.59%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

13

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

14

Global X China Financials ETF

Ticker: CHIX  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Financials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Financials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.54% of the average value of its portfolio.

15

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of financials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, financials companies include those engaged in banking, lending, insurance, investments and/or financing. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the Financials sector of the Chinese economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

16

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Financials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

17

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

18

Risks Related to Investing in the Financials Sector: Investments in securities in the Financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities. The Financials sector is exposed to certain risks, such as operating with substantial financial leverage, which may impact the value of investments more severely than investments outside the sector. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

19

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	19.50%
Worst Quarter:	09/30/11	(34.66%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (12/10/2009)
Global X China Financials ETF:
• Return before taxes	(23.54%)	(15.22%)
• Return after taxes on distributions	(23.49%)	(15.27%)
• Return after taxes on distributions and sale of Fund Shares	(15.22%)	(12.62%)

Solactive China Financials Index	(23.90%)	(15.23%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	8.81%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

20

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

21

Global X China Industrials ETF

Ticker: CHII  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Industrials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Industrials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.13% of the average value of its portfolio.

22

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of industrials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, industrials companies include those engaged in heavy construction, production of construction materials, waste and water management, freight transportation or production and manufacturing of industrial goods, vessels, vehicles, containers, electrical equipment and machinery. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before the can be changed.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the Industrials sector of the Chinese economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

23

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Industrials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

24

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

25

Risks Related to Investing in the Industrials Sector: Investments in securities in the Industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies also may be adversely affected by environmental damage and product liability claims.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

26

Annual Total Returns (Years Ended December 31)

Best Quarter:	09/30/10	24.96%
Worst Quarter:	09/30/11	(39.82%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (11/30/2009)
Global X China Industrials ETF:
• Return before taxes	(36.98%)	(16.90%)
• Return after taxes on distributions	(36.92%)	(16.91%)
• Return after taxes on distributions and sale of Fund Shares	(23.93%)	(14.00%)

Solactive China Industrials Index	(34.14%)	(15.20%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	9.03%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

27

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

28

Global X China Materials ETF

Ticker: CHIM  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Materials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.82% of the average value of its portfolio.

29

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of materials companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, materials companies include those engaged in developing, producing or selling physical substances and raw materials. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the investable universe of companies in the Materials sector of the Chinese economy, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

30

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Materials sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

31

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk. China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk. The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

32

Risks Related to Investing in the Materials Sector: Investments in securities in the Materials sector are subject to changes in commodity prices, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the Materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims.

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk. China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

33

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	9.11%
Worst Quarter:	09/30/11	(38.38%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (01/12/2010)
Global X China Materials ETF:
• Return before taxes	(41.68%)	(24.03%)
• Return after taxes on distributions	(41.68%)	(24.13%)
• Return after taxes on distributions and sale of Fund Shares	(27.09%)	(20.00%)

Solactive China Materials Index	(39.61%)	(22.56%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	7.48%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

34

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

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Global X NASDAQ China Technology ETF

Ticker: QQQC  Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X NASDAQ China Technology ETF (“Fund”) (formerly Global X China Technology ETF) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the NASDAQ OMX China Technology Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.79% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of technology companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, technology companies include those engaged in production of technology-related hardware and software, telecommunications, internet, information technology and social media. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to track the performance of the technology sector in China. It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is The NASDAQ OMX Group, Inc. (“Nasdaq”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

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The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Technology sector, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

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Risks Related to Investing in the Technology Sector: Investments in securities in the Technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology tend to be more volatile than the overall market, and are also are heavily dependent on patent and intellectual property rights.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance . On December 13, 2011, the name of the Fund changed from the Global X China Technology ETF to the Global X NASDAQ China Technology ETF to reflect a change in the Fund’s Index Provider from Structured Solutions AG to NASDAQ OMX and a change in the Fund’s Underlying Index from Solactive China Technology Index to NASDAQ OMX China Technology Index. The performance of the former Underlying Index is shown. No performance history has been presented for the current Underlying Index because it has an inception date of November 30, 2011. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

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Annual Total Returns (Years Ended December 31)

Best Quarter:	09/30/10	18.15%
Worst Quarter:	09/30/11	(20.77%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (12/08/2009)
Global X NASDAQ China Technology ETF:
• Return before taxes	(18.03%)	(4.27%)
• Return after taxes on distributions	(18.12%)	(4.42%)
• Return after taxes on distributions and sale of Fund Shares	(11.40%)	(3.59%)

Solactive China Technology Index	(16.57%)	(2.82%)
(Index returns do not reflect deductions for fees, expenses, or taxes)

S&P 500 Index	2.11%	9.29%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

42

Global X China Mid Cap ETF

Ticker: CHIA  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X China Mid Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive China Mid Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in mid cap securities on companies that are domiciled in, principally traded in or whose revenues are primarily from China. For purposes of this policy, the Fund considers mid-cap companies to be those companies included in, or similar in size to those included in, the Solactive China Mid Cap Index, as of the latest reconstitution date, at the time of purchase. As of October 31, 2011 the market capitalization of the Solactive China Mid Cap Index was between $500 million and $15 billion. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure the equity performance of the investable universe of Chinese mid-market capitalization companies, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

44

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Chinese securities and in the Mid Cap size category, the Fund will be susceptible to loss due to adverse occurrences affecting this country and sector.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if China's currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: China is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is specifically exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in China.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Mid-Capitalization Companies Risk: Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Privatization Risk: China has begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. China is particularly exposed to U.S. Trading Partner Risk.

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Risks Related to Investing in China: Investments in securities of Chinese companies are subject to legal, regulatory, monetary, political, social instability and economic risks. The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in China are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in China are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: China has experienced security concerns. Incidents involving a country’s security may cause uncertainty in its market and may adversely affect its economy.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States is a large trade and investment partner of China. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosures rates may have an adverse impact on the economy of China.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 49 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as identified in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivates than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Latin, Central and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries, including China.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

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The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

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Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk

Mid-Capitalization Companies Risk applies to the Global X China Mid Cap ETF.

Mid cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

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Privatization Risk

China has begun a program of privatization, notably in the telecommunications and energy sectors. Historically, investors in some newly privatized entities have suffered losses due to inability of the newly privatized company to adjust quickly to a competitive environment or to changed regulatory and legal standards. There is no assurance that similar losses will not recur.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Reliance on Trading Partners Risk

Export growth continues to be a major driver of China’s rapid economic growth. To increase exports, China has pursued policies such as liberalizing trading rights and encouraging foreign companies to conduct manufacturing and assembly operations in China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which each Fund invests.

Risks Related to Investing in Asia

Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.

Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Asia is subject to changes in government policy or shifts in political attitudes within countries in the region.

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Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body.

Securities markets in Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Risks Related to Investing in China

The Chinese economy is subject to a considerable degree of economic, political and social instability.

Political and Social Risk

The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. Unanticipated political or social developments may result in sudden and significant investment losses.

Heavy Government Control and Regulations

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets.

Economic Risk

The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

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If any of China’s primary trading partners, such as the United States, the European Union, Japan and South Korea, were to experience adverse economic conditions, the demand for Chinese exports could be reduced and this would adversely impact the Chinese economy. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Expropriation Risk

The Chinese government maintains a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Hong Kong Political Risk

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Risks Related to Investing in the Consumer Sector

Risks Related to Investing in the Consumer Sector applies to the Global X China Consumer ETF.

The Consumer sector may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, currency exchange rates, and consumer confidence. Companies in the Consumer sector may be subject to severe competition, which may have an adverse impact on their profitability. Success depends heavily on disposable household income and consumer spending. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies represented in the Underlying Index. In addition, tobacco companies in the consumer sector may be adversely affected by new laws, regulation and litigation. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Risks Related to Investing in the Energy Sector

Risks Related to Investing in the Energy Sector applies to the Global X China Energy ETF.

Securities of companies in the Energy sector are subject to swift energy price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Weak demand for the companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, would adversely impact this Fund’s performance. Companies in the oil and gas sector (including alternative energy suppliers) may be adversely affected by natural disasters or other catastrophes, and may be at risk for environmental damage claims. These companies may also be adversely affected by changes in exchange rates, interest rates, economic conditions or world events in the regions that the companies operate (i.e., expropriation, nationalization, confiscation of assets and coups, social unrest, violence or labor unrest). Most or all of the Fund’s investments are in companies located in emerging market countries, which may heighten these risks. Companies engaged in the distribution of energy, including electricity and gas, may be adversely affected by governmental limitation on rates charged to customers. Deregulation and greater competition may adversely affect the profitability of these companies and lead to diversification outside of their original geographic regions and their traditional lines of business, potentially increasing risk and making the price of their equity securities more volatile.

Risks Related to Investing in the Financials Sector

Risks Related to Investing in the Financials Sector applies to the Global X China Financials ETF.

Companies in the Financials sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The Financials sector is exposed to risks that may impact the value of investments in the Financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The Financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades in their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include REITs).

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Risks Related to Investing in the Industrials Sector

Risks Related to Investing in the Industrials Sector applies to the Global X China Industrials ETF.

The stock prices of companies in the Industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies in the Industrials sector may be adversely affected by damages from environmental claims and product liability claims.

Risks Related to Investing in the Materials Sector

Risks Related to Investing in the Materials Sector applies to the Global X China Materials ETF.

Issuers in the Materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the Materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risks Related to Investing in the Technology Sector

Risks Related to Investing in the Technology Sector applies to the Global X NASDAQ China Technology ETF.

Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the Technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Security Risk

China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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U.S. Trading Partner Risk

The United States is a significant trading partner of or foreign investor in certain countries in which each Fund invests and the economies of these countries may be particularly affected by changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate, a recession in the United States or continued increases in foreclosures rates may have a material adverse effect on economies of the countries in which each Fund invests.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

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Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Funds paid monthly fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X China Consumer ETF	0.65%
Global X China Energy ETF	0.65%
Global X China Financials ETF	0.65%
Global X China Industrials ETF	0.65%
Global X China Materials ETF	0.65%
Global X NASDAQ China Technology ETF	0.65%

The Global X China Mid Cap ETF was not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X China Mid Cap ETF is at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.65%.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X China Mid Cap ETF) is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011. The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X China Mid Cap ETF will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a U.S. exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the market price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

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Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

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DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

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Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

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You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

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Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

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Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

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In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

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The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

Each Fund (other than the Global X China Mid Cap ETF) had commenced operations as of the most recent fiscal year.

The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of its fiscal year ended October 31, 2011.

“Annualized Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Annualized Total Returns
Inception to 10/31/11

	NAV	MARKET	UNDERLYING INDEX
Global X China Consumer ETF [1]	(0.66%)	(2.67%)	(0.15%)
Global X China Energy ETF [2]	(4.04%)	(5.94%)	(3.12%)
Global X China Financials ETF [3]	(14.09%)	(15.99%)	(13.99%)
Global X China Industrials ETF [4]	(14.22%)	(15.83%)	(12.30%)
Global X China Materials ETF [5]	(21.47%)	(22.62%)	(19.86%)
Global X NASDAQ China Technology ETF [6]	2.18%	1.06%	2.78%*

Cumulative Total Returns
Inception to 10/31/11

	NAV	MARKET	UNDERLYING INDEX
Global X China Consumer ETF [1]	(1.26%)	(5.05%)	(0.29%)
Global X China Energy ETF [2]	(7.45%)	(10.85%)	(5.78%)
Global X China Financials ETF [3]	(24.95%)	(28.05%)	(24.80%)
Global X China Industrials ETF [4]	(25.47%)	(28.13%)	(22.26%)
Global X China Materials ETF [5]	(35.29%)	(36.99%)	(32.86%)
Global X NASDAQ China Technology ETF [6]	4.18%	2.01%	5.33%*

1 For the period since inception on 11/30/09 to 10/31/11

2 For the period since inception on 12/15/09 to 10/31/11

3 For the period since inception on 12/10/09 to 10/31/11

4 For the period since inception on 11/30/09 to 10/31/11

5 For the period since inception on 1/12/10 to 10/31/11

6 For the period since inception on 12/08/09 to 10/31/11

* Index returns for the Fund’s former Index, the Solactive China Technology Index. The Fund’s current Index is the NASDAQ OMX China Technology Index.

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Solactive China Consumer Index

The Solactive China Consumer Index is designed to reflect the equity performance of the consumer sector in China. It is made up of securities of companies which have their main business operations in the consumer sector and generally includes companies whose businesses involve: general retail; diversified consumer services; food production and retail; beverages; household goods; leisure goods; personal goods; automobiles, auto components and distributors; tobacco; media; and travel and leisure. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive China Energy Index

The Solactive China Energy Index is designed to reflect the equity performance of the energy sector in China. It is made up of securities of companies which have their main business operations in the energy sector and generally includes companies whose businesses involve: oil, gas, consumable fuels, alternative energy and electricity production and distribution; and energy equipment and services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs.. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive China Financials Index

The Solactive China Financials Index is designed to reflect the equity performance of the financial sector in China. It is made up of securities of companies which have their main business operations in the financial sector and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive China Industrials Index

The Solactive China Industrials Index is designed to reflect the equity performance of the industrial sector in China. It is made up of securities of companies which have their main business operations in the industrial sector and generally includes companies whose businesses involve: construction and materials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services; and trading companies, shipbuilding and aerospace. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive China Materials Index

The Solactive China Materials Index is designed to reflect the equity performance of the basic materials sector in China. It is made up of securities of companies which have their main business operations in the basic materials sector and generally includes companies whose businesses involve: chemicals; metals and mining; and forestry and paper products. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

NASDAQ OMX China Technology Index

The NASDAQ OMX China Technology Index is designed to track the performance of the technology sector in China. It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. Only securities which are tradable for foreign investors without restrictions are eligible, such as Shanghai and Shenzhen B-shares, Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs. The stocks are screened for liquidity and weighted according to float adjusted modified market-capitalization. The index is maintained by NASDAQ OMX.

Solactive China Mid Cap Index

The Solactive China Mid Cap Index is designed to reflect the equity performance of Chinese mid cap companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Each Index Provider is described separately below:

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

The NASDAQ OMX Group, Inc. delivers trading, exchange technology and public company services across six continents, with more than 3,500 listed companies. NASDAQ OMX offers multiple capital raising solutions to companies around the globe, including its U.S. listings market, NASDAQ OMX Nordic, NASDAQ OMX Baltic, NASDAQ OMX First North, and the U.S. 144A sector. The company offers trading across multiple asset classes including equities, derivatives, debt, commodities, structured products and exchange-traded funds. NASDAQ OMX technology supports the operations of over 70 exchanges, clearing organizations and central securities depositories in more than 50 countries. NASDAQ OMX Nordic and NASDAQ OMX Baltic are not legal entities but describe the common offering from NASDAQ OMX exchanges in Helsinki, Copenhagen, Stockholm, Iceland, Tallinn, Riga, and Vilnius.

NASDAQ OMX is a leading, global provider of index services including design, development, calculation, dissemination, licensing and marketing across six continents. As a premier full-service provider, NASDAQ OMX is dedicated to designing powerful, relevant index and benchmark families that are in sync with the continually changing market environment. Utilizing the expanded coverage of our global footprint with four distinct index brands - NASDAQ, OMX, NASDAQ OMX, and PHLX - NASDAQ OMX has more than 2,500 diverse indexes that provide coverage across asset classes, countries and sectors.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index to track general stock market performance. The Corporations' only relationship to Global X Management Company, LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ 500 IndexSM, NASDAQ 400 IndexSM and NASDAQ OMX Global Technology IndexSM registered trademarks, and certain trade names and service marks of the Corporations and the use of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

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The corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no warranty, express or implied, as to results to be obtained by licensee, owners of the product(s), or any other person or entity from the use of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. Without limiting any of the foregoing, in no event shall the corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

OTHER SERVICE PROVIDERS

SEI Investments Global Fund Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following funds have commenced operations and have financial highlights: Global X China Consumer ETF, Global X China Energy ETF, Global X China Financials ETF, Global X China Industrials ETF, Global X China Materials ETF, and Global X NASDAQ China Technology ETF. Because the Global X China Mid Cap ETF had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

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Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)

	Global X China Consumer ETF(1)

2011	20.33	0.17	(5.02)	(4.85)	(0.19)	—	(0.19)	15.29	(23.99)	136,858	0.65	0.98	12.37
2010	15.65	0.17	4.51	4.68	—	—	—	20.33	29.90	174,875	0.65†	1.03†	3.91††

	Global X China Energy ETF(2)

2011	15.72	0.27	(2.07)	(1.80)	(0.14)	—	(0.14)	13.78	(11.57)	4,822	0.65	1.70	11.39
2010	15.02	0.23	0.47	0.70	—	—	—	15.72	4.66	4,717	0.65†	1.80†	20.55††

	Global X China Financials ETF (3)

2011	14.77	0.03	(3.56)	(3.53)	(0.32)	—	(0.32)	10.92	(24.29)	10,924	0.65	0.25	41.54
2010	14.90	0.27	(0.40)	(0.13)	—	—	—	14.77	(0.87)	70,158	0.65†	2.26†	14.42††

	Global X China Industrials ETF (4)

2011	17.13	0.13	(5.64)	(5.51)	(0.23)	—	(0.23)	11.39	(32.56)	4,558	0.65	0.88	20.13
2010	15.50	0.08	1.55	1.63	—	—	—	17.13	10.52	12,850	0.65†	0.61†	12.74††

	Global X China Materials ETF (5)

2011	14.59	0.01	(4.87)	(4.88)	(0.14)	—	(0.14)	9.58	(33.69)	2,875	0.65	0.05	36.82
2010	14.95	0.02	(0.38)	(0.36)	—	—	—	14.59	(2.41)	57,642	0.65†	0.23†	6.13††

	Global X NASDAQ China Technology ETF (6)

2011	17.21	0.38	(1.67)	(1.67)	(0.03)	(0.13)	(0.16)	15.38	(9.81)	4,614	0.65	2.26	16.79
2010	14.90	0.03	2.28	2.31	—	—	—	17.21	15.50	4,301	0.65†	0.24†	5.15††

(1)	The Fund commenced operations on November 30, 2009.
(2)	The Fund commenced operations on December 15, 2009.
(3)	The Fund commenced operations on December 10, 2009.

(4)	The Fund commenced operations on November 30, 2009.
(5)	The Fund commenced operations on January 12, 2010.
(6)	The Fund commenced operations on December 8, 2009.

*	Per share data calculated using average shares method.
**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
† †	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by an exchange. The exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

79

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser

Global X Management Company LLC

399 Park Avenue, 32nd floor

New York, NY 10022

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian and Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Sub-Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel to the Independent Trustees

Dechert LLP

1775 I Street

Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

81

Global X Aluminum ETF

NYSE Arca, Inc: ALUM

Global X Copper Miners ETF

NYSE Arca, Inc: COPX

Global X Pure Gold Miners ETF

NYSE Arca, Inc: GGGG

Global X Lithium ETF

NYSE Arca, Inc: LIT

Global X Platinum Miners ETF*

NYSE Arca, Inc: [  ]

Global X Silver Miners ETF

NYSE Arca, Inc: SIL

Global X Uranium ETF

NYSE Arca, Inc: URA

Prospectus

March 1, 2012

*Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

FUND SUMMARIES	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	46
PORTFOLIO HOLDINGS INFORMATION	56
FUND MANAGEMENT	56
DISTRIBUTOR	58
BUYING AND SELLING fund SHARES	58
FREQUENT TRADING	59
DISTRIBUTION AND SERVICE PLAN	60
DIVIDENDS AND DISTRIBUTIONS	60
TAXES	61
DETERMINATION OF NET ASSET VALUE	65
PREMIUM/DISCOUNT INFORMATION	66
TOTAL RETURN INFORMATION	66
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	68
OTHER SERVICE PROVIDERS	69
FINANCIAL HIGHLIGHTS	70
OTHER INFORMATION	72

FUND SUMMARIES

Global X Aluminum ETF

Ticker: ALUM Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Aluminum ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Aluminum Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$70	$221	$384	$859

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on January 4, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 15.47% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the aluminum industry. Companies economically tied to the aluminum industry include those engaged in mining, producing, smelting, and/or refining aluminum or aluminum products. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure broad based equity market performance of global companies primarily involved in the aluminum industry, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 22 constituents, 18 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in Aluminum miners and producers, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on Aluminum miners and producers.

Concentration Risk: Because the Fund's investments are concentrated in the aluminum industry, the Fund will be susceptible to loss due to adverse occurrences affecting the aluminum industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including China, Russia, South Korea and Malaysia, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, Great Britain, Norway, Australia, Japan, China, South Korea, Greece, Singapore, Russia and Malaysia, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

3

Geographic Risk: The Fund is expected to invest in securities in geographies currently including North America, Europe, Africa and Asia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Aluminum Price: The Underlying Index measures the performance of companies primarily involved in the aluminum industry and not the performance of aluminum price itself. The securities of companies involved in the aluminum industry may under- or over-perform aluminum price itself over the short-term or the long-term.

Risk Related to Investing in the Aluminum Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the aluminum industry and the price of aluminum itself. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, aluminum companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

4

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

5

Global X Copper Miners ETF

Ticker: COPX Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Copper Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Copper Miners Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.78%of the average value of its portfolio.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the copper mining industry. Companies economically tied to the copper mining industry include those engaged in copper mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the copper mining industry, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 33 constituents, 26 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any such change.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

7

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in copper miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on copper miners.

Concentration Risk: Because the Fund's investments are concentrated in the copper mining industry and copper mining countries, the Fund will be susceptible to loss due to adverse occurrences affecting the copper mining industry and copper mining countries.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets mining companies globally and is expected to invest in securities in emerging market countries, currently including China, Mexico, Poland, and South Africa, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets mining companies globally and is expected to invest in securities in foreign countries, currently including Australia, Canada, China, Mexico, Switzerland, Poland, South Africa, and the United Kingdom, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

8

Geographic Risk: The Fund targets mining companies globally and is expected to invest in securities in geographies currently including North America, Europe, Asia, Africa and Australia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Copper Price: The Underlying Index measures the performance of companies involved in the copper mining industry and not the performance of copper price itself. The securities of companies involved in the copper mining industry may under- or over-perform copper price itself over the short-term or the long-term.

Risk Related to Investing in the Copper Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the copper mining industry and the price of copper itself. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, copper mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

9

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

10

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	19.16%
Worst Quarter:	09/30/11	(39.44%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (04/19/2010)
Global X Copper Miners ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(29.74%) (30.48%) (18.45%)	(2.21%) (2.90%) (1.95%)
Solactive Copper Miners Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(29.17%)	(1.65%)
S&P 500 Index	2.11%	5.08%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

11

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

12

Global X Pure Gold Miners ETF

Ticker: GGGG Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Pure Gold Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Pure Gold Miners Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.59%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.59%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$60	$189	$329	$738

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on March 14, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 7.61% of the average value of its portfolio.

13

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets are invested in securities that are economically tied to the gold mining industry. Companies economically tied to the gold mining industry include those engaged in gold mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is comprised of global companies involved in the gold mining industry, as defined by Structured Solutions AG. Only companies that generate the vast majority of their business from gold mining are eligible to be included in the Underlying Index. As of February 1, 2012, over 90% of the revenues from the companies in the Underlying Index were derived from gold mining, according to Structured Solutions AG. As of February 1, 2012 the Underlying Index had 30 constituents, 25 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

For the avoidance of any doubt, please note that “pure gold miners” refers to the fact that the companies in the Underlying Index generate the vast majority of their business from gold mining. “Pure gold miners” does not refer in any way the type or purity of the gold mined by these companies.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

14

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in gold miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on gold miners.

Concentration Risk: Because the Fund's investments are concentrated in the gold mining industry and gold mining countries, the Fund will be susceptible to loss due to adverse occurrences affecting the gold mining industry and gold mining countries.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets mining companies globally and is expected to invest in securities in emerging market countries, currently including Russia, China, Turkey and South Africa, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

15

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets mining companies globally and is expected to invest in securities in foreign countries, currently including Australia, Canada, Russia, China, Turkey, South Africa, and the United Kingdom, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: The Fund targets mining companies globally and is expected to invest in securities in geographies currently including North and South America, Australia, Africa and Europe, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Gold Bullion: The Underlying Index measures the performance of companies involved in the gold mining industry and not the performance of gold bullion itself. The securities of companies involved in the gold mining industry may under- or over-perform gold bullion over the short-term or the long-term.

16

Risk Related to Investing in the Gold Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the gold mining industry and the price of gold bullion. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, gold mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

17

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

.

18

Global X Lithium ETF

Ticker: LIT Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Lithium ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Lithium Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.75%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.87% of the average value of its portfolio.

19

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the lithium industry. Companies economically tied to the lithium industry include those engaged in lithium mining and lithium battery production. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the lithium industry, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 20 constituents, 13 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

20

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in lithium companies, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the lithium companies.

Concentration Risk: Because the Fund's investments are concentrated in the lithium industry, the Fund will be susceptible to loss due to adverse occurrences affecting the lithium industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Chile and China, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Exposure to Non-Lithium Markets: Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance.

21

Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, Chile, France, Australia, Japan and China, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: The Fund is expected to invest in securities in geographies currently including North and South America, Europe, Australia and Asia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Lithium Price: The Underlying Index measures the performance of companies involved in the lithium mining and lithium-ion battery industries and not the performance of lithium price itself. The securities of companies involved in the lithium industry may under- or over-perform lithium price itself over the short-term or the long-term.

22

Risk Related to Investing in the Lithium-Ion Battery Industry: Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, developments in battery and alternative energy technology, the possibility that government subsidies for alternative energy will be eliminated and the possibility that lithium-ion technology is not suitable for widespread adoption.

Risk Related to Investing in the Lithium Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the lithium mining industry and the price of lithium itself. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, lithium mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

23

Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	6.62%
Worst Quarter:	09/30/11	(31.46%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (07/22/2010)
Global X Lithium ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(36.04%) (35.90%) (23.26%)	(3.92%) (4.05%) (3.29%)
Solactive Global Lithium Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(34.97%)	(2.74%)
S&P 500 Index	2.11%	12.48%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

24

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

25

Global X Platinum Miners ETF

Ticker: [  ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Platinum Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Platinum Miners Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

26

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the platinum mining industry. Companies economically tied to the platinum mining industry include those engaged in the platinum mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the platinum mining industry, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 20 constituents, 17 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

27

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in platinum miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the platinum miners.

Concentration Risk: Because the Fund's investments are concentrated in the platinum mining industry and platinum mining countries, the Fund will be susceptible to loss due to adverse occurrences affecting the platinum mining industry and platinum mining countries.

Currency Risk. The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets mining companies globally and is expected to invest in securities in emerging market countries, currently including China, Russia, and South Africa, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets mining companies globally and is expected to invest in securities in foreign countries, currently including Australia, Canada, China, Japan, Russia, South Africa, and the United Kingdom, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

28

Geographic Risk: The Fund targets mining companies globally and is expected to invest in securities in geographies currently including North America, Europe, Asia, Africa and Australia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Platinum Price: The Underlying Index measures the performance of companies involved in the platinum mining industry and not the performance of platinum price itself. The securities of companies involved in the platinum mining industry may under- or over-perform platinum price itself over the short-term or the long-term.

Risk Related to Investing in the Platinum Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the platinum mining industry and the price of platinum itself. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, platinum mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

29

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

30

Global X Silver Miners ETF

Ticker: SIL Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Silver Miners ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Silver Miners Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.50% of the average value of its portfolio.

31

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the silver mining industry. Companies economically tied to the silver mining industry include those engaged in silver mining and/or closely related activities such as exploration and refining. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the silver mining industry, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 32 constituents, 24 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

32

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in silver miners, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on silver miners.

Concentration Risk: Because the Fund's investments are concentrated in the silver mining industry and silver mining countries, the Fund will be susceptible to loss due to adverse occurrences affecting the silver mining industry and silver mining countries.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets mining companies globally and is expected to invest in securities in emerging market countries, currently including Mexico, Peru, and Russia, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets mining companies globally and is expected to invest in securities in foreign countries, currently including Canada, Mexico, Peru, the United Kingdom and Russia, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

33

Geographic Risk: The Fund targets mining companies globally and is expected to invest in securities in geographies currently including North and South America and Asia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Silver Bullion: The Underlying Index measures the performance of companies involved in the silver mining industry and not the performance of silver bullion itself. The securities of companies involved in the silver mining industry may under- or over-perform silver bullion over the short-term or the long-term.

Risk Related to Investing in the Silver Mining Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the silver mining industry and the price of silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, silver mining companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

34

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

35

Annual Total Returns (Years Ended December 31)

Best Quarter:	03/31/11	4.81%
Worst Quarter:	06/30/11	(15.83%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (04/19/2010)
Global X Silver Miners ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(21.27%) (21.27%) (13.78%)	25.47% 25.25% 21.81%
Solactive Global Silver Miners Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(20.03%)	26.49%
S&P 500 Index	2.11%	5.08%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

36

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

37

Global X Uranium ETF

Ticker: URA Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Uranium ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Uranium Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$70	$221	$384	$859

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on November 4, 2010 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 24.17% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in in ADRs and GDRs based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the uranium industry. Companies economically tied to the uranium industry include those engaged in uranium mining and/or closely related activities such as exploration and refining of uranium. As of February 1, 2012 the Underlying Index had 20 constituents, 15 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in uranium companies, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on uranium companies.

Concentration Risk: Because the Fund's investments are concentrated in the uranium industry, the Fund will be susceptible to loss due to adverse occurrences affecting the uranium industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including South Africa, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, Australia, the United Kingdom and South Africa, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

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Geographic Risk: The Fund is expected to invest in securities in geographies currently including North America, Australia and Africa, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Uranium Price: The Underlying Index measures the performance of companies involved in the uranium industry and not the performance of uranium price itself. The securities of companies involved in the uranium industry may under- or over-perform uranium price itself over the short-term or the long-term.

Risk Related to Investing in the Uranium Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the uranium industry and the price of uranium itself. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, uranium companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk. Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

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Annual Total Returns (Years Ended December 31)

Best Quarter:	12/31/11	4.30%
Worst Quarter:	09/30/11	(34.00%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (11/04/2010)
Global X Uranium ETF: Return before taxes Return after taxes on distributions Return after taxes on distributions and sale of Fund Shares	(59.41%) (59.41%) (38.62%)	(45.05%) (45.37%) (38.06%)
Solactive Global Uranium Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(58.39%)	(44.50%)
S&P 500 Index	2.11%	4.77%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

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Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 46 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only “Authorized Participants” (as defined in the SAI) who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Commodity Exposure Risk

Companies that mine and produce commodities are largely dependent on the prices of these commodities. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the companies.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Exposure to Non-Lithium Markets

Exposure to Non-Lithium Markets only applies to the Global X Lithium ETF.

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Although the Fund invests a large percentage of its assets in the securities of companies that are active in the exploration and/or mining of lithium, these companies may derive a significant percentage of their profits from other business activities including, for example, the production of fertilizers and/or specialty and industrial chemicals. As a result, the performance of these markets and the profits of these companies from such activities may significantly impact the Fund’s performance.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

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A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

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Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

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The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

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Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

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Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Relationship to Metals

Each Underlying Index measures the performance of companies and not the performance of metal prices. Companies may under- or over-perform metal prices over the short-term or the long-term.

Risk Related to Investing in the Lithium-Ion Battery Industry

Risk Related to Investing in the Lithium-Ion Battery Industry applies to the Global X Lithium ETF.

Securities in the Fund’s portfolio involved in the manufacturing of lithium-ion batteries are subject to the effects of price fluctuations of traditional and alternative sources of energy, supply and demand of alternative energy sources, energy conservation, the success of exploration projects and tax and other government regulations and policies. The lithium-ion battery industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. If government subsidies and economic incentives for alternative energy are reduced or eliminated, the demand for lithium-ion batteries may decline and cause corresponding declines in the revenues and profits of lithium-ion battery companies. If lithium-ion technology is not suitable for widespread adoption, or sufficient demand for lithium-ion products does not develop or takes long periods of time to develop, the revenues of lithium-ion battery companies may decline.

Risk Related to Investing in the Metals Industry

Because each Fund primarily invests in stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of companies that are involved in the metals industry, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the metals industry. Also, these companies are highly dependent on the price of the metals. These prices may fluctuate substantially over short periods of time, so a Fund’s share price may be more volatile than other types of investments. Metal companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

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Risk Related to Investing in the Uranium Industry:

Risk Related to Investing in the Uranium Industry applies to the Global X Uranium ETF.

The companies represented in the Fund’s portfolio are actively involved in the uranium mining industry. The primary demand for uranium is the nuclear energy industry, which uses uranium as fuel for nuclear power plants. A decrease in the demand for nuclear power would have an adverse affect on the performance of the Fund. Demand for nuclear energy may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation.

In addition, the nuclear energy industry is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between the nuclear energy and other energy sources, thereby reducing demand for uranium.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national safety considerations. These regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs that could make nuclear power less competitive and thereby reduce demand for uranium.

Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the demand for uranium.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small and Mid-Capitalization Companies Risk

Small and Mid-capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

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Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Aluminum ETF	0.69%
Global X Copper Miners ETF	0.65%
Global X Pure Gold Miners ETF	0.59%
Global X Lithium ETF	0.75%
Global X Silver Miners ETF	0.65%
Global X Uranium ETF	0.69%

The Global X Platinum Miners ETF was not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X Platinum Miners ETF is at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.65%.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

The Adviser and MCCA Lithium ETF, LLC (“MCCA”), a single purpose limited liability firm, have entered into an agreement, pursuant to which MCCA has agreed to assist the Adviser, in its capacity as sponsor of the Global X Lithium ETF, by providing initial capital and additional financial resources to the Adviser in connection with the listing, launch and the continuing operation of the Global X Lithium Fund. In return, the Adviser has agreed to compensate MCCA for its financial assistance to the Adviser with respect to the Global X Lithium ETF by sharing with MCCA fifty percent of the Adviser’s Net Profits with respect to the Global X Lithium ETF. For this purpose, the term Net Profits means, for any calendar quarter, the total Management Fees received by the Adviser with respect to the Global X Lithium ETF less direct expenses, marketing expenses and overhead expenses for the Global X Lithium ETF during such quarter. In the event that there are no Net Profits with respect to the Global X Lithium ETF in any calendar quarter, MCCA shall pay fifty percent of the negative shortfall in Net Profits to the Adviser. The agreement between the parties does not contemplate that MCCA or any of its affiliates will be involved directly or indirectly in the distribution of Shares of the Global X Lithium ETF.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X Platinum Miners ETF) is available in the Fund’s Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011. A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Platinum Miners ETF will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on a U.S. exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

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Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

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DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

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TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

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Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

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Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

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Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

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DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

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Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Funds had commenced operations as of the most recent fiscal year end: Global X Aluminum ETF, Global X Copper Miners ETF, Global X Pure Gold Miners ETF, Global X Lithium ETF, Global X Silver Miners ETF and Global X Uranium ETF.

The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

“Annualized Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Annualized Total Returns
Inception to 10/31/11

	NAV	MARKET	INDEX
Global X Copper Miners ETF[1]	2.66%	1.85%	3.27%
Global X Lithium ETF [2]	2.92%	1.16%	4.34%
Global X Silver Miners ETF [1]	38.52%	38.57%	39.25%

Cumulative Total Returns
Inception to 10/31/11

	NAV	MARKET	INDEX
Global X Copper Miners ETF[1]	4.11%	2.85%	5.06%
Global X Lithium ETF [2]	3.74%	1.48%	5.57%
Global X Silver Miners ETF [1]	64.67%	64.76%	66.19%
Global X Aluminum ETF[3]	(30.32%)	(31.37%)	(29.75%)
Global X Pure Gold Miners ETF[4]	(3.17%)	(3.43%)	(2.69%)
Global X Uranium ETF[5]	(38.70%)	(39.93%)	(38.12%)

1 For the period since inception on 4/19/10 to 10/31/11

2 For the period since inception on 7/22/10 to 10/31/11

3 For the period since inception on 1/4/11 to 10/31/11

4 For the period since inception on 3/14/11 to 10/31/11

5 For the period since inception on 11/4/10 to 10/31/11

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INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Solactive Global Aluminum Index

The Solactive Global Aluminum Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the aluminum industry such as bauxite aluminum ore mining, production, or refining of aluminum or aluminum products or a closely related activity. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Copper Miners Index

The Solactive Global Copper Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the copper mining industry such as copper mining, refining or exploration. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Pure Gold Miners Index

The Solactive Global Pure Gold Miners Index tracks the performance of the largest and most liquid gold mining companies globally. Only companies that generate the vast majority of their business from gold mining are eligible to be included in the index. The index is calculated as a total return index in USD and rebalanced semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Lithium Index

The Solactive Global Lithium Index tracks the performance of the largest and most liquid listed companies that are active in the exploration and/or mining of Lithium or the production of Lithium batteries. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Global Platinum Miners Index

The Solactive Global Platinum Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the the platinum group metals mining industry such as mining, refining or exploration. Platinum group metals include platinum, palladium, osmium, iridium, ruthenium and rhodium. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Silver Miners Index

The Solactive Global Silver Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the silver mining industry such as silver mining, refining or exploration. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Uranium Index

The Solactive Global Uranium Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the uranium mining industry such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

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Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following Funds had commenced operations and have financial highlights for the fiscal year ended October 31, 2011: Global X Aluminum ETF, Global X Copper Miners ETF, Global X Pure Gold Miners ETF, Global X Lithium ETF, Global X Silver Miners ETF and Global X Uranium ETF. Because the Global X Platinum Miners ETF had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

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Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income (Loss) ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)
		Global X Aluminum ETF[1]

2011	15.27	0.09	(4.72)	(4.63)	—	—	—	10.64	(30.32)	3,723	0.69†	0.84†	15.47††
		Global X Copper Miners ETF[2]

2011	16.63	0.35	(1.97)	(1.62)	(0.09)	—	(0.09)	14.92	(9.85)	45,517	0.65	1.91	15.78
2010	14.40	—	2.23	2.23	—	—	—	16.63	15.49	29,929	0.65†	0.06†	1.36††
		Global X Pure Gold Miners ETF [3]

2011	15.15	0.01	0.49	(0.48)	—	—	—	14.67	(3.17)	5,134	0.59†	0.10†	7.61††
		Global X Lithium ETF [4]

2011	19.83	(0.04)	(3.62)	(3.66)	(0.25)	(0.02)	(0.27)	15.90	(18.86)	107,301	0.75	(0.22)	24.87
2010	15.51	(0.03)	4.35	4.32	—	—	—	19.83	27.85	78,317	0.75†	(0.62)†	5.55††
		Global X Silver Miners ETF [2]

2011	20.20	0.04	3.66	3.70	(0.24)	—	(0.24)	23.66	18.20	363,106	0.65	0.16	26.50
2010	14.50	0.05	5.65	5.70	—	—	—	20.20	39.31	171,672	0.65†	0.61†	0.35††
		Global X Uranium ETF [5]

2011	$16.78	0.15	(6.45)	(6.30)	(0.39)	—	(0.39)	10.09	(38.70)	199,349	0.69†	1.10†	24.17††

1 The Fund commenced operations on 1/4/11

2 The Funds commenced operations on 4/19/10

3 The Fund commenced operations on 3/14/11

4 The Fund commenced operations on 7/22/10

5 The Fund commenced operations on 11/4/10

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*	Per share data calculated using average shares method.
**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X Emerging Africa ETF *

NYSE Arca, Inc: AFR

Global X Pakistan KSE-30 ETF *

NYSE Arca, Inc: PAK

Global X FTSE United Arab Emirates 20 ETF *

NYSE Arca, Inc: UAEX

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

FUND SUMMARIES	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	17
PORTFOLIO HOLDINGS INFORMATION	31
FUND MANAGEMENT	31
DISTRIBUTOR	33
BUYING AND SELLING FUND SHARES	33
FREQUENT TRADING	34
DISTRIBUTION AND SERVICE PLAN	34
DIVIDENDS AND DISTRIBUTIONS	35
TAXES	35
DETERMINATION OF NET ASSET VALUE	39
PREMIUM/DISCOUNT INFORMATION	40
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	41
OTHER SERVICE PROVIDERS	42
FINANCIAL HIGHLIGHTS	42
OTHER INFORMATION	42

FUND SUMMARIES

Global X Emerging Africa ETF

Ticker: AFR Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Emerging Africa ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Nex Rubica Africa ex-South Africa 30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.63%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.15%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.78%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$80	$249

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from the African continent, excluding South Africa. All countries in Africa are emerging market. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based performance of the investable equity market in the African continent excluding South Africa, as defined by Nex Rubica Group. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Nex Rubica Group.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

2

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 90%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in African securities excluding South Africa, the Fund will be susceptible to loss due to adverse occurrences affecting the countries in this region.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: All countries in Africa are emerging markets, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

3

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs)are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to African Economic Risk.

Geographic Risk: A natural disaster could occur in Africa.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk Related to Investing in Africa: Africa involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

4

Securities Market Risk: Because the securities markets in Africa are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the Prospectus.

5

Global X Pakistan KSE-30 ETF

Ticker: PAK Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Pakistan KSE-30 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the KSE-30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses: [1]
Custody Fees	0.31%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.99%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$101	$315

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Pakistan. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Pakistan, as defined by the Karachi Stock Exchange. The index is comprised of the top 30 eligible Pakistani companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is the Karachi Stock Exchange.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 90%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

7

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Pakistan securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Pakistan is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

8

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs)are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Pakistan.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk Related to Investing in Pakistan: Pakistan’s economy is heavily dependent on exports and subject to high interest rates, economic volatility, inflation, currency devaluations, high unemployment rates and high level of debt and public spending. There is also the possibility of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), which could affect adversely the economy of Pakistan or the value of the Fund’s investments. As an emerging country, Pakistan’s economy is susceptible to economic, political and social instability; unanticipated economic, political or social developments in could impact economic growth. Pakistan is subject to natural disaster risk. In addition, recent political instability and protests in the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Pakistan has recently seen elevated levels of ethnic and religious conflict, in some cases resulting in violence or acts of terrorism. Escalation of these conflicts would have an adverse effect on Pakistan’s economy.

9

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in Pakistan are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Pakistan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the Prospectus.

10

Global X FTSE United Arab Emirates 20 ETF

Ticker: UAEX Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE United Arab Emirates 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE United Arab Emirates 20 Index (the “Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.98%
Distribution and Service (12b-1) Fees:	None
Other Expenses: [1]
Custody Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses:	0.98%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$100	$312

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

11

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from the United Arab Emirates. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the United Arab Emirates (UAE), as defined by FTSE. The index is comprised of the top 20 eligible UAE companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

12

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 90%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the United Arab Emirates securities, the Fund will be susceptible to loss due to adverse occurrences affecting this country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The United Arab Emirates is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs)are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Middle East Economic Risk.

13

Geographic Risk: A natural disaster could occur in the United Arab Emirates.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: The United Arab Emirates and other Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk Related to Investing in the United Arab Emirates: The United Arab Emirates (U.A.E.) economy is dominated by petroleum export. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of the U.A.E. The non-oil economy, concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The U.A.E. and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in the U.A.E., which could affect the Fund. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

14

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because the securities markets in the United Arab Emirates are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in the United Arab Emirates are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 16 of the Prospectus.

15

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

16

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

17

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

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Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

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Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Risk Related to Investing in Asia

Risk Related to Investing in Africa applies to the Global X Pakistan KSE-30 ETF.

Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.

Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Asia is subject to changes in government policy or shifts in political attitudes within countries in the region.

Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body.

Securities markets in Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Risk Related to Investing in Africa

Risk Related to Investing in Africa applies to the Global X Emerging Africa ETF (formerly Global X Emerging Africa NR-40 ETF).

Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

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Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s investments.

Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

In addition, governments of certain countries in Africa in which the Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

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Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than that to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.

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In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and the threat of Civil War in countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risk Related to Investing in the Middle East

Risk Related to Investing in the Middle East applies to the Global X FTSE United Arab Emirates 20 ETF.

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets.

Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

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Risk Related to Investing in Pakistan

Risk Related to Investing in Pakistan only applies to the Global X Pakistan KSE-30 ETF.

Pakistan’s economy is heavily dependent on exports. The textile sector of the Pakistani economy accounts for an outsized portion of exports, comprising two-thirds of export income. Any changes in the sector could have an adverse impact on the Pakistani economy. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy. Pakistan has periodically received and currently receives financing and aid from other countries and multilateral organizations. There is no guarantee that international assistance will continue in the future, which could have a materially adverse impact on the Pakistani economy. A growing national debt and current-account deficit could also contribute to a slowdown in overall growth.

Pakistan’s economy is susceptible to a substantial degree to economic, political and social instability. There remains the possibility that macroeconomic and structural reforms can be slowed or reversed by political instability. The Pakistani population is comprised of diverse religious, linguistic and ethnic groups, and outlying provinces have, from time to time, proved to be resistant of the central government’s control. Recently, acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists in the Swat Valley and the Waziristan area have resulted in substantial casualties, population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power, including conflicts over the disputed Kashmir region. The tensions between the two nations have spiked in the past in the form of armed conflict between the national armies and non-state-sponsored acts of terrorism. Unanticipated social, political and economic developments in the Pakistan could result in substantial investment losses. There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation or diplomatic developments (including war or terrorist attacks) which could affect adversely the economy of Pakistan or the value of the Fund’s investments. In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities markets in Pakistan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. For example, the Karachi Stock Exchange introduced new trading rules and restrictions in June 2008 as the equity market was rapidly declining, which created uncertainty among investors and was followed by further, significant market declines. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Pakistan as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Many Asian countries, including Pakistan, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Recent flooding in Pakistan has had a damaging social and economic effect on the country. Pakistan’s economy, in particular, is more reliant on agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather.

Political tension between Pakistan and the U.S. has increased recently over the potential harboring of terrorists and continued effects of U.S. involvement in neighboring countries such as Afghanistan. Any deterioration in the relationship between Pakistan and the U.S. could have a negative effect on Pakistan’s economy.

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Risks Related to Investing in the United Arab Emirates

Risks Related to Investing in the United Arab Emirates only applies to the Global X FTSE United Arab Emirates 20 ETF.

The economy of the United Arab Emirates (U.A.E.) is dominated by petroleum export. The non-oil economy, concentrated in Dubai’s service sector, notably in tourism, real estate, banking and re-export trade, has grown rapidly over the past few years. But as the recent global credit crisis and the corresponding fallout in Dubai’s service sector have shown, the U.A.E. remains anchored by Abu Dhabi’s oil production. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of the U.A.E.

Like most Middle Eastern governments, the federal government of the U.A.E. and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Although free zones have played a crucial part in the growth of the U.A.E.’s non-oil economy, liberalization in the wider economy has lagged: restrictions on foreign ownership persist, and the government has ownership stake in many key industries. The situation is exacerbated by the fact that the U.A.E. is governed by an authoritarian autocracy. Governmental actions in the future could have a significant effect on economic conditions in the U.A.E., which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

Although the political situation in the U.A.E. is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of the U.A.E. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Certain issuers located in the United Arab Emirates in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers will be indirectly subject to those risks.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- or medium-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Sub-Saharan African Economic Risk

Sub-Saharan African Economic Risk applies to the Global X Emerging Africa ETF (formerly Global X Emerging Africa NR-40 ETF).

The economies of certain sub-Saharan African countries have experienced high unemployment, famine, currency volatility, inflation, general economic malaise, and internal and external conflicts that have resulted in significant displacement of local populations. While come countries in the region have experienced greater political stability and economic growth than neighboring states, adverse social and economic conditions in one country may have a significant adverse effect on other countries of this region.

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Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

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Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. Each Fund will pay the Adviser fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Funds were not operational. The Management Fee for the Global X Emerging Africa ETF, Global X Pakistan KSE-30 ETF, and Global X FTSE United Arab Emirates 20 ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.63%, 0.68% and 0.98% respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, each Fund other than the Global X FTSE United Arab Emirates 20 ETF pays asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the management fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Emerging Africa ETF, Global X Pakistan KSE-30 ETF, and Global X FTSE United Arab Emirates 20 ETF is available in the Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

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Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

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Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

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Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

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General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

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INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Nex Rubica (NR) Africa ex-South Africa 30 Index

The Nex Rubica (NR) Africa ex-South Africa 30 Index is designed to reflect broad based performance of the investable equity market in the African continent excluding South Africa. Reviewed quarterly, the 30 leading stocks are chosen from a universe of 1000 stocks, then screened and ranked according to total asset, revenue and other filters. NR's methodology ranks Shares with a minimum market cap of $500 million and a free float of greater than 25% within each issuer. The index is maintained by Nex Rubica Indexes.

KSE-30 Index (Pakistan)

The KSE-30 Index is designed to reflect broad based equity market performance in Pakistan. The stocks are screened for size and liquidity, and weighted according to modified free-float market capitalization. The index is comprised of the top 30 eligible Pakistani companies. The index is maintained by the Karachi Stock Exchange.

FTSE United Arab Emirates 20 Index

The FTSE United Arab Emirates 20 Index is designed to reflect broad based equity market performance in the United Arab Emirates (UAE). The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 eligible UAE companies. A specific capping methodology is applied to facilitate compliance in the listing of financial products on US exchanges. The index is maintained by FTSE International Limited.

Each Index Provider is described separately below:

Nex Rubica Group (“NR”) is an Emerging Market Africa specialist firm with a focus on developing the debt and equity Markets in North and Sub Saharan Africa. NR has offices in Kenya, Nigeria and Senegal, with further representation in Egypt, Mauritius, Botswana, Uganda and South Africa. With over 25 proprietary indexes tracking the continents stocks, NR’s Indexes have become widely quoted and used by various African stock exchanges, asset managers and brokers.

The Karachi Stock Exchange (Guarantee) Limited (“KSE”), founded in 1947, is Pakistan's premier stock exchange. As of October 31, 2010, 648 companies were listed on the KSE. The KSE maintains various indexes, including the KSE-30, as a benchmark of Pakistan’s equity market.

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

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The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

45

Global X Gold Explorers ETF

NYSE Arca, Inc: GLDX

Prospectus

March 1, 2012

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summarY	1

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	8

PORTFOLIO HOLDINGS INFORMATION	16

FUND MANAGEMENT	16

DISTRIBUTOR	18

BUYING AND SELLING fund SHARES	18

FREQUENT TRADING	19

DISTRIBUTION AND SERVICE PLAN	19

DIVIDENDS AND DISTRIBUTIONS	20

taxes	20

DETERMINATION OF NET ASSET VALUE	24

PREMIUM/DISCOUNT INFORMATION	25

total return INFORMATION	25

INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER	26

OTHER SERVICE PROVIDERS	27

FINANCIAL HIGHLIGHTS	27

OTHER INFORMATION	29

FUND SUMMARY

Global X Gold Explorers ETF

Ticker: GLDX   Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Gold Explorers ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Gold Explorers Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on November 3, 2010 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 29.96% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets are invested in securities that are economically tied to the gold exploration industry. Companies economically tied to the gold exploration industry include those engaged in the exploration of gold mining projects. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is free float adjusted, liquidity tested and market capitalization-weighted index that is designed to measure broad based equity market performance of global companies involved in gold exploration, as defined by Structured Solutions AG. As of February 1, 2012 the Underlying Index had 25 constituents, 23 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in gold exploration companies, the Fund will be susceptible to loss due to adverse occurrences affecting gold exploration companies.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund invests in securities globally, which may include emerging market countries. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Canada, Australia and China, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: The Fund is expected to invest in securities in geographies currently including North America, Australia and Asia, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

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Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Micro-Capitalization Risk: The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Relationship to Gold Price: The Underlying Index measures the performance of companies primarily involved in gold exploration and not the performance of gold price itself. The securities of companies involved in gold exploration may not be correlated with the performance of gold price itself and may under- or over-perform the performance of gold price over the short-term or the long-term.

Risk Related to Investing in Gold Exploration Companies: The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. In addition, gold exploration companies may be significantly affected by competitive pressures in the gold exploration industry, the price of gold bullion, import and export controls, liability for environmental damage and mandated expenditures for safety and pollution control devices.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The bar chart and table that follow show how the Fund performed for the last calendar year and provide an indication of the risks of investing in the Fund by showing the Fund’s performance and by showing how the Fund’s average annual returns for one year compared with the Fund’s benchmark index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.globalxfunds.com.

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Annual Total Returns (Years Ended December 31)

Best Quarter:	3/31/11	(3.51%)
Worst Quarter:	9/30/11	(24.84%)

Average Annual Total Returns (for the Periods Ended December 31, 2011)

	Past One Year Ended December 31, 2011	Since Inception (11/03/2010)
Global X Gold Explorers ETF:
• Return before taxes	(41.93%)	(25.97%)
• Return after taxes on distributions	(42.42%)	(26.51%)
• Return after taxes on distributions and sale of Fund Shares	(27.27%)	(22.30%)
Solactive Global Gold Explorers Index (Index returns do not reflect deductions for fees, expenses, or taxes)	(41.72%)	(26.52%)

S&P 500 Index	2.11%	6.52%
(Index returns do not reflect deductions for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

6

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

7

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, the Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: The Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: The Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Fund may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

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Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help the Fund track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivates than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

9

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

10

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

The Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

11

Leverage Risk

The Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in the Fund. If the value of the Fund's assets increases, then leveraging would cause the Fund's NAV to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Adviser has limited experience managing an investment company. The ability of the Adviser to successfully implement the Fund’s investment strategies will influence the Fund’s performance significantly.

The Fund is not actively managed. The Fund may be affected by a general decline in the market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on the Exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

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Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below their NAV. The per share NAV of the Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. However, given that Shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from NAV.

Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Risks of Secondary Listings

The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Micro-Capitalization Risk

The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

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Non-Diversification Risk

The Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Risk Related to Investing in Gold Exploration Companies

Because the Fund primarily invests in stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) of companies that are involved in the exploration and development of gold mine, it is subject to certain risks associated with such companies. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. In addition, gold exploration companies may be significantly affected by competitive pressures in the gold exploration industry, the price of gold bullion, import and export controls, liability for environmental damage and mandated expenditures for safety and pollution control devices.

Relationship to Gold Price

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The Underlying Index measures the performance of companies primarily involved in gold exploration and not the performance of gold price itself. The securities of companies involved in gold exploration may not be correlated with the performance of gold price itself and may under- or over-perform the performance of gold price over the short-term or the long-term.

Securities Lending Risk

The Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Securities Market Risk

Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which the Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

The fund may invest a significant percentage of its assets in small- or medium-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

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Tracking Error Risk

The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, the Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s combined Statement of Additional Information (“SAI”). The top largest holdings of the Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

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Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.

The Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Fund paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Gold Explorers ETF	0.65%

In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Fund is available in the Fund’s Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

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Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School and holds the series 65.

Jose Gonzalez: Jose Gonzalez has been a Principal of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Prior to joining GWM, Mr. Gonzalez was a registered representative of Broad Street Securities, Inc. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Fund.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Fund trade on the Exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund trade under the trading symbols listed in the Fund Summary section.

The Fund will be listed on the Exchange. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades do not involve the Fund directly. A few institutional investors are authorized to purchase and redeem Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Fund.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

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Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

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Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

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General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE, the Exchange and the Fund’s custodian are open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’s Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2010 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxFunds.com.

TOTAL RETURN INFORMATION

25

The Global X Gold Explorers ETF had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of this Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of the most recent fiscal year end.

“Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Cumulative Total Returns Inception to 10/31/11

	NAV	MARKET	INDEX
Global X Gold Explorers ETF[1]	(13.75%)	(13.49%)	(14.59%)

1 For the period since inception on 11/3/10 to 10/31/11

INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER

Solactive Global Gold Explorers Index

The Solactive Global Gold Explorers Index is designed to measure broad based equity market performance of global companies involved in gold exploration. The stocks are screened for liquidity and weighted according to modified free-float market capitalization.. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index and adjusted semi-annually. The index is maintained by Structured Solutions AG.

26

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for the Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for the Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of the Fund.

Ernst & Young LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

FINANCIAL HIGHLIGHTS

The Global X Gold Explorers ETF has commenced operations and has financial highlights for the fiscal year ended October 31, 2011.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Fund’s former independent registered public accounting firm.

27

Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Loss on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Loss to Average Net Assets (%)	Portfolio Turnover (%)

		Global X Gold Explorers ETF (1)

2011	15.49	(0.10)	(2.03)	(2.13)	—	—	—	13.36	(13.75)	27,392	0.65†	(0.65)†	29.96††

(1)	The Fund commenced operations on November 3, 2010.
*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—” are either $0 or have been rounded to $0.

28

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

29

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401
Independent Registered Public Accounting Firm Ernst & Young 2005 Market Street, Suite 700 Philadelphia, PA 19103
30

A Statement of Additional Information dated March 1, 2012, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about the Fund and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

31

Global X FTSE Andean 40 ETF

NYSE Arca, Inc: AND

Global X FTSE ASEAN 40 ETF

NYSE Arca, Inc: ASEA

Global X S&P/TSX Venture 30 Canada ETF

NYSE Arca, Inc: TSXV

Global X Next 11 ETF*

NYSE Arca, Inc: NXTE

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	23

PORTFOLIO HOLDINGS INFORMATION	37

FUND MANAGEMENT	37

DISTRIBUTOR	39

BUYING AND SELLING fund SHARES	39

FREQUENT TRADING	40

DISTRIBUTION AND SERVICE PLAN	40

DIVIDENDS AND DISTRIBUTIONS	41

taxes	41

DETERMINATION OF NET ASSET VALUE	45

PREMIUM/DISCOUNT INFORMATION	46

TOTAL RETURN INFORMATION	46

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	47

OTHER SERVICE PROVIDERS	49

FINANCIAL HIGHLIGHTS	49

OTHER INFORMATION	51

FUND SUMMARIES

Global X FTSE Andean 40 ETF

Ticker: AND Exchange:  NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Andean 40 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Andean 40 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.72%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.72%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$74	$230	$401	$894

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on February 2, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 15.83% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Chile, Colombia and Peru. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is a free-float adjusted, modified capitalization-weighted index designed to measure performance of the 40 largest and most liquid companies in the Chile, Colombia, and Peru markets. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Central and South American Economic Risk: The economies of Chile, Colombia and Peru are affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region.

Commodity Exposure Risk: The Fund invests in the Chile, Colombia and Peru markets, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these economies.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in the following emerging market countries: Chile, Colombia and Peru. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Central and South American Economic Risk.

3

Geographic Risk: The Fund is expected to invest in securities in South America, where a natural disaster could occur.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. The Fund is specifically exposed to Asian Trading Partner Risk, Central and South American Trading Partner Risk, European Trading Partner Risk and U.S. Trading Partner Risk. For more information about these risks, please see pages 32 and 33 of this prospectus.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of the Prospectus.

5

Global X FTSE ASEAN 40 ETF

Ticker: ASEA Exchange:  NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE ASEAN 40 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/ASEAN 40 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on February 16, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 2.68% of the average value of its portfolio.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Singapore, Malaysia, Indonesia, Thailand and the Philippines. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the 40 largest and most liquid companies in the five ASEAN regions: Singapore, Malaysia, Indonesia, Thailand and Philippines. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

7

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in the following emerging market countries: Malaysia, Indonesia, Thailand and Philippines. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

8

Geographic Risk: The Fund is expected to invest in securities in South East Asia, where a natural disaster could occur.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. The Fund is specifically exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk. For more information about these risks, please see pages 32 and 33 of this prospectus.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

9

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of the Prospectus.

10

Global X S&P/TSX Venture 30 Canada ETF

Ticker: TSXV Exchange:  NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X S&P/TSX Venture 30 Canada ETF (“Fund”) (formerly Global X S&P/TSX Venture Canada ETF) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/TSX Venture 30 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.75%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$240	$417	$930

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on March 16, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 28.23% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in or principally traded in Canada. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is a free-float adjusted, modified capitalization-weighted index designed to provide exposure to the 30 most liquid securities of the TSX Venture Exchange. The TSX Venture Exchange is Canada’s junior listings market for emerging companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

12

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in Canada, which is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Canadian economy.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

13

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. The Fund is specifically exposed to European Trading Partner Risk and U.S. Trading Partner Risk. For more information about these risks, please see pages 32 and 33 of this prospectus.

Risk Related to Investing in Resource Exploration Companies: The TSX Venture Exchange includes many resource exploration companies. The exploration and development of mineral deposits involve significant financial risks and may be significantly affected by competitive pressures in the gold exploration industry, the price of gold bullion, import and export controls, liability for environmental damage and mandated expenditures for safety and pollution control devices.

Risk Related to Investing in Technology Ventures: The TSX Venture Exchange includes high technology ventures. Technology ventures can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development expenses. Companies in the technology sector also face competition with numerous alternative technologies.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

14

Securities Market Risk: Because the TSX Venture Exchange is small in size and is less regulated than exchanges located in the U.S., it is subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of the Prospectus.

15

Global X Next 11 ETF

Ticker: NXTE  Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Next 11 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Next 11 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.75%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.75%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations.

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

16

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in Egypt, Bangladesh, Indonesia, Mexico, Nigeria, Pakistan, the Philippines, South Korea, Turkey and Vietnam. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is a free-float adjusted, modified capitalization-weighted index intended to measure equity performance of the investable universe of companies in the "next eleven" countries, as defined by Structured Solutions AG. The next eleven countries include Egypt, Bangladesh, Indonesia, Iran, Mexico, Nigeria, Pakistan, the Philippines, South Korea, Turkey and Vietnam. The Underlying Index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled, principally traded in or have their main business operations in these countries or that generate at least 50% of their revenues from these countries. Only shares open to foreign ownership by U.S investors are eligible for inclusion in the Underlying Index and as a result Iran is not currently included in the Underlying Index by the Index Provider. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

17

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Commodity Exposure Risk: The Fund invests in securities and markets that are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on these economies.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

18

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in the following emerging market countries: Egypt, Indonesia, Mexico, the Philippines, South Korea and Turkey. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk and Middle East Economic Risk.

Frontier Market Risk: The Fund is expected to invest in securities in the following frontier market countries: Bangladesh, Nigeria, Pakistan and Vietnam. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

Geographic Risk: The Fund is expected to invest in securities in Africa, Asia, the Middle East and North America, where a natural disaster could occur.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

19

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Reliance on Trading Partners Risk: Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates. The Fund is specifically exposed to Asian Trading Partner Risk, Central and South American Trading Partner Risk, European Trading Partner Risk and U.S. Trading Partner Risk. For more information about these risks, please see pages 32 and 33 of this prospectus.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped, and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

20

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 22 of the Prospectus.

21

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

22

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Cash Transactions Risk

Cash Transactions Risk applies to the Global X FTSE Andean 40 ETF and the Global X Next 11 ETF.

Unlike most exchange-traded funds, these Funds intend to effect all creations and redemptions with a combination of cash as well as in-kind securities. As a result, an investment the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds currently intend to affect a portion of all redemptions for cash, in addition to in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Funds recognize gains on these sales, this generally will cause the Funds to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

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Commodity Exposure Risk

To the extent that its Underlying Index or portfolio invests in securities and markets that are susceptible to fluctuations in certain commodity markets, any negative changes in commodity markets could have a great impact on a Fund. Commodity prices may be influenced of characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

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Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. Each Fund will only invest in derivatives that the Adviser believes will help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

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Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange and capital controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Frontier Market Risk

Frontier Market Risk applies to the Global X Next 11 ETF.

The Fund is expected to invest in securities in the following frontier market countries: Bangladesh, Nigeria, Pakistan and Vietnam. To the extent that the Underlying Index is focused on securities of any one country, including Bangladesh, Nigeria, Pakistan and Vietnam, the value of the Underlying Index, and thus the Fund, will be especially affected by adverse developments in such country.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

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Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control (OFAC) of the US Department of Treasury and as a result it is currently not considered an investible market by Structured Solutions with regards to the Solactive Next 11 Index.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

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Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage

Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

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Absence of Active Market

Although Shares are or will be listed for trading on the listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the Exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ shares will continue to trade on any such stock exchange or in any market or that the Funds’ shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Micro-Capitalization Companies Risk

Each Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before each Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Reliance on Trading Partners Risk

The Funds invests in economies that are heavily dependent upon trading with key partners. Any reduction in this trading, institution of tariffs or other trade barriers or a slowdown in the economies of any of their key trading partners may cause an adverse impact on the economies of the markets in which the Funds invest.

Asian Trading Partner Risk

Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region and on some or all of the developed economies. Some Asian economies may have underdeveloped financial markets and a general lack of regulatory transparency.

Central and South American Trading Partner Risk

The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

European Trading Partner Risk

The Economic and Monetary Union of the European Union (the “EMU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EMU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EMU member country or its sovereign debt, and recessions in an EMU member country may have a significant adverse effect on the economies of EMU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union (“EU”), Iceland has also experienced adverse trends due to high debt levels and excessive lending.

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U.S. Trading Partner Risk

The United States is a significant trading partner of many emerging markets in which the Fund invests. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate, a recession in the United States or continued increases in foreclosures rates may have a material adverse effect on economies of the countries in which each Fund invests. In addition, high levels of unemployment continue to persist in the U.S., and the effects of the subprime mortgage market may continue to weigh on U.S. economic growth in the future.

Risks Related to Investing in Asia

Risk Related to Investing in Asia applies to the Global X FTSE ASEAN 40 ETF and the Global X Next 11 ETF.

Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.

Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Asia is subject to changes in government policy or shifts in political attitudes within countries in the region.

Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body.

Securities markets in Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

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Risks Related to Investing in the Middle East

Risk Related to Investing in the Middle East applies to the Global X Next 11 ETF.

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets.

Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risk Related to Investing in Central and South America

Risk Related to Investing in Central and South America applies to the Global X FTSE Andean 40 ETF.

The economies of Chile, Colombia and Peru are affected by the economies of Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

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Risk Related to Investing in Resource Exploration Companies

Risk Related to Investing in Resource Exploration Companies applies to the Global X S&P/TSX Venture 30 Canada ETF.

The TSX Venture Exchange includes many resource exploration companies. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, mineral exploration companies typically operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an exploration company than for a more established counterpart. In addition, exploration companies may be significantly affected by competitive pressures in the exploration industry, the price of mineral deposits, import and export controls, liability for environmental damage and mandated expenditures for safety and pollution control devices.

Risk Related to Investing in Technology Ventures

Risk Related to Investing in Technology Ventures applies to the Global X S&P/TSX Venture 30 Canada ETF.

The TSX Venture Exchange includes many high technology ventures. Technology ventures can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development expenses. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes. In addition, stock exchanges located in foreign markets are less regulated than stock exchanges located in the U.S., which increases the risk of loss for investors.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest in small- or mid-capitalization companies. If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The top largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser fees (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Funds paid monthly fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

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Fund	Management Fee
Global X FTSE Andean 40 ETF	0.72%
Global X FTSE ASEAN 40 ETF	0.65%
Global X S&P/TSX Venture 30 Canada ETF	0.75%

The Global X Next 11 ETF was not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X Next 11 ETF is at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.75%.

In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund (other than the Global X Next 11 ETF) is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended April 30, 2011. The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Next 11 ETF will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School and holds the series 65.

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Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the Exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the Funds section.

The Funds will be listed on the Exchange. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 15% (5% for individuals in lower tax brackets). Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Funds.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Funds’ distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE, the Exchange and the Funds’ custodian are open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

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Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Funds had commenced operations as of the most recent fiscal year end: Global X FTSE Andean 40 ETF, Global X FTSE ASEAN 40 ETF, and Global X S&P/TSX Venture 30 Canada ETF.

The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

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“Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Cumulative Total Returns Inception to 10/31/11

	NAV	MARKET	INDEX
Global X FTSE Andean 40 ETF[1]	-8.53%	-9.01%	-7.11%
Global X FTSE ASEAN 40 ETF [2]	2.85%	2.12%	3.65%
Global X S&P/TSX Venture 30 Canada ETF [3]	-23.34%	-23.67%	-23.23%

1 For the period since inception on 2/2/11 to 10/31/11

2 For the period since inception on 2/16/11 to 10/31/11

3 For the period since inception on 3/16/11 to 10/31/11

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Andean 40 Index

The FTSE Andean 40 Index tracks the equity performance of the 40 largest companies in Chile, Colombia, and Peru. The index is free-float adjusted and weighted by modified market capitalization. Stocks are liquidity screened to ensure that the index is tradable, and a unique capping methodology makes it suitable for the use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs). The index is maintained by FTSE International Limited (“FTSE”).

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FTSE/ASEAN 40 Index

The FTSE/ASEAN 40 Index tracks the equity performance of the 40 largest companies in the five ASEAN regions: Singapore, Malaysia, Indonesia, Thailand and Philippines. The index is free-float adjusted and weighted by modified market capitalization and designed using eligible stocks within the FTSE All-World universe. Stocks are liquidity screened to ensure that the index is tradable. The index is maintained by FTSE International Limited (“FTSE”).

S&P/TSX Venture 30 Index

The S&P/TSX Venture 30 Index is designed to provide exposure to 30 most liquid securities of the S&P/TSX Venture Composite Index.  For eligibility, as of the reference date, securities must have USD $100 million and above in market capitalization.  Stocks must trade at least 100,000 shares in each of the previous six months preceding the rebalancing reference date.  The top 30 securities, ranked by their 6 month average daily value traded, form the index.  The weighting mechanism employs an optimization algorithm as such the overall basket liquidity of the index is maximized, subject to stock level constraints.  The maximum weight of the security is capped at 8%, and the sum of the securities with weight over 5% does not exceed 50%. The index is maintained by Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”).

Solactive Next 11 Index

The Solactive Next 11 Index is intended to measure equity performance of the investable universe of companies in the "next eleven" countries, as defined by Structured Solutions AG. The next eleven countries include Egypt, Bangladesh, Indonesia, Iran, Mexico, Nigeria, Pakistan, the Philippines, South Korea, Turkey and Vietnam. The index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled or have their main business operations in these countries or that generate at least 50% of their revenues from these countries. Only shares open to foreign ownership by U.S investors are eligible for inclusion in the Underlying Index and as a result Iran is not currently included in the index. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

FTSE International Limited (FTSE) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by The Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers. FTSE does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

48

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500® for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX 50 IndexTM, and the S&P Latin America 40 IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500® and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index SeriesTM, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company. S&p does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following funds have commenced operations and have financial highlights: Global X FTSE Andean 40 ETF, Global X FTSE ASEAN 40 ETF, and Global X S&P/TSX Venture 30 Canada ETF. Because the Global X Next 11 ETF had not commenced operations as of the October 31, 2011 fiscal year-end, financial highlights are not yet available.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

49

Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)
		Global X FTSE Andean 40 ETF(1)
2011	14.88	0.19	(1.46)	(1.27)	—	—	—	13.61	(8.53)	6,806	0.72†	1.81†	15.83††
		Global X FTSE ASEAN 40 ETF (2)
2011	15.08	0.38	0.05	0.43	—	—	—	15.51	2.85	23,262	0.65†	3.46†	2.68††
		Global X S&P/TSX Venture 30 Canada ETF(3)
2011	15.04	(0.07)	(3.44)	(3.51)	—	—	—	11.53	(23.34)	2,882	0.75†	(0.77)†	28.23††

(1)	The Fund commenced operations on February 2, 2011.
(2)	The Fund commenced operations on February 16, 2011.
(3)	The Fund commenced operations on March 16, 2011.
*	Per share data calculated using average shares method.
**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

51

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401
Independent Registered Public Accounting Firm Ernst & Young 2005 Market Street, Suite 700 Philadelphia, PA 19103

52

A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting the fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

53

Global X UK Small-Cap ETF*

NYSE Arca, Inc: [    ]

Global X Germany Small-Cap ETF*

NYSE Arca, Inc: [    ]

Global X Hong Kong Small-Cap ETF*

NYSE Arca, Inc: [    ]

Global X Singapore Small-Cap ETF*

NYSE Arca, Inc: [    ]

Global X South Korea Small-Cap ETF*

NYSE Arca, Inc: [    ]

Global X Taiwan Small-Cap ETF*

NYSE Arca, Inc: [    ]

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

54

FUND SUMMARIES	1
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	35
PORTFOLIO HOLDINGS INFORMATION	47
FUND MANAGEMENT	47
DISTRIBUTOR	49
BUYING AND SELLING fund SHARES	49
FREQUENT TRADING	50
DISTRIBUTION AND SERVICE PLAN	50
DIVIDENDS AND DISTRIBUTIONS	51
TAXES	51
DETERMINATION OF NET ASSET VALUE	55
PREMIUM/DISCOUNT INFORMATION	56
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	57
OTHER SERVICE PROVIDERS	58
FINANCIAL HIGHLIGHTS	58
OTHER INFORMATION	59

55

FUND SUMMARIES

Global X UK Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X UK Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE 250 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.59%
Distribution and Service (12b-1) Fees:	None
Other Expenses:1	0.00%
Total Annual Fund Operating Expenses:	0.59%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

1	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
56

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the FTSE 250 Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure equity market performance of small-capitalization companies in the United Kingdom (UK), as defined by FTSE. It is comprised of the next 250 UK companies by market capitalization not covered by the 100 largest capitalization companies in the FTSE 100 Index. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include sector weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

57

 The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if the UK's currency depreciates against the U.S. dollar.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

European Trading Partner Risk: Some developing as well as developed European countries face problems like periodic high unemployment, labor and social unrest, inadequate infrastructure, corruption, excessive government spending, heavy governmental control and regulation and economic debt.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

58

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. The Fund is particularly exposed to European Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in the United Kingdom: Although not a member of the European Union, the U.K. economy may be materially affected by developments in the member states or the European Union as a whole. Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund. Continued governmental involvement or control in certain sectors may stifle competition or cause adverse effects on economic growth.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

59

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States face problems like recession, high levels of unemployment, high foreclosures rates, and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

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Global X Germany Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Germany Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Germany Small-Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.59%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.59%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
61

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Solactive Germany Small-Cap Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure equity market performance of small-market capitalization companies in Germany, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include sector weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

62

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Germany’s currency depreciates against the U.S. dollar.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

European Trading Partner Risk: Some developing as well as developed European countries face problems like periodic high unemployment, labor and social unrest, inadequate infrastructure, corruption, excessive government spending, heavy governmental control and regulation and economic debt.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

63

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is specifically exposed to European Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Germany: Germany is subject to risks of social unrest and heavy governmental control, any of which may adversely affect investments in Germany. Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

64

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States face problems like recession, high levels of unemployment, high foreclosures rates, and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

65

Global X Hong Kong Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Hong Kong Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Hong Kong Small-Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
66

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Solactive Hong Kong Small-Cap Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to measure equity market performance of small-market capitalization companies in Hong Kong, as defined by Structured Solutions. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy with respect to the Underlying Index. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

67

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asian Trading Partner Risk: Certain Asian economies face problems like high un-employment, over-extension of credit, currency devaluations and restrictions, decreased exports and recessions.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Hong Kong’s currency depreciates against the U.S. dollar.

European Trading Partner Risk: Some developing as well as developed European countries face problems like periodic high unemployment, labor and social unrest, inadequate infrastructure, corruption, excessive government spending, heavy governmental control and regulation and economic debt.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

68

Geographic Risk: Hong Kong is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Hong Kong economy.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Lack of Natural Resources Risk: The Fund invests in Hong Kong, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Hong Kong economy.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is specifically exposed to Asian Trading Partner Risk, European Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Hong Kong: Any attempt by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy. Hong Kong is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Hong Kong economy.

69

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States face problems like high levels of unemployment, high foreclosures rates, recession and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

70

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

71

Global X Singapore Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Singapore Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Singapore Small-Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
72

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Solactive Singapore Small-Cap Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to measure equity market performance of small-market capitalization companies in Singapore, as defined by Structured Solutions. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy with respect to the Underlying Index. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

73

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asian Trading Partner Risk: Certain Asian economies face problems like high un-employment, over-extension of credit, currency devaluations and restrictions, decreased exports and recessions.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Singapore’s currency depreciates against the U.S. dollar.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

74

Geographic Risk: A natural disaster could occur in Singapore.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Lack of Natural Resources Risk: The Fund invests in Singapore, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Singaporean economy.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is specifically exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Singapore: Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Singaporean economy. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore’s service industry and on Malaysia for its raw water supply.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

75

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States face problems like high levels of unemployment, high foreclosures rates, recession and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

76

Global X South Korea Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X South Korea Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive South Korea Small-Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
77

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Solactive South Korea Small-Cap Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to measure equity market performance of small-market capitalization companies in South Korea, as defined by Structured Solutions. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy with respect to the Underlying Index. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asian Trading Partner Risk: Certain Asian economies face problems like high un-employment, over-extension of credit, currency devaluations and restrictions, decreased exports and recessions.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if South Korea’s currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: South Korea is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

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Geographic Risk: A natural disaster could occur in South Korea.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is specifically exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in South Korea: Tensions between South Korea and North Korea present the ongoing risk of war. Recent incidents involving the North Korean military have heightened tensions between North and South Korea. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets. South Korea may be subject to economic and labor risks. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Security Risk: The geographic area in which the Fund invests has experienced security concerns. Incidents involving the country’s security may cause uncertainty in these markets and may adversely affect its economy.

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States face problems like high levels of unemployment, high foreclosures rates, recession and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

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OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

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Global X Taiwan Small-Cap ETF

Ticker: [    ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Taiwan Small-Cap ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Taiwan Small-Cap Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Foreign Taxes:	0.12%
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.81%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$83	$259

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations. Thus, no portfolio turnover rate is provided for the Fund.

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.
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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in small cap companies. For purposes of this policy, the Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Solactive Taiwan Small-Cap Index, as of the latest reconstitution date, at the time of purchase. The Fund’s capitalization range will change over time. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before it can be changed.

The Underlying Index is designed to measure equity market performance of small-market capitalization companies in Taiwan, as defined by Structured Solutions. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy with respect to the Underlying Index. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asian Trading Partner Risk: Certain Asian economies face problems like high un-employment, over-extension of credit, currency devaluations and restrictions, decreased exports and recessions.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Taiwan’s currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Taiwan is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Taiwan.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Lack of Natural Resources Risk: The Fund invests in Taiwan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Taiwanese economy.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk: The Fund invests in an economy that is heavily dependent upon trading with key partners. Any reduction in this trading, including as a result of adverse economic conditions in a trading partner’s economy, may cause an adverse impact on the economy in which the Fund invests. Through its trading partners, the Fund is specifically exposed to Asian Trading Partner Risk and U.S. Trading Partner Risk.

Risks Related to Investing in Taiwan: Taiwan’s size and geographic proximity to the People’s Republic of China and its history of political contention with China which regards Taiwan as a renegade province, have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially impact the Taiwanese economy and securities markets.

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Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

U.S. Trading Partner Risk: The United States faces problems like high levels of unemployment, high foreclosures rates, recession and the negative effects of the subprime mortgage market.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

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OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the Investment Company Act of 1940 (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund will receive liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Cash Transactions Risk

Cash Transactions Risk applies to the Global X Taiwan Small-Cap ETF.

Unlike most exchange-traded funds, this Fund intends to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund currently intends to affect all redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

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Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivates than if it invests only in conventional securities.

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Emerging Market Risk

Emerging Market Risk applies to the Global X South Korea Small Cap ETF and Global X Taiwan Small-Cap ETF.

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

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Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Lack of Natural Resources Risk

Lack of Natural Resources Risk applies to the Global X Hong Kong Small-Cap ETF, Global X Singapore Small-Cap ETF and Global X Taiwan Small-Cap ETF.

Hong Kong, Singapore and Taiwan have few natural resources and limited land area and are reliant on imports for their commodity needs. Any fluctuation or shortage in the commodity markets could have a negative impact on these economies.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

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Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The Adviser has limited experience managing an investment company. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on the exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ shares will continue to trade on any such stock exchange or in any market or that the Funds’ shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

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Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Reliance on Trading Partners Risk

Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates:

Asian Trading Partner Risk

Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse events in the Asian markets may have a significant adverse effect on certain emerging markets.

Central and South American Trading Partner Risk

The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

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European Trading Partner Risk

The Economic and Monetary Union of the European Union (the “EMU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EMU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EMU member country or its sovereign debt, and recessions in an EMU member country may have a significant adverse effect on the economies of EMU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. Outside of the European Union (“EU”), Iceland has also experienced adverse trends due to high debt levels and excessive lending.

U.S. Trading Partner Risk

The United States is a significant trading partner of many emerging markets in which the fund invests. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate, a recession in the United States or continued increases in foreclosures rates may have a material adverse effect on economies of the countries in which each Fund invests. In addition, high levels of unemployment continue to persist in the U.S., and the effects of the subprime mortgage market may continue to weigh on U.S. economic growth in the future.

Risks Related to Investing in Germany

Risks Related to Investing in Germany only applies to the Global X Germany Small-Cap ETF.

Germany is subject to risks of social unrest and heavy governmental control, any of which may adversely affect investments in Germany. Certain sectors and regions of Germany have experience high unemployment and labor and social unrest. These issues may cause downturns in the German markets. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

Although not a member of the European Union, Germany’s economy may be materially affected by developments in the member states or the European Union as a whole. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

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Risks Related to Investing in Hong Kong

Risks Related to Investing in Hong Kong only applies to the Global X Hong Kong Small-Cap ETF.

Hong Kong is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Hong Kong economy.

Hong Kong is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Hong Kong economy.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempts by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy.

Risks Related to Investing in Singapore

Risks Related to Investing in Singapore only applies to the Global X Singapore Small-Cap ETF.

Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Singaporean economy.

Singapore is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Singaporean economy. Given its size and position, Singapore is also sensitive to the socio-political and economic developments of its neighbors, Indonesia and Malaysia, relying on both as markets for Singapore’s service industry and on Malaysia for its raw water supply.

Risks Related to Investing in South Korea

Risks Related to Investing in South Korea only applies to the Global X South Korea Small-Cap ETF.

South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the South Korean economy.

North and South Korea each have substantial military capabilities, and historical tensions between the two present the ongoing risk of war. Recent incidents involving the North Korean military have heightened tensions between North and South Korea. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and its securities markets.

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South Korea may be subject to economic and labor risks. Among these structural concerns are the country’s underdeveloped financial markets and a general lack of regulatory transparency. The restructuring of the South Korean economy and the need to create a more liberalized economy with a mechanism for bankrupt firms to exit the market, remain important unfinished economic reform tasks. These factors may adversely affect the South Korean economy and cause a diversion of corporate investment to China and other lower wage countries. South Korea’s economic growth potential is susceptible to problems from large scale emigration, rigid labor regulations and ongoing labor relational issues. In addition, the average age of South Korea’s workforce is rapidly increasing.

Risks Related to Investing in Taiwan

Risks Related to Investing in Taiwan only applies to the Global X Taiwan Small-Cap ETF.

Taiwan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Taiwanese economy.

Taiwan’s size and geographic proximity to the People’s Republic of China and its history of political contention with China which regards Taiwan as a renegade province, have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially impact the Taiwanese economy and securities markets.

Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.

Risks Related to Investing in the U.K.

Risks Related to Investing in the UK only applies to the Global X UK Small-Cap ETF.

Continued governmental involvement or control in certain sectors may stifle competition or cause adverse effects on economic growth. The U.K. has also experienced acts of terrorism and other defense concerns. These situations may cause uncertainty in the British market and may adversely affect the performance of the British economy.

Pension reform, union regulation, and further cuts in liberal social programs will likely need to be addressed in the near future, which may adversely impact investments in the Fund. Continued governmental involvement or control in certain sectors may stifle competition or cause adverse effects on economic growth.

Although not a member of the European Union, the U.K. economy may be materially affected by developments in the member states or the European Union as a whole. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

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Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small-Capitalization Companies Risk

Small-cap companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of small-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

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Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Valuation Risk

Because non-US exchanges may be open on days when each Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

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Each Fund pays the Adviser fees (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure.

The Global X UK Small-Cap ETF, Global X Germany Small-Cap ETF, Global X Hong Kong Small-Cap ETF, Global X Singapore Small-Cap ETF, Global X South Korea Small-Cap ETF, and Global X Taiwan Small-Cap ETF were not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X UK Small-Cap ETF, Global X Germany Small-Cap ETF, Global X Hong Kong Small-Cap ETF, Global X Singapore Small-Cap ETF, Global X South Korea Small-Cap ETF, and Global X Taiwan Small-Cap ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.59%, 0.59%, 0.69%, 0.69%, 0.69% and 0.69%, respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

The Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School and holds the series 65.

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Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also the founder and president of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the Exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the Exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the Funds section.

The Funds will be listed on the Exchange. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Funds.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

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General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Funds’ distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

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Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

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INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE 250 Index

The FTSE 250 Index is designed to represent the equity performance of small-cap UK companies. It is comprised of the next 250 UK companies by market capitalization not covered by the 100 largest capitalization companies in the FTSE 100 Index. The index is comprised of UK companies as defined by FTSE that are listed in the London Stock Exchange. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Germany Small-Cap Index

The Solactive Germany Small-Cap Index is designed to reflect the equity performance of German small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Germany. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Hong Kong Small-Cap Index

The Solactive Hong Kong Small-Cap Index is designed to reflect the equity performance of Hong Kong small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Hong Kong. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Singapore Small-Cap Index

The Solactive Singapore Small-Cap Index is designed to reflect the equity performance of Singaporean small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Singapore. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive South Korea Small-Cap Index

The Solactive South Korea Small-Cap Index is designed to reflect the equity performance of South Korean small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in South Korea. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Solactive Taiwan Small-Cap Index

The Solactive Taiwan Small-Cap Index is designed to reflect the equity performance of Taiwanese small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Taiwan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Each Index Provider is described separately below:

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Structured Solutions AG (“Structured Solutions”) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X Fertilizers/Potash ETF

NYSE Arca, Inc: SOIL

Global X Rare Earths ETF*

NYSE Arca, Inc: RERX

Global X Strategic Metals ETF*

NYSE Arca, Inc: SMX

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	20
PORTFOLIO HOLDINGS INFORMATION	30
FUND MANAGEMENT	31
DISTRIBUTOR	32
BUYING AND SELLING fund SHARES	33
FREQUENT TRADING	33
DISTRIBUTION AND SERVICE PLAN	34
DIVIDENDS AND DISTRIBUTIONS	34
taxes	34
DETERMINATION OF NET ASSET VALUE	39
PREMIUM/DISCOUNT INFORMATION	40
total return INFORMATION	40
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	41
OTHER SERVICE PROVIDERS	42
FINANCIAL HIGHLIGHTS	42
OTHER INFORMATION	44

FUND SUMMARIES

Global X Fertilizers/Potash ETF

Ticker: SOIL Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Fertilizers/Potash ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Fertilizers/Potash Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on May 25, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 7.55% of the average value of its portfolio.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, the Fund invests at least 80% of its total assets in securities that are economically tied to the fertilizer/potash industry. Companies primarily engaged in the fertilizer/potash industry include those engaged in the development, distribution and/or production of fertilizers. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to tracks the performance of the largest listed companies globally that are active in some aspect of the fertilizer/potash industry, as defined by Structured Solutions AG. As of February 1, 2012, the Underlying Index had 25 constituents, 20 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in fertilizer stocks, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on fertilizer stocks.

Concentration Risk: Because the Fund's investments are concentrated in the fertilizer industry, the Fund will be susceptible to loss due to adverse occurrences affecting the fertilizer industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in emerging market countries, currently including Brazil, Chile, China, Russia, South Korea, Taiwan, and Turkey, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in foreign countries, currently including Australia, Brazil, Canada, Chile, China, Germany, Israel, Norway, Russia, South Korea, Switzerland, Taiwan and Turkey, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

3

Geographic Risk: The Fund targets fertilizer companies globally and is expected to invest in securities in geographies currently including Asia, Europe, North America and South America, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Fertilizer Commodities Prices: The Underlying Index measures the performance of companies involved in the fertilizer industry and not the performance of fertilizer commodities themselves. The securities of companies involved in the fertilizer industry may under- or over-perform fertilizer commodities prices over the short-term or the long-term.

4

Risk Related to Investing in the Fertilizer Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the fertilizer industry and the price of fertilizer commodities. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, fertilizer companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or medium-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

5

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 19 of the Prospectus.

6

Global X Rare Earths ETF

Ticker: RERX Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Rare Earths ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Rare Earths Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

7

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, the Fund will invest at least 80% of its total assets in securities that are economically tied to the rare earths industry. Companies primarily engaged in the rare earths industry include those engaged in the exploration, mining and/or investment in rare earths. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure broad based equity market performance of global companies primarily involved in the rare earths industry, as defined by Structured Solutions AG. Rare earth elements or rare earth metals are a collection of seventeen chemical elements in the periodic table: scandium, yttrium, lanthanum, cerium, praseodymium, neodymium, promethium, samarium, europium, gadolinium, terbium, dysprosium, holmium, erbium, thulium, ytterbium and lutetium. As of February 1, 2012, the Underlying Index had 20 constituents, 18 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

8

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk: The Fund invests in rare earths miners and producers, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on rare earths miners and producers.

Concentration Risk: Because the Fund's investments are concentrated in the rare earths industry, the Fund will be susceptible to loss due to adverse occurrences affecting the rare earths industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Chile and China, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund is expected to invest in securities in foreign countries, currently including Australia, Canada, Chile and China, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

9

Geographic Risk: The Fund is expected to invest in securities in geographies currently including Asia, North America and South America, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Micro-Capitalization Companies Risk: The Fund may invest in micro-capitalization companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Rare Earths Price: The Underlying Index measures the performance of companies primarily involved in the rare earths industry and not the performance of rare earths themselves. The securities of companies involved in the rare earths industry may under- or over-perform the rare earths prices themselves over the short-term or the long-term.

10

Risks of Regulatory Action and Changes in Governments: The producing, refining and recycling of rare earths may be significantly affected by regulatory action and changes in governments. China, which produces more than 90% of the world’s rare earth supplies, has implemented a reduction in its export quota of rare earths and has considered a complete ban on the export of such metals. Such moves could have a significant impact on industries around the globe and on the values of the businesses in which the Fund expect to invest. Moreover, while it is expected that China will consume most if not all, of the rare earths produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earths as it did in the late 1990s, thereby causing many operations to shut down.

Risk Related to Investing in the Rare Earths Industry: Rare earths are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. The use of rare earths in modern technology has increased dramatically over the past years. Consequently, the demand for rare earths has strained the supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earths tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earths which may fluctuate substantially over short periods of time and can be significantly affected by events relating to international, national and local political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The producing, refining and recycling of rare earths can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earths may be at risk for environmental damage claims.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

11

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 19 of the Prospectus.

12

Global X Strategic Metals ETF

Ticker: SMX Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Strategic Metals ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Strategic Metals Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

13

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, the Fund will invest at least 80% of its total assets in securities that are economically tied to the strategic metals industry. Companies primarily engaged in the strategic metals industry include those engaged in the exploration, mining and/or investment in strategic metals. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the strategic metals industry. Structured Solutions AG defines strategic metals as metals of special economic importance that have supply risks, which currently include: antimony, beryllium, cobalt, fluorspar, gallium, germanium, graphite, indium, magnesium, niobium, tantalum, tungsten, tellurium, magnesite, molybdenum, chromium, selenium, vanadium and bauxite. As of February 1, 2012, the Underlying Index had 20 constituents, 15 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

14

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodity Exposure Risk. The Fund invests in strategic metals miners and producers, which are susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on strategic metals miners and producers.

Concentration Risk: Because the Fund's investments are concentrated in the strategic metals industry, the Fund will be susceptible to loss due to adverse occurrences affecting the strategic metals industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets strategic metal producers globally and is expected to invest in securities in emerging market countries, currently including Chile and China, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets strategic metal producers globally and is expected to invest in securities in foreign countries, currently including Australia, Canada Chile, and China, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

15

Geographic Risk: The Fund targets strategic metals producers globally and is expected to invest in securities in geographies currently including Asia, North America, and South America, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk. The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Relationship to Strategic Metals Price: The Underlying Index measures the performance of companies involved in the strategic metals industry and not the performance of strategic metals themselves. The securities of companies involved in the strategic metals mining industry may under- or over-perform strategic metals prices themselves over the short-term or the long-term.

16

Risks of Regulatory Action and Changes in Governments: The producing, refining and recycling of strategic metals may be significantly affected by regulatory action, export restrictions and changes in governments. Such moves could have a significant impact on industries around the globe and on the values of the businesses in which the Fund expect to invest.

Risk Related to Investing in the Strategic Metals Industry: Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the strategic metals industry and the price of strategic metals themselves. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, strategic metals companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: The Fund may invest a significant percentage of its assets in small- or mid-capitalization companies, which are typically subject to lower trading volume, less liquidity, greater price volatility and less analyst coverage than larger more established companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

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FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 19 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Commodity Exposure Risk

Companies that mine and produce commodities are largely dependent on the prices of these commodities. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on the companies.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

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Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

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Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund may (i) invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on the listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the listing exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ shares will continue to trade on any such stock exchange or in any market or that the Funds’ shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

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Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Micro-Capitalization Companies Risk

Each Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before a Fund realizes a gain, if any, on an investment in a micro-capitalization company.

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Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Relationship to Commodity Prices

Each Underlying Index measures the performance of companies and not the performance of commodities themselves. Companies may under- or over-perform commodity prices over the short-term or the long-term.

Risk Related to Investing in the Fertilizer Industry

Risk Related to Investing in the Fertilizer Industry applies to the Global X Fertilizers/Potash ETF.

Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s returns. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental laws and regulations which could adversely affect the Fund. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risks of Regulatory Action and Changes in Governments

Risks of Regulatory Action and Changes in Governments apply to the Global X Rare Earths ETF and the Global X Strategic Metals ETF.

The producing, refining and recycling of rare earth and strategic metals may be significantly affected by regulatory action and changes in governments. For example China, which produces more than 90% of the world’s rare earth supplies, has implemented a reduction in its export quota of rare earths and has considered a complete ban on the export of such metals. The Chinese government’s plan of a further reduction in the export of rare earths, as well as the Chinese government’s consideration of a complete ban on the export of such materials, as well as any other producer government regulatory action could have a significant impact on industries around the globe and on the values of the businesses in which each Fund expects to invest. Moreover, while it is expected that China will consume most if not all, of the rare earths produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

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Risk Related to Investing in the Rare Earths Industry

Risk Related to Investing in the Rare Earths Industry applies to the Global X Rare Earths ETF.

Rare earths are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Rare earth metals (or rare earth elements) are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Rare earths are used in a variety of technologies including, but not limited to, cellular phones, high performance batteries, flat screen televisions, and green energy technology such as wind, solar and geothermal, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications including radar, missile guidance systems, navigation and night vision, and superconductors and fiberoptic communication systems.

The use of rare earths in modern technology has increased dramatically over the past years. Consequently, the demand for rare earths has from time to time strained the supply, and, as a result, there is a risk of a shortage of such materials in the world which could adversely affect the companies in the Fund’s portfolio. Competitive pressures may have a significant effect on the financial condition of companies involved in the various activities that are related to the producing, refining and recycling of rare earths. Also, these companies are highly dependent on the demand for and price of rare earths which may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments.

Companies involved in the various activities that are related to the producing, refining and recycling of rare earths tend to be small- to medium-capitalization companies with volatile share prices and can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Moreover, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining, and the risks of the hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. The producing, refining and recycling of rare earths can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earths are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earths may be at risk for environmental damage claims. Furthermore, demand for rare earths may change rapidly and unpredictably, including in light of the development of less expensive alternatives.

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Risk Related to Investing in the Strategic Metals Industry

Risk Related to Investing in the Strategic Metals Industry applies to the Global X Strategic Metals ETF.

Securities in the Fund’s portfolio may be significantly subject to the effects of competitive pressures in the strategic metals industry and the price of strategic metals themselves. These prices may fluctuate substantially over short periods of time so the Fund’s share price may be more volatile than other types of investments. In addition, strategic metals companies may also be significantly affected by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small and Mid-Capitalization Companies Risk

Small and mid-capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of small and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

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PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser fees (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Funds paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X Fertilizers/Potash ETF	0.69%

The Global X Rare Earths ETF and Global X Strategic Metals ETF were not operational during the fiscal year ended October 31, 2011. The Management Fee for the Global X Rare Earths ETF and Global X Strategic Metals ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.65% and 0.65%, respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Fertilizers/Potash ETF is available in the Fund’s Annual Report to shareholders for the year ended October 31, 2011. A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Global X Rare Earths ETF and Global X Strategic Metals ETF will be available in the Funds’ first annual or semi-annual report to shareholders.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also the founder and president of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

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BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the Funds section.

The Funds will be listed on the listing exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

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No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.
A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

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U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

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Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating the Fund’s NAV, a Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2010 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Fund had commenced operations as of the most recent fiscal year end: Global X Fertilizers/Potash ETF.

The tables that follow present information about the total returns of this Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of the most recent fiscal year end.

“Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Cumulative Total Returns Inception to 10/31/11

	NAV	MARKET	INDEX
Global X Fertilizers/Potash ETF	(6.58%)	(6.71%)	(6.15%)

1 For the period since inception on 05/25/11 to 10/31/11

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Solactive Global Fertilizers/Potash Index

The Solactive Global Fertilizers/Potash Index tracks the equity performance of the largest listed companies globally that are active in some aspect of the fertilizer industry. The index is calculated as a total return index and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Rare Earths Index

The Solactive Global Rare Earths Index tracks the equity performance of the largest and most liquid listed companies that are active in some aspect of the rare earths industry. Rare earth elements or rare earth metals are a collection of seventeen chemical elements in the periodic table: scandium, yttrium, lanthanum, cerium, praseodymium, neodymium, promethium, samarium, europium, gadolinium, terbium, dysprosium, holmium, erbium, thulium, ytterbium and lutetium. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Global Strategic Metals Index

The Solactive Global Strategic Metals Index tracks the equity performance of the largest and most liquid listed companies that are active in some aspect of the strategic metals industry. Structured Solutions AG defines rare metals as metals of special economic importance that have supply risks, which currently include: antimony, beryllium, cobalt, fluorspar, gallium, germanium, graphite, indium, magnesium, niobium, tantalum, tungsten, tellurium, magnesite, molybdenum, chromium, selenium, vanadium and bauxite. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following fund has commenced operations and has financial highlights: Global X Fertilizers/Potash ETF. Because the Global X Rare Earths ETF and Global X Strategic Metals ETF had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Fund’s former independent registered public accounting firm.

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Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income (Loss) to Average Net Assets (%)	Portfolio Turnover (%)
		Global X Fertilizers/Potash ETF(1)
2011	15.05	0.06	(1.05)	(0.99)	—	—	—	14.06	(6.58)	35,160	0.69 †	0.90 †	7.55 ††

(1) The Fund commenced operations on May 25, 2011.

* Per share data calculated using average shares method.

** Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.

† Annualized.

†† Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

44

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

45

A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

46

Global X SuperDividend ETF

NYSE Arca, Inc: SDIV

Global X Canada Preferred ETF

NYSE Arca, Inc: CNPF

Prospectus

March 1, 2012

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

FUND SUMMARIES	1
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	12
PORTFOLIO HOLDINGS INFORMATION	24
FUND MANAGEMENT	24
DISTRIBUTOR	26
BUYING AND SELLING FUND SHARES	26
FREQUENT TRADING	27
DISTRIBUTION AND SERVICE PLAN	27
DIVIDENDS AND DISTRIBUTIONS	27
TAXES	28
DETERMINATION OF NET ASSET VALUE	32
PREMIUM/DISCOUNT INFORMATION	33
TOTAL RETURN INFORMATION	33
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	34
OTHER SERVICE PROVIDERS	35
FINANCIAL HIGHLIGHTS	35
OTHER INFORMATION	37

Global X SuperDividend ETF

Ticker: SDIV Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X SuperDividend ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global SuperDividendTM Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.58%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Acquired Fund Fees and Expenses:[1]	0.56%
Total Annual Fund Operating Expenses:	1.14%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$116	$362

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on June 8, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 4.58% of the average value of its portfolio.

1 “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year and reflect the Fund’s pro rata portion of the cumulative expenses charged by the business development companies (“BDCs”) in which the Fund invests. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index tracks the performance of 100 equally weighted companies that rank among the highest dividend yielding equity securities in the world, as defined by Structured Solutions AG. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

2

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund's investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if currencies of the underlying securities depreciate against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including Brazil, Chile, China, Czech Republic, Poland, South Africa, South Korea, Taiwan, and Turkey, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market.

3

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk of High Dividend Yield Stocks: High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance.

Risk of Investing in Business Development Companies (BDCs): The Fund may invest in closed-end funds that elect to be treated as BDCs, which may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising.

Risk of Investing in Real Estate Investment Trusts (REITs): The Fund may invest in REIT stocks, which tend to be small- or mid-capitalization stocks and there is the possibility that returns from REITs may trail returns from the overall stock market.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies may have greater volatility in price than the stocks of large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 11 of the Prospectus.

5

Global X Canada Preferred ETF

Ticker: CNPF Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Canada Preferred ETF (“Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Canada Preferred Stock Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.58%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.58%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$59	$186

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on May 24, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 3.02% of the average value of its portfolio.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities of companies that are domiciled in, principally traded in or whose revenues are primarily from Canada. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).

The Underlying Index is designed to measure the performance of preferred stocks from Canadian issuers traded on the Toronto Stock Exchange. The Underlying Index does not seek to directly reflect the performance of the companies issuing the preferred stock. The Underlying Index is comprised of preferred shares that meet certain criteria relating to size, liquidity, issuer rating, maturity and other requirements as determined by Structured Solutions AG.

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation.

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance. The Underlying Index may include many different categories of preferred stock, such as floating and fixed rate preferreds, cumulative and non-cumulative preferreds or preferred stocks with a callable or conversion feature.

The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

7

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund concentrates its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: To the extent that the Fund's investments are concentrated in a Canadian preferred securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if Canada's currency depreciates against the U.S. dollar.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Financials Sector Risk: Companies in the financial sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

8

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. The Fund may lose value due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in Canada.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock.

Risks Related to Investing in Canada: Any negative changes in the natural resources markets could have an adverse impact on the Canadian economy. The Canadian economy is heavily dependent upon trading with its key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

9

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez ("Portfolio Managers"). Mr. del Ama, who is Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 11 of the Prospectus.

10

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each business day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the Investment Company Act of 1940 (“1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For example, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging Market Risk only applies to the Global X SuperDividend ETF.

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

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Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Financials Sector Risk

Companies in the financial sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent legislation on the financials sector cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. and other governments and may face future government-imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies, in particular, may be subject to severe price competition, which may have an adverse impact on their profitability.

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Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund may (i) invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. In addition, the costs associated with our borrowings, including any increase in the management fee payable to the Adviser will be borne by Fund shareholders.

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Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on the exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by the exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ shares will continue to trade on any such stock exchange or in any market or that the Funds’ shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

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Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Preferred Stock Risk

Preferred Stock Risk applies to the Global X Canada Preferred ETF.

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. Certain additional risks associated with preferred stock could adversely affect investments in the Fund.

Interest Rate Risk

Because many preferred stocks pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stocks held by the Fund are likely to decline. To the extent that the Fund invests a substantial portion of its assets in fixed rate preferred stocks, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Issuer Risk

Because many preferred stocks allow holders to convert the preferred stock into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock. To the extent that the Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

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Dividend Risk

There is a chance that the issuer of any of the Fund’s holdings will have its ability to pay dividends deteriorate or will default (fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Call Risk

Preferred stocks are subject to market volatility and the prices of preferred stocks will fluctuate based on market demand. Preferred stocks often have call features which allow the issuer to redeem the security at its discretion. If a preferred stock is redeemed by the issuer, it will be removed from the Underlying Index. The redemption of preferred stocks having a higher than average yield may cause a decrease in the yield of the Underlying Index and the Fund.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Risk of High Dividend Yield Stocks

Risk of High Dividend Yield Stocks applies to the Global X SuperDividend ETF.

High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance.

Risk of Investing in Business Development Companies (BDCs)

Risk of Investing in Business Development Companies (BDCs) applies to the Global X SuperDividend ETF.

Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company.

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To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Certain BDCs in which the Fund may invest may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC's common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises.

The Fund may be limited by provisions of the 1940Act that generally limit the amount the Fund can invest in any one closed-end fund, including any one BDC, to 3% of the closed-end fund's total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the provisions of the 1940 Act, on any matter upon which BDC shareholders are solicited to vote, the Adviser may be required to vote shares of the BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

Risk of Investing in Real Estate Investment Trusts (REITs)

Risk of Investing in Real Estate Investment Trusts (REITs) applies to the Global X SuperDividend ETF.

REIT stocks tend to be small- or mid-capitalization stocks and there is the possibility that returns from REITs may trail returns from the overall stock market. Historically, these stocks have performed quite differently from the overall market.

Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially Mortgage REITs) and the risk of default by lessees or borrowers. An Equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A Mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

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Risk Related to Investing in Canada

Risk Relating to Investing in Canada applies to the Global X Canada Preferred ETF.

Commodity Exposure Risk

The Canadian economy is highly dependent on the demand for and price of natural resources. As a result, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy.

Trading Partners Risk.

The Canadian economy is dependent on the economies of the United States, Mexico and Europe as key trading partners. Reduction in spending by any of these economies on Canadian products and services or negative changes in any of these economies may cause an adverse impact on the Canadian economy:

  North American Economic Risk. The United States is Canada’s largest trade and investment partner and the Canadian economy is significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, the three NAFTA countries entered into the security and prosperity partnership of North America in March 2005, which may further affect Canada’s dependency on the U.S. economy. Any downturn in U.S. or Mexican economic activity is likely to have an adverse impact on the Canadian economy.
  European Economic Risk. Decreasing European imports or exports, changes in European governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union (“EU”) economies may have a significant adverse effect on the economies of EU members and their trade with Canada. The economic and monetary union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe and may impact trade with Canada.

Political Risk

Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Small- and mid-capitalization companies may have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Further, stocks of small and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to a Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds, and also bears the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

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Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. The Management Fees are at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Management Fee
Global X SuperDividend ETF	0.58%
Global X Canada Preferred ETF	0.58%

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Funds’ Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also the founder and president of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

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DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Description of the Funds section.

The Funds will be listed on the listing exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

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Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

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Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The following Funds had commenced operations as of the most recent fiscal year end: Global SuperDividend ETF and Global X Canada Preferred ETF.

The tables that follow present information about the total returns of each of these Fund’s Underlying Index and the total returns of each Fund. The information presented for each Fund is as of the most recent fiscal year end.

“Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

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Each Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of each Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Cumulative Total Returns Inception to 10/31/11

	NAV	MARKET	INDEX
Global X SuperDividend ETF [1]	(9.56%)	(12.31%)	(10.30%)
Global X Canada Preferred ETF [2]	(1.94%)	(3.61%)	(2.17%)

1 For the period since inception on 6/8/11 to 10/31/11

2 For the period since inception on 5/24/11 to 10/31/11

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Solactive Global SuperDividendTM Index

The Solactive Global SuperDividendTM Index tracks the equity performance of 100 equally weighted companies that rank among the highest dividend yielding equity securities in the world. The index provider applies certain dividend stability filters. The index is maintained by Structured Solutions AG.

Solactive Canada Preferred Stock Index

The Solactive Canada Preferred Stock Index is designed to measure the equity performance of preferred stocks from Canadian issuers traded on the Toronto Stock Exchange. The Underlying Index is comprised of preferred shares that meet certain criteria relating to size, liquidity, issuer rating, maturity and other requirements as determined by Structured Solutions AG. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is calculated as a total return index and adjusted semi-annually. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

The following funds have commenced operations and have financial highlights: Global X SuperDividend ETF and Global X Canada Preferred ETF.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Funds’ former independent registered public accounting firm.

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Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Loss on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)
		Global X SuperDividend ETF (1)

2011	24.70	0.64	(3.02)	(2.38)	(0.56)	—	(0.56)	21.76	(9.56)	29,372	0.58†	7.22†	4.58††
		Global X Canada Preferred ETF (2)

2011	14.97	0.27	(0.56)	(0.29)	(0.20)	—	(0.20)	14.48	(1.94)	7,962	0.58†	4.28†	3.02††

(1)	The Fund commenced operations on June 8, 2011.
(2)	The Fund commenced operations on May 24, 2011.
*	Per share data calculated using average shares method.
**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

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OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington DC, 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

39

Global X Auto ETF

NYSE Arca, Inc: VROM

Prospectus

March 1, 2012

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in the Fund is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in the Fund involve investment risks, including the loss of principal.

fund summary	1
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	7
PORTFOLIO HOLDINGS INFORMATION	15
FUND MANAGEMENT	15
DISTRIBUTOR	17
BUYING AND SELLING fund SHARES	17
FREQUENT TRADING	18
DISTRIBUTION AND SERVICE PLAN	18
DIVIDENDS AND DISTRIBUTIONS	19
taxes	19
DETERMINATION OF NET ASSET VALUE	23
PREMIUM/DISCOUNT INFORMATION	25
Total return INFORMATION	25
INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER	26
OTHER SERVICE PROVIDERS	27
FINANCIAL HIGHLIGHTS	27
OTHER INFORMATION	29

FUND SUMMARY

Global X Auto ETF

Ticker: VROM Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Auto ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S-Network Global Automotive Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From commencement of operations on May 18, 2011 to the most recent fiscal year end, the Fund’s portfolio turnover rate was 0.34% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to the automotive industry. Companies economically tied to the automotive industry include those engaged in automobile manufacturing and the production of automotive parts and tires. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to measure broad based equity market performance of global companies involved in the automobile industry, as defined by S-Network Global Indexes, LLC. As of February 1, 2012, the Underlying Index had 50 constituents, 40 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is S-Network Global Indexes, LLC.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the automobile industry, the Fund will be susceptible to loss due to adverse occurrences affecting the automobile industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Fund targets automobile companies globally and is expected to invest in securities in emerging market countries, currently including China, India, Indonesia and South Korea, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: The Fund targets automobile companies globally and is expected to invest in securities in foreign countries, currently including Canada, Germany, France, Italy, the United Kingdom, Japan, China, India, Indonesia, South Korea and Sweden, a list that might be expanded as the index rebalances over time. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

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Geographic Risk: The Fund targets automobile companies globally and is expected to invest in securities in geographies currently including Europe, Asia, South America and North America, a list that might change as the index rebalances over time. A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk Related to Investing in the Automotive Industry: The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Small-Capitalization Companies Risk: Small cap companies may have greater volatility in price than the stocks of mid- and large-capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

5

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

6

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, the Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: The Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: The Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Fund may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

7

Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from the Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help the Fund track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

8

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

9

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Foreign Security Risk

The Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of the Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that the Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as a natural disaster.

10

Issuer Risk

Issuer risk is the risk that any of the individual companies that the Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

The Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of the Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of the Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. In addition, the costs associated with our borrowings, including any increase in the management fee payable to the Adviser will be borne by Fund shareholders.

Management Risk

The Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will influence the Fund’s performance significantly.

The Fund is not actively managed. The Fund may be affected by a general decline in the market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Fund’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’ Shares will continue to trade on any such exchange or in any market or that the Fund’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of the Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below their NAV. The per-share NAV of the Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of the Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Fund do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

The Fund is classified as “non-diversified.” This means that the Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Risk Related to Investing in the Global Automotive Industry

The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses depending on the strength of the general economy. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base.

Securities in the Fund’s portfolio may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on automotive products can influence industry profitability. In addition, the Fund’s portfolio companies must comply with environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on Fund’s investments.

Securities Lending Risk

The Fund may engage in lending its portfolio securities. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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Market volatility in the countries in which the Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Tracking Error Risk

The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s combined Statement of Additional Information (“SAI”). The largest holdings of the Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

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Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.

The Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. For the fiscal year ended October 31, 2011, the Fund paid a monthly Management Fee to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of the Fund):

Fund	Management Fee
Global X Auto ETF	0.65%

In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

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Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Fund trade on a U.S. exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund trade under the trading symbols listed for the Fund in the Fund Summaries section of the Prospectus.

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The Fund that is available for purchase is listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual fund (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades do not involve the Fund directly. A few institutional investors are authorized to purchase and redeem Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Fund.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Fund’s net investment income from which dividends may be paid to you. The Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

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Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

A portion of distributions paid by the Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

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The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. The Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of the Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to the Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of the Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

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General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV generally once daily Monday through Friday as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. The Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

24

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

TOTAL RETURN INFORMATION

The Global X Auto ETF had commenced operations as of the most recent fiscal year end.

The tables that follow present information about the total returns of this Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of the most recent fiscal year end.

“Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund Shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the bid and the ask on the primary stock exchange on which Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of October 31, 2011

Cumulative Total Returns

Inception to 10/31/11

	NAV	MARKET	UNDERLYING INDEX
Global X Auto ETF	-14.93%	-15.72%	-14.74%

1 For the period since inception on 05/18/11 to 10/31/11

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INFORMATION REGARDING THE INDEX AND THE INDEX PROVIDER

S-Network Global Automotive Index

The S-Network Global Automotive Index is a rules based index intended to give investors a means of tracking the overall equity performance of a global universe of listed companies engaged in the automobile industry. It is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production of autos, auto parts, tires and related activities. It strives to include the fifty largest and most actively traded companies worldwide that are principally engaged (derive greater than 50% of revenues from sources listed above) in the automobile industry.

Constituent stocks must have a market capitalization of greater than $2 billion on a rebalancing date to be added to the index. Stocks whose market capitalizations fall below $1 billion as of any rebalancing date will be deleted from the index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the index. Only shares that trade on a recognized domestic or international stock exchange may qualify.

The index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the index eligibility criteria.

S-Network Global Indexes LLC (“S-Network”) is a publisher and developer of proprietary and custom indexes. S-Network was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, S-Network has specialized in indexes, indexation and index-based products, including ETFs. Currently S-Network publishes a total of 119 indexes. S-Network indexes have been licensed to a number of major financial intermediaries in the US and Europe and serve as the basis for ETFs, Structured Products, Mutual Funds and UITs, S-Network indexes are also used by major institutional investors for benchmarking and passive asset management purposes.

License Disclaimer

The Fund is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. S-Network’s only relationship to the Adviser (“Licensee”) is the licensing of certain service marks and trade names of S-Network and of the S-Network Global Automotive Index that is determined, composed and calculated by S-Network without regard to the Licensee or the Fund. S-Network has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S-Network Global Automotive Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Fund.

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S-Network does not guarantee the accuracy and/or the completeness of the S-Network Global Automotive Index or any data included therein and S-Network shall have no liability for any errors, omissions, or interruptions therein. S-Network makes no warranty, express or implied, as to results to be obtained by licensee, owners of the Fund, or any other person or entity from the use of the S-Network Global Automotive Index or any data included therein. S-Network makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S-Network Global Automotive Index or any data included therein. Without limiting any of the foregoing, in no event shall S-Network have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for the Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for the Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of the Fund.

Ernst & Young LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

FINANCIAL HIGHLIGHTS

The Global X Auto ETF has commenced operations and has financial highlights for the fiscal year ended October 31, 2011.

The financial highlights tables are intended to help investors understand the Fund’s financial performance. Certain information reflects financial results for a single share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Ernst & Young LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Funds for the fiscal year ended October 31, 2011. Their report appears in the Trust’s annual report, which is available without charge upon request. Information reported for fiscal periods before 2011 was audited by the Fund’s former independent registered public accounting firm.

27

Financial Highlights - Period Ended October 31, 2011

(For a share outstanding throughout the period)

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Loss on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets End of Period ($) (000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover (%)

Global X Auto ETF (1)
2011	15.20	—	(2.27)	(2.27)	—	—	—	12.93	(14.93)	5,170	0.65†	0.07†	0.34††

(1)	The Fund commenced operations on May 18, 2011.

*	Per share data calculated using average shares method.

**	Total return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized.
††	Portfolio turnover rate is for the period indicated and has not been annualized. Excludes effect of in-kind transfers.

Amounts designated as “—“ are either $0 or rounded to $0.

28

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

29

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

30

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser

Global X Management Company LLC

399 Park Avenue, 32nd floor

New York, NY 10022

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian and Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Sub-Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel to the Independent Trustees

Dechert LLP

1775 I Street

Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

31

A Statement of Additional Information dated March 1, 2012, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about the Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

32

Global X FTSE Portugal 20 ETF [ ]*	Global X Slovakia ETF [ ]*
Global X FTSE Ukraine ETF [ ]*	Global X Qatar ETF [ ]*
Global X FTSE Greece 20 ETF (GREK)	Global X Kuwait ETF [ ]*
Global X Hungary ETF [ ]*	Global X Nigeria ETF [ ]*
Global X Luxembourg ETF [ ]*	Global X FTSE Bangladesh ETF [ ]*
Global X FTSE Morocco 20 ETF [ ]*	Global X FTSE Sri Lanka ETF [ ]*
Global X Czech Republic ETF [ ]*	Global X Kazakhstan ETF [ ]*

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	76
PORTFOLIO HOLDINGS INFORMATION	99
FUND MANAGEMENT	100
DISTRIBUTOR	102
BUYING AND SELLING fund SHARES	102
FREQUENT TRADING	103
DISTRIBUTION AND SERVICE PLAN	103
DIVIDENDS AND DISTRIBUTIONS	103
taxes	104
DETERMINATION OF NET ASSET VALUE	108
PREMIUM/DISCOUNT INFORMATION	109
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	109
OTHER SERVICE PROVIDERS	112
FINANCIAL HIGHLIGHTS	113
OTHER INFORMATION	113

FUND SUMMARIES

Global X FTSE Portugal 20 ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Portugal 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Portugal 20 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:1
Custody Fees	0.05%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.62%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$63	$199

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.
______________________

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Portugal. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Portuguese securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

3

Geographic Risk: A natural disaster could occur in Portugal.

Government Debt Risk: Portugal currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Portugal’s sovereign debt rating and adversely impact investments in the Fund.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Portugal: Investments are concentrated in companies in Portugal. Portugal’s economy is comprised of several sectors but is heavily dependent on the services sector. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. The long-term credit assessment is not favorable for Portugal, and serious problems persist with regard to public finances and excessive debt levels.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Portugal are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Portugal are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

4

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

5

Global X FTSE Ukraine ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Ukraine ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Ukraine Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:2
Custody Fees	0.19%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.89%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$91	$284

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

______________________

1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Ukraine. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Ukraine. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

7

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most exchange-traded funds, the Fund intends to effect all creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Ukrainian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Ukraine is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

8

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

Geographic Risk: A natural disaster could occur in Ukraine.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Ukraine: Investments are concentrated in companies in Ukraine. Ukraine’s economy faces significant issues with regard to underdeveloped infrastructure, transportation shortfalls, corruption and bureaucracy. Future growth will be highly dependent on the success of wide-ranging legal and economic reforms in order to make the Ukrainian economy more competitive and more transparent for investors.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

9

Securities Market Risk: Because securities markets in Ukraine are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Ukraine are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

10

Global X FTSE Greece 20 ETF

Ticker: GREK Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Greece 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE/Athex 20 Capped Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:3
Custody Fees	0.14%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.71%
Fee Waiver and/or Expense Reimbursement:[2]	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:4	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$73	$225

_________________________
1 "Other Expenses" reflect estimated expenses for the Fund’s current fiscal year.

2 Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the Total Annual Fund Operating Expenses (exclusive of taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) will not exceed 0.69% of the Fund’s average daily net assets per year until at least April 1, 2013. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the maximum amount of 0.69%. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed, waived and/or limited pursuant to the Expense Limitation Agreement during a rolling 36 month period, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.69% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

11

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund also invests at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Greece. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Greece. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

12

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Greek securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market, .

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

13

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security underlying the ADR or GDR is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

Geographic Risk: A natural disaster could occur in Greece.

Government Debt Risk: Greece currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Greece’s sovereign debt rating and adversely impact investments in the Fund.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Greece: Investments are concentrated in companies in Greece. Greece’s economy is heavily dependent on the services sector and has a large public sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could limit its ability to borrow in the future. Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. The increased volatility in the Greek market may result in the increased use of fair value pricing.

14

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Greece are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Greece are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

15

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

16

Global X Hungary ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Hungary ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Hungary Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:5
Custody Fees	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.80%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$82	$255

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

17

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Hungary. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Hungary. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

18

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Hungarian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Hungary is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

19

Geographic Risk: A natural disaster could occur in Hungary.

Government Debt Risk: Hungary currently has high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower Hungary’s sovereign debt rating and adversely impact investments in the Fund.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Hungary: Investments are concentrated in companies in Hungary. Hungary has suffered significantly from the recent economic recession due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Hungary are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Hungary are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Increase volatility in the Hungarian market may result in the increase use of fair value pricing.

20

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

21

Global X Luxembourg ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Luxembourg ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Luxembourg Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:6
Custody Fees	0.02%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.59%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$60	$189

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

22

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Luxembourg. As of September 1, 2011, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

23

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Luxembourgian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

24

Geographic Risk: A natural disaster could occur in Luxembourg.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Financial Sector: Investments in securities in the Financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities. The Financials sector is exposed to certain risks, such as operating with substantial financial leverage, which may impact the value of investments more severely than investments outside the sector. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt.

Risks Related to Investing in Luxembourg: Investments are concentrated in companies in Luxembourg. Luxembourg’s economy is heavily dependent on the financial sector, particularly banking and financial exports. Luxembourg is a small, land-locked country that does not have significant natural resources and relies mostly on imports to satisfy energy demand. Sustained high prices of certain commodities may have a significant, adverse impact on the economy of Luxembourg.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

25

Securities Market Risk: Because securities markets in Luxembourg are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Luxembourg are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

26

Global X FTSE Morocco 20 ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Morocco 20 ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Morocco 20 Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:7
Custody Fees	0.16%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.86%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$88	$274

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

27

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Morocco. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Morocco. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

28

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Moroccan securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Morocco is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

29

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to African Economic Risk and European Economic Risk.

Geographic Risk: A natural disaster could occur in Morocco.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Morocco: Morocco’s economy is heavily dependent on the services sector and export of commodities. Decreasing demand for the Morocco’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Morocco’s economy. Although liberalization in the wider economy has brought economic growth, there is no guarantee that this growth will continue or that the government will not increase direct involvement in the economy in the future. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

30

Securities Market Risk: Because securities markets in Morocco are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Morocco are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

31

Global X Czech Republic ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Czech Republic ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Czech Republic Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:8
Custody Fees	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.80%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$82	$255

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

32

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from the Czech Republic. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Czech Republic. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

33

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Czech Republic securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: The Czech Republic is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

34

Geographic Risk: A natural disaster could occur in the Czech Republic.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Czech Republic: Investments are concentrated in companies in the Czech Republic. The Czech Republic’s economy is heavily dependent on the manufacturing and export of industrial materials and machinery. The Czech Republic and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Risks Related to Investing in the Industrials Sector: Investments in securities in the Industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies also may be adversely affected by environmental damage and product liability claims.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

35

Securities Market Risk: Because securities markets in the Czech Republic are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in the Czech Republic are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

36

Global X Slovakia ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Slovakia ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Slovakia Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:9
Custody Fees	0.45%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.15%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$117	$365

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

__________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

37

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Slovakia. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Slovakia. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

38

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Slovakian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Slovakia is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

39

Geographic Risk: A natural disaster could occur in Slovakia.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Industrials Sector: Investments in securities in the Industrials sector are subject to fluctuations in supply and demand for their specific product or service. The products of manufacturing companies may face product obsolescence due to rapid technological developments. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies also may be adversely affected by environmental damage and product liability claims.

Risks Related to Investing in Slovakia: Slovakia’s economy is heavily dependent on the services and industrial sector. Decreasing demand for the Slovakia’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Slovakian economy. Slovakia and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

40

Securities Market Risk: Because securities markets in Slovakia are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Slovakia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

41

Global X Qatar ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Qatar ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Qatar Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:10
Custody Fees	0.55%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.25%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$127	$397

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

42

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Qatar. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Qatar. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

43

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Qatar securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Qatar is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Middle East Economic Risk.

Geographic Risk: A natural disaster could occur in Qatar.

44

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Qatar and other Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risk Related to Investing in the Oil Sector: The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

45

Risks Related to Investing in Qatar: Investments are concentrated in companies in Qatar. The economy of Qatar is dominated by petroleum export. The non-oil economy, concentrated in Doha’s service sector, notably in tourism, real estate, banking and re-export trade, has grown rapidly over the past few years. Although the political situation in Qatar is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Qatar. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Qatar are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Qatar are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

46

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

47

Global X Kuwait ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Kuwait ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Kuwait Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:11
Custody Fees	0.68%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.38%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$140	$437

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

48

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Kuwait. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

49

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Kuwait securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Kuwait is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Middle East Economic Risk.

Geographic Risk: A natural disaster could occur in Kuwait.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

50

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Kuwait and other Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in the Middle East and North Africa (which has ethnic, religious and economic ties to the Middle East) have caused significant disruptions to many industries.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Kuwait: Investments are concentrated in companies in Kuwait. Like most Middle Eastern governments, the federal government of Kuwait exercises substantial influence over many aspects of the private sector. While Kuwait has actively developed industries ranging from industrials to financial services, the government and economy is largely dependent on oil revenue as it is a tax-free country. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Kuwait. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risk Related to Investing in the Oil Sector: The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

51

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Kuwait are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

52

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

53

Global X Nigeria ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Nigeria ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Nigeria Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:12
Custody Fees	0.32%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.02%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$104	$325

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

54

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Nigeria. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Nigeria. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

55

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Nigerian securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Nigeria is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

56

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to African Economic Risk.

Geographic Risk: A natural disaster could occur in Nigeria.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Nigeria: Investments are concentrated in companies in Nigeria. The economic development of Nigeria has been significantly hindered by military rule, mismanagement, corruption and ethnic conflict. The Nigerian economy is heavily dependent on oil, and the industry makes up a significant portion of Nigeria’s GDP. Religious and social conflict is present in Nigeria, often resulting in the outbreak of violence, particularly in the Niger Delta, which is Nigeria’s main oil-producing region. Nigeria also suffers from the prevalence of organized crime and corruption, which makes it more difficult for citizens and companies to do business in Nigeria and has significant impact on the Nigerian economy. The persistence of organized crime and corruption may continue to drag on economic growth in the country.

Risk Related to Investing in the Oil Sector: The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

57

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because securities markets in Nigeria are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Nigeria are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

58

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

59

Global X FTSE Bangladesh ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Bangladesh ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Bangladesh Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:13
Custody Fees	0.50%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.20%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$122	$381

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

60

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Bangladesh. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Bangladesh. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

61

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Bangladeshi securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Bangladesh is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

62

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Bangladesh.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Bangladesh: Investments are concentrated in companies in Bangladesh. Bangladesh faces many economic hurdles including weak political institutions, government mismanagement of resources, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. The privatization of industries in Bangladesh has been slow, largely due to worker unrest at state-owned enterprises. Opposition from government bureaucracy and public sector unions has prevented much of the economic liberalization, and capital markets in Bangladesh are still in need of reform with regard to the treatment of foreign investors and foreign capital.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

63

Securities Market Risk: Because securities markets in Bangladesh are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Bangladesh are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

64

Global X FTSE Sri Lanka ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Sri Lanka ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Sri Lanka Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:14
Custody Fees	0.45%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.15%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$117	$365

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Sri Lanka. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Sri Lanka. As of February 1, 2012, the Underlying Index had 20 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Sri Lankan securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Sri Lanka is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Sri Lanka.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Sri Lanka: Investments are concentrated in companies in Sri Lanka. Sri Lanka’s economy is heavily dependent on tourism and the agricultural sector. Sri Lanka faces many economic hurdles including weak political institutions, poor infrastructure, and a history if intense ethnic conflict. Sri Lanka has suffered significantly from ethnic conflict, and from 1983 to 2009 the Sinhalese government was engaged in a sporadic civil war with a separatist military organization known as the Liberation Tigers of Tamil Eelam (LTTE). Although the government is in the process of rebuilding the nation after the conflict, significant ethnic tensions still exist and there is no guarantee that conflict will not break out again in the future.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because securities markets in Sri Lanka small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Sri Lanka are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

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Global X Kazakhstan ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Kazakhstan ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Kazakhstan Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:15
Custody Fees	0.40%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.10%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$112	$350

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________
1 “Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Kazakhstan. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Kazakhstan. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Kazakhstan securities, the Fund will be susceptible to loss due to adverse occurrences affecting that country or market.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Kazakhstan is an emerging market country, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Kazakhstan.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Kazakhstan: Investments are concentrated in companies in Kazakhstan. Kazakhstan’s economy is a resource based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future.

Risks Related to Investing in the Materials Sector: Investments in securities in the Materials sector are subject to changes in commodity prices, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand, leading to poor investment returns or outright losses. Issuers in the Materials sector are at risk of depletion of resources, technical progress, labor relations, governmental regulations and environmental damage and product liability claims.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because securities markets in Kazakhstan are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in Kazakhstan are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 75 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Cash Transactions Risk

Cash Transactions Risk applies to the Global X FTSE Ukraine ETF, Global X Qatar ETF, Global X Nigeria ETF, Global X FTSE Bangladesh ETF, and Global X FTSE Sri Lanka ETF.

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Unlike most exchange-traded funds, these Funds intend to effect all creations and redemptions principally for cash, rather than in-kind securities. As a result, an investment in one of the Funds may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Funds currently intend to affect all redemptions principally for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

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Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

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Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Government Debt Risk

Government debt risk applies to the Global X FTSE Portugal 20 ETF, Global X FTSE Greece 20 ETF and Global X Hungary ETF.

Countries with high levels of public debt and spending may experience stifled economic growth. Such countries may face higher borrowing costs and in some cases may implement austerity measures that could have an adverse effect on economic growth. Such developments could contribute to prolonged periods of recession and adversely impact investments in the Fund.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

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Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

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Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

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Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Risks Related to Investing in Europe

Risk Related to Investing in Europe applies to the Global X FTSE Portugal 20 ETF, Global X FTSE Ukraine ETF, Global X FTSE Greece 20 ETF, Global X FTSE Morocco 20 ETF, Global X Slovakia ETF, Global X Luxembourg ETF, and Global X Hungary ETF.

The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in these Eastern European countries may greatly impact other economies in Europe.

Risks Related to Investing in the Middle East

Risk Related to Investing in the Middle East applies to the Global X Qatar ETF and the Global X Kuwait ETF.

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets.

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Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risk Related to Investing in Asia

Risk Related to Investing in Asia applies to the Global X FTSE Bangladesh ETF and the Global X FTSE Sri Lanka ETF.

Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.

Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Asia is subject to changes in government policy or shifts in political attitudes within countries in the region.

Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body.

Securities markets in Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

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Risk Related to Investing in Africa

Risk Related to Investing in Africa applies to the Global X FTSE Morocco 20 ETF and the Global X Nigeria ETF.

Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s investments.

Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

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In addition, governments of certain countries in Africa in which the Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than that to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

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The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.

In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and the threat of Civil War in countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Risks Related to Investing in Portugal

Risk Related to Investing in Portugal applies to the Global X FTSE Portugal 20 ETF.

Portugal is a mixed economy but is heavily dependent on the services sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Portuguese products and services or changes in governmental regulations on trade may have a significantly adverse effect on Portugal’s economy. Portugal and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Portugal has experienced recent periods of high, persistent unemployment. Economic competitiveness has also decreased in recent years, and structural weaknesses exist that could hamper growth and reduce competitiveness further. The long-term credit assessment is not favorable for Portugal, and serious problems persist with regard to public finances and excessive debt levels. Portugal recently requested financial assistance from the IMF and the European Financial Stability Facility, demonstrating the severity of its public finance issues. The persistence of excessive debt and continued financial assistance from outside sources would not be favorable for the Portuguese economy.

Portugal currently imposes a stamp duty tax on brokerage fees, a policy that may continue in the future.

Risks Related to Investing in Ukraine

Risk Related to Investing in Ukraine applies to the Global X FTSE Ukraine ETF

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Ukraine’s economy faces significant issue with regard to underdeveloped infrastructure, transportation shortfalls, corruption and bureaucracy. Future growth will be highly dependent on the success of wide-ranging legal and economic reforms in order to make the Ukrainian economy more competitive and more transparent for investors. Current corporate governance rules have led to several instances of large scale monopolization by wealthy individuals and dominant corporations, which have reduced overall competitiveness and contributed to corruption within the country. Furthermore, the legal system lacks sufficient protection for investors and also reduces the incentive for the creation of new products.

Ukraine is one of Europe’s largest energy consumers, and therefore its economy would be adversely affected by higher energy prices that persist over time. Ukraine imports the majority of its energy from Russia, including oil, gas and nuclear fuel.

Ukraine is also facing issues with regard to demographics, as it is experiencing relatively high death rates compared to birth rates, resulting in a shrinking population. The nation suffers a high mortality rate that can be attributed to poverty, poor healthcare, environmental pollution and unhealthy lifestyles.

Risks Related to Investing in Greece

Risk Related to Investing in Greece applies to the Global X FTSE Greece 20 ETF

Greece’s economy is heavily dependent on the services sector and has a large public sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy and the United Kingdom. Decreasing demand for Greek products and services or changes in governmental regulations on trade may have a significantly adverse effect on Greece’s economy. Greece and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Greece has experienced recent periods of high, persistent unemployment. Economic competitiveness has also decreased in recent years, and structural weaknesses exist that could hamper growth and reduce competitiveness further. The long-term credit assessment is not favorable for Greece, and serious problems persist with regard to public finances and excessive debt levels. It has also been revealed that the Greek government has consistently and deliberately misreported its financial situation and economic statistics in order to maintain the appearance of falling within the guidelines of the monetary union. This practice allowed the Greek government to spend beyond their means while concealing the actual deficit levels from the rest of the EU. Greece’s ability to repay its sovereign debt is in question, and the possibility of default is not unlikely, which could affect its ability to borrow in the future. Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future.

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Greece applies foreign ownership limits in certain sectors, particularly with regard to national strategically sensitive companies, such as those that administer national infrastructure networks (e.g., telecommunications). Pre-approval from an inter-ministerial committee is required if an investor is to raise its stake in a national strategically sensitive company beyond 20 percent, a policy which may continue in the future.

There is the possibility that Greece may exit the European Monetary Union in the future, which would result in immediate devaluation of the Greek currency and potential for default. If this were to occur, Greece would face significant risks related to the process of full currency redenomination as well as the resulting instability of the Euro zone in general.

Risks Related to Investing in Hungary

Risk Related to Investing in Hungary applies to the Global X Hungary ETF

Hungary has suffered significantly from the recent economic recession due to a high dependence on foreign capital to finance its economy and some of the highest public debt levels in Europe. Several years ago Hungary received a bailout package from the IMF that has resulted in additional austerity measures to reign in excessive government debt. Despite moving towards a market oriented economy with greater liberalization, many state-owned enterprises have yet to be privatized and have reduced competition and advancement in some industries. While the government has moved forward with some market centered reforms, there are no assurances that the government will not resort to measures such as capital controls for foreign investors. Continued government involvement in the economy is a risk that should be taken into consideration and may negatively impact Hungary’s economic growth.

Hungary’s currency has demonstrated low stability rates, and large fluctuations in the value of its currency may have a negative impact on companies that operate in Hungary.

Key structural weaknesses such as a high and persistent unemployment rate are also hindering the growth of the economy, and labor reforms may be needed to resolve issues that exist in the labor market. Hungary also has relatively low investment rate as well as low export growth, and is instead dependent on domestic consumption for a disproportionate amount of its GDP. This reliance on consumption may reduce the growth potential for companies operating in Hungary.

Risks Related to Investing in Luxembourg

Risk Related to Investing in Luxembourg applies to the Global X Luxembourg ETF

Luxembourg’s economy is heavily dependent on the financial sector, particularly banking and financial exports. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for Luxembourg’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Luxembourg’s economy. Luxembourg and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

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Luxembourg is a small, land-locked country that does not have significant natural resources and relies mostly on imports to satisfy energy demand. Sustained high prices of certain commodities may have a significant, adverse impact on the economy of Luxembourg.

Risks Related to Investing in Morocco

Risk Related to Investing in Morocco applies to the Global X FTSE Morocco 20 ETF

Morocco’s economy is heavily dependent on the services sector and export of commodities. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Morocco’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on Morocco’s economy.

Morocco faces high import costs for commodities such as petroleum, and sustained high commodity prices could have a significant negative impact on Morocco’s economy.

Morocco is governed by a constitutional monarchy, giving the King of Morocco significant executive powers and the ability to influence many aspects of the economy. Although liberalization in the wider economy has brought economic growth, there is no guarantee that this growth will continue or that the government will not increase direct involvement in the economy in the future. Governmental actions in the future could have a significant effect on economic conditions in Morocco, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Morocco currently imposes a value-added tax (VAT) on bank fees and commissions, a policy that may continue in the future. In Morocco, foreign investment restrictions apply, prior to investment, to direct investment in some sensitive industries/sectors such as pharmaceuticals, mining and military where the investor is required to seek the Moroccan authorities’ prior approval, a policy which may continue in the future.

Risks Related to Investing in Czech Republic

Risk Related to Investing in Czech Republic applies to the Global X Czech Republic ETF

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The Czech Republic’s economy is heavily dependent on the manufacturing and export of industrial materials and machinery. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Czech Republic’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Czech economy. The Czech Republic and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

The Czech Republic and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Risks Related to Investing in Slovakia

Risk Related to Investing in Slovakia applies to the Global X Slovakia ETF

Slovakia’s economy is heavily dependent on the services and industrial sector. Key trading partners are member states of the EU, most notably Germany, Spain, Italy, France and the United Kingdom. Decreasing demand for the Slovakia’s products and services or changes in governmental regulations on trade may have a significantly adverse effect on the Slovakian economy. Slovakia and many of the Western European developed nations are member states of the EU. As a result, these member states are dependent upon one another economically and politically. The recent ratification of the Treaty of Lisbon by EU member states is expected to further heighten the degree of economic and political inter-dependence. This and other political or economic developments could cause market disruptions and affect adversely the values of securities held by the Fund.

Slovakia and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Slovakia currently imposes a value-added tax, a policy that may continue in the future.

Risks Related to Investing in Qatar

Risk Related to Investing in Qatar applies to the Global X Qatar ETF

The economy of Qatar is dominated by petroleum export. The non-oil economy, concentrated in Doha’s service sector, notably in tourism, real estate, banking and re-export trade, has grown rapidly over the past few years. However, Qatar remains heavily reliant on oil revenues for maintaining growth. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Qatar.

Like most Middle Eastern governments, the federal government of Qatar exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly: restrictions on foreign ownership persist, and the government has ownership stake in many key industries. The situation is exacerbated by the fact that Qatar is governed by a monarchic, emirate-type government. Governmental actions in the future could have a significant effect on economic conditions in Qatar, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

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Qatar’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy. Allegations of human rights abuses against foreign labor continue to surface and could affect relationships with key trading partners.

Although the political situation in Qatar is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Qatar. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

Certain issuers located in Qatar in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers will be indirectly subject to those risks.

Risks Related to Investing in Kuwait

Risk Related to Investing in Kuwait applies to the Global X Kuwait ETF

Like most Middle Eastern governments, the federal government of Kuwait exercises substantial influence over many aspects of the private sector. The situation is exacerbated by the fact that Kuwait is governed by a constitutional monarchy and many residents in Kuwait do not hold Kuwaiti citizenship and therefore cannot vote. Governmental actions in the future could have a significant effect on economic conditions in Kuwait, which could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio.

While Kuwait has actively developed industries ranging from industrials to financial services, the government and economy is largely dependent on oil revenue as it is a tax-free country. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy of Kuwait. The climate of Kuwait significantly limits its agricultural development as well as production of non-oil commodities. Rising prices for food and other imports could have an adverse effect on Kuwait’s economy and contribute to social unrest in the country.

Although the political situation in Kuwait is largely stable, there remains the possibility that instability in the larger Middle East region could adversely impact the economy of Qatar. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund. Kuwait and surrounding regions have a history of ethnic unrest and conflict. If conflict were to renew in the future, it could have a significant adverse impact on the Fund.

Certain issuers located in Kuwait in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers will be indirectly subject to those risks.

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Risks Related to Investing in Nigeria

Risk Related to Investing in Nigeria applies to the Global X Nigeria ETF

While Nigeria currently operates under a Federal Republic system modeled after the U.S. government, historically the economic development of Nigeria has been significantly hindered by military rule, mismanagement, corruption and ethnic conflict. While the restoration of democracy and economic liberalizations are positive steps for the country, there is no guarantee that reforms will be effective and that the current method of government will not succumb to similar issues of corruption and mismanagement.

The Nigerian economy is heavily dependent on oil, and the industry makes up a significant portion of Nigeria’s GDP. During the oil boom of the 1970’s, Nigeria accumulated significant foreign debt to finance oil infrastructure developments, only to later default on these interest payments when oil prices collapsed in the 1980’s. A sustained decrease in oil prices could have a significant negative impact on all aspects of the economy of Nigeria.

Religious and social conflict is present in Nigeria, often resulting in the outbreak of violence, particularly in the Niger Delta, which is Nigeria’s main oil-producing region. Several petroleum operators in the region have sustained significant attacks from rebels that target refineries and pipelines due to conflict over the petroleum rights in the region. The Nigerian population is comprised of diverse religious, linguistic and ethnic groups, and outlying provinces have, from time to time, proved to be resistant of the central government’s control. While the Nigerian government has imposed stricter penalties on religious violence in many parts of the country, this is no guarantee that an outbreak of violence or sustained conflict could not occur in the future.

Nigeria also suffers from the prevalence of organized crime and corruption, which makes it more difficult for citizens and companies to do business in Nigeria and has significant impact on the Nigerian economy. The persistence of organized crime and corruption may continue to drag on economic growth in the country.

Securities markets in Nigeria are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Nigeria as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Foreign investors may not purchase instruments on the Nigerian Stock Exchange (NSE) “negative list” which includes companies prospecting in crude oil and companies of a military and defense nature, nor government securities (treasury bills and bonds) with a tenor of less than one year, a policy which may continue in the future.

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Risks Related to Investing in Bangladesh

Risk Related to Investing in Bangladesh applies to the Global X FTSE Bangladesh ETF

Bangladesh faces many economic hurdles including weak political institutions, government mismanagement of resources, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. Political unrest is not uncommon in Bangladesh, and in the past has involved protests and violence. The military also plays a role in politics, and has used its power to back the government and influence policy. Although the government has taken an active role to tackle corruption, Bangladesh still ranks consistently low on the government transparency indices and this is undoubtedly a deterrent for foreign investment and economic growth.

The privatization of industries in Bangladesh has been slow, largely due to worker unrest at state-owned enterprises. Opposition from government bureaucracy and public sector unions has prevented much of the economic liberalization, and capital markets in Bangladesh are still in need of reform with regard to the treatment of foreign investors and foreign capital.

Bangladesh’s economy is heavily dependent on the agricultural sector and garment industry, with over 2/3 of the population involved in agriculture production. Many Asian countries, including Bangladesh, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Bangladesh’s economy, in particular, is more reliant on agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather.

Securities markets in Bangladesh are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Bangladesh as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Risks Related to Investing in Sri Lanka

Risk Related to Investing in Sri Lanka applies to the Global X FTSE Sri Lanka ETF

Sri Lanka’s economy is heavily dependent on tourism and the agricultural sector. Sri Lanka faces many economic hurdles including weak political institutions, poor infrastructure, and a history if intense ethnic conflict.

Sri Lanka has suffered significantly from ethnic conflict, and from 1983 to 2009 the Sinhalese government was engage in a sporadic civil war with a separatist military organization known as the Liberation Tigers of Tamil Eelam (LTTE). Both sides have been accused of various human rights violations during the conflict, and attacks often resulted in significant casualties. Although the government is in the process of rebuilding the nation after the conflict, significant ethnic tensions still exist and there is no guarantee that conflict will not break out again in the future.

Many Asian countries, including Sri Lanka, are prone to frequent typhoons, damaging floods, earthquakes and/or other natural disasters, which may adversely impact their economies. Sri’s economy, in particular, is more reliant on tourism and agriculture than the U.S. economy and is therefore more susceptible to adverse changes in weather.

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Securities markets in Sri Lanka are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Sri Lanka as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Sri Lanka currently imposes a securities transaction tax (STT), a stamp duty tax and a value-added tax (VAT), policies that may continue in the future. Foreign investors may invest up to 100% of the issued capital of most of the companies listed in the Colombo Stock Exchange other than those companies that restrict non-national participation beyond a certain limit due to the exclusions/limitations or due to restrictive provisions in the Articles of Association.

Risks Related to Investing in Kazakhstan

Risk Related to Investing in Kazakhstan applies to the Global X Kazakhstan ETF

Kazakhstan’s economy is a resource based economy that is heavily dependent on the export of natural resources. Fluctuations in certain commodity markets or sustained low prices for its exports could have a significant, adverse effect on Kazakhstan’s economy.

Kazakhstan is a presidential republic but maintains several authoritarian characteristics including involvement in the economy. While Kazakhstan has recently pursued economic reform and liberalization of many areas in the economy, there is no guarantee that the government will not become directly involved in aspects of the economy in the future.

Due to the recent rise in many commodities prices, one major concern for Kazakhstan is managing inflationary pressures from strong foreign currency inflows. Significant increases in inflation would have a negative impact on companies in Kazakhstan and would have an adverse impact on the Fund.

Risks Related to Investing in the Financial Sector

Risks Related to Investing in the Financial Sector applies to the Global X Luxembourg ETF.

Companies in the Financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The Financials sector is exposed to risks that may impact the value of investments in the Financial sector more severely than investments outside this sector, including operating with substantial financial leverage.

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The Financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses or even become insolvent or bankrupt. Some financial services companies have experienced downgrades of their credit ratings, declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to decline in value.

Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems, could have a major effect on the value of real estate securities (which include REITs).

Risks Related to Investing in the Industrials Sector

Risks Related to Investing in the Industrials Sector applies to the Global X Czech Republic ETF and the Global X Slovakia ETF.

The stock prices of companies in the Industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the Industrials sector. Companies in the Industrials sector may be adversely affected by damages from environmental claims and product liability claims.

Risks Related to Investing in the Materials Sector

Risks Related to Investing in the Materials Sector applies to the Global X Kazakhstan ETF.

Issuers in the Materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Issuers in the Materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

Risk Related to Investing in the Oil Sector

Risks Related to Investing in the Oil Sector applies to the Global X Qatar ETF, Global X Kuwait ETF and the Global X Nigeria ETF.

The oil industry is cyclical and highly dependent on the market price of oil. The market value of companies in the oil industry are strongly affected by the levels and volatility of global oil prices, oil supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

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Oil companies may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Oil companies also face a significant civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials, and a risk of loss from terrorism or other natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund. Oil companies can be significantly affected by the supply of and demand for specific products and services, weather conditions, exploration and production spending, government regulation, world events and general economic conditions.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

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Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- or mid-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or mid-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, a Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

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FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Funds were not operational. The Management Fee for the Global X FTSE Portugal 20 ETF, Global X FTSE Ukraine ETF, Global X FTSE Greece 20 ETF, Global X Hungary ETF, Global X Luxembourg ETF, Global X FTSE Morocco 20 ETF, Global X Czech Republic ETF, Global X Slovakia ETF, Global X Qatar ETF, Global X Kuwait ETF, Global X Nigeria ETF, Global X FTSE Bangladesh ETF, Global X FTSE Sri Lanka ETF, and Global X Kazakhstan ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) 0.55%, 0.68%, 0.55%, 0.68%, 0.55%, 0.68%, 0.68%, 0.68%, 0.68%, 0.68%, 0.68%, 0.68%, 0.68%, and 0.68% respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, each Fund pays asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the Management Fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

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Expense Limitation

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses (other than taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) of the Global X FTSE Greece 20 ETF so that the Fund's Total Annual Fund Operating Expenses are not expected to exceed 0.69% of the Fund's average daily net assets per year, subject to recapture as described below. This arrangement is expected to continue until at least April 1, 2013. To the extent that a Fund incurs Excluded Expenses, Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement would exceed the limit. Pursuant to the Expense Limitation Agreement, the Global X FTSE Greece 20 ETF (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed or waived and/or limited pursuant to the Expense Limitation Agreement during the prior rolling 36 month period following the period on which fees were waived and/or expenses were limited, provided that, among other things, any reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.69% of the Fund's average daily net assets during period in which any reimbursement amount is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.
Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

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The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

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Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

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Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Portugal 20 Index

The FTSE Portugal 20 Index is designed to reflect broad based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

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FTSE Ukraine Index

The FTSE Ukraine Index is designed to reflect broad based equity market performance in Ukraine. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Ukraine. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE/ATHEX 20 Capped Index

The FTSE/ATHEX 20 Capped Index is designed to reflect broad based equity market performance in Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Greece. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

Solactive Hungary Index

The Solactive Hungary Index is designed to reflect broad based equity market performance in Hungary. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Hungary. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Luxembourg Index

The Solactive Luxembourg Index is designed to reflect broad based equity market performance in Luxembourg. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

FTSE Morocco 20 Index

The FTSE Morocco 20 Index is designed to reflect broad based equity market performance in Morocco. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Morocco. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

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Solactive Czech Republic Index

The Solactive Czech Republic Index is designed to reflect broad based equity market performance in the Czech Republic. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Czech Republic. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Slovakia Index

The Solactive Slovakia Index is designed to reflect broad based equity market performance in Slovakia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Slovakia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Qatar Index

The Solactive Qatar Index is designed to reflect broad based equity market performance in Qatar. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Qatar. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Kuwait Index

The Solactive Kuwait Index is designed to reflect broad based equity market performance in Kuwait. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Nigeria Index

The Solactive Nigeria Index is designed to reflect broad based equity market performance in Nigeria. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Nigeria. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

FTSE Bangladesh Index

The FTSE Bangladesh Index is designed to reflect broad based equity market performance in Bangladesh. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bangladesh. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

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FTSE Sri Lanka Index

The FTSE Sri Lanka Index is designed to reflect broad based equity market performance in Sri Lanka. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sri Lanka. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

Solactive Kazakhstan Index

The Solactive Kazakhstan Index is designed to reflect broad based equity market performance in Kazakhstan. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kazakhstan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Each Index Provider is described separately below:

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Structured Solutions AG (“Structured Solutions”) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

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FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X FTSE Frontier Markets ETF*

NYSE Arca, Inc: [ ]

Global X Central America ETF*

NYSE Arca, Inc: [ ]

Global X Central and Northern Europe ETF*

NYSE Arca, Inc: [ ]

Global X Southern Europe ETF*

NYSE Arca, Inc: [ ]

Global X Eastern Europe ETF*

NYSE Arca, Inc: [ ]

Global X Central Asia ETF*

NYSE Arca, Inc: [ ]

Global X Sub-Saharan Africa ETF*

NYSE Arca, Inc: [ ]

Global X S&P Pan Arab ETF*

NYSE Arca, Inc: [ ]

Prospectus

March 1, 2012

* Not open for investment.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	42
PORTFOLIO HOLDINGS INFORMATION	59
FUND MANAGEMENT	59
DISTRIBUTOR	60
BUYING AND SELLING fund SHARES	61
FREQUENT TRADING	62
DISTRIBUTION AND SERVICE PLAN	62
DIVIDENDS AND DISTRIBUTIONS	62
taxes
DETERMINATION OF NET ASSET VALUE	67
PREMIUM/DISCOUNT INFORMATION	68
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	68
OTHER SERVICE PROVIDERS	70
FINANCIAL HIGHLIGHTS	71
OTHER INFORMATION	71

FUND SUMMARIES

Global X FTSE Frontier Markets ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X FTSE Frontier Markets ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Frontier Markets Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.30%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.00%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$102	$318

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_______________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets, which are defined generally as investable markets that have lower market capitalization and less liquidity than more developed emerging markets. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Frontier Markets, currently including but not limited to Qatar, Jordan, Nigeria, Slovenia, Slovakia, Cyprus, Czech Republic, Mauritius, Argentina, Oman, Bangladesh, Kenya, Romania, Sri Lanka and Vietnam. As of February 1, 2012, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

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The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

119

Concentration Risk: Because the Fund's investments are concentrated in Frontier Market securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to African Economic Risk, Latin American Economic Risk and Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Frontier Markets.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Latin American Economic Risk: Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

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Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Frontier Markets: Frontier Market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

122

Global X Central America ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Central America ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central America Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.40%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.10%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$112	$350

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Central America. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in Central American countries of Belize, Honduras, El Salvador, Costa Rica, Nicaragua, Panama and Guatemala. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

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Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Central American securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Latin American Economic Risk.

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Geographic Risk: A natural disaster could occur in Central America.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Latin American Economic Risk: Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the regions' exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Central America: Investment in Central American securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of the drug trade. The governments of certain countries in Central America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

126

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

127

Global X Central and Northern Europe ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Central and Northern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central and Northern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.01%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.58%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$59	$186

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Central and Northern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Central and Northern European countries of Austria, Belgium, Denmark, Finland, France, Germany, Luxemburg, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. As of February 1, 2012, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

129

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Central and Northern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

130

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

Geographic Risk: A natural disaster could occur in Central and Northern Europe.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

131

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

132

Global X Southern Europe ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Southern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Southern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.55%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.04%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.61%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$62	$195

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_______________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

133

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Southern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Southern European countries of Portugal, Spain, Italy and Greece. As of February 1, 2012, the Underlying Index had 50 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

134

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Southern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

135

Geographic Risk: A natural disaster could occur in Southern Europe.

Government Debt Risk: Portugal, Spain, Italy and Greece currently have high levels of debt and public spending, which may stifle economic growth, contribute to prolonged periods of recession or lower the sovereign debt ratings in these countries and adversely impact investments in the Fund.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Southern Europe: The countries of Southern Europe, including Greece, Spain, Italy and Portugal, are currently experiencing significant volatility due rising government debt levels, ability to service debt, and potential for defaults. Greece has already begun to impose harsh austerity measures to address its debt situation, and it is possible that other countries in Southern Europe will have to implement similar measures to control debt levels. Such austerity measures would likely have an adverse impact on economic growth in the short and medium term.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

136

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

137

Global X Eastern Europe ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Eastern Europe ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Eastern Europe Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.80%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$82	$255

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

____________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

138

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Eastern Europe. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Eastern European countries of Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

139

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in Eastern European securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Emerging Market Risk: Some Eastern European countries are considered emerging market countries, which may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

European Economic Risk: The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to European Economic Risk.

140

Geographic Risk: A natural disaster could occur in Eastern Europe.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Eastern Europe: Investments are concentrated in companies in Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in other economies in Europe may greatly impact the economies of Eastern Europe.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

141

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

142

Global X Central Asia ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Central Asia ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Central Asia Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.40%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	1.10%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$112	$350

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

143

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Central Asia. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Central Asian countries of Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

144

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asian Economic Risk: Investments in Asian markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. The countries in Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. Political instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Central Asian securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

145

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Asian Economic Risk.

Geographic Risk: A natural disaster could occur in Central Asia.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Central Asia: Investments are concentrated in companies in Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. The countries in Central Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability. In addition, the ability of companies to efficiently conduct their business activities in Central Asia is subject to changes in government policy or shifts in political attitudes within countries in the region. Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Central Asia.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

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Global X Sub-Saharan Africa ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X Sub-Saharan Africa ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Sub-Saharan Africa Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.17%
Other Expenses	0.02%
Total Annual Fund Operating Expenses:	0.87%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$89	$278

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

_______________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Sub-Saharan Africa. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in countries of Sub-Saharan Africa, including but not limited to Tanzania, Senegal, Nigeria, Mauritius, Ethiopia, Kenya, Zambia, Cameroon, Botswana and Namibia. As of February 1, 2012, the Underlying Index had 25 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

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The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

African Economic Risk: Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries.

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transactions Risk: Unlike most ETFs, the Fund expects to effect a portion of its creations and redemptions for cash, rather than in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Concentration Risk: Because the Fund's investments are concentrated in Sub-Saharan African securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

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Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to African Economic Risk.

Geographic Risk: A natural disaster could occur in Sub-Saharan Africa.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in Sub-Saharan Africa: Investments are concentrated in companies in Sub-Saharan Africa. The economies of certain sub-Saharan African countries have experienced high unemployment, famine, currency volatility, inflation, general economic malaise, and internal and external conflicts that have resulted in significant displacement of local populations. While some countries in the region have experienced greater political stability and economic growth than neighboring states, adverse social and economic conditions in one country may have a significant adverse effect on other countries of this region.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

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Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

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Global X S&P Pan Arab ETF

Ticker: [ ] Exchange: [ ]

INVESTMENT OBJECTIVE

The Global X S&P Pan Arab ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P Pan Arab Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]
Custody Fees	0.41%
Other Expenses	0.09%
Total Annual Fund Operating Expenses:	1.18%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$120	$375

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will not invest directly in the securities of Saudi Arabia, which is a component of the Underlying Index, but will gain exposure to the Saudi Arabia market by investing in swaps, which is limited to a maximum 20% exposure, while the Underlying Index could theoretically exceed that 20% limit between rebalance dates. The Fund will invest at least 80% of its total assets in securities on companies that are domiciled in, principally traded in or whose revenues are primarily from Pan-Arab countries. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index is designed to reflect broad based equity market performance in the Pan Arab countries of Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the U.A.E. As of February 1, 2012, the Underlying Index had 60 constituents. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Standard & Poor’s (“S&P”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

154

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the Middle Eastern securities, the Fund will be susceptible to loss due to adverse occurrences affecting these countries or markets.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund is particularly exposed to Middle East Economic Risk.

Geographic Risk: A natural disaster could occur in a Pan-Arab country.

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Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Middle East Economic Risk: Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

156

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index for a number of reasons. For example, the Fund does not invest directly in the securities of Saudi Arabia, which is a component of the Underlying Index, but gains exposure to the Saudi Arabia market by investing in swaps, which is limited to a maximum 20% exposure, while the Underlying Index could theoretically exceed that 20% limit between rebalance dates. As a result, the Fund’s return may deviate from the return of the Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 42 of the Prospectus.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

159

Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Credit Risk

Credit risk is the risk that the counterparty to a swap contract is unable or unwilling to honor its obligations.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

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The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

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Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

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Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

Government Debt Risk

Government debt risk applies to the Global X Southern Europe ETF.

Countries with high levels of public debt and spending may experience stifled economic growth. Such countries may face higher borrowing costs and in some cases may implement austerity measures that could have an adverse effect on economic growth. Such developments could contribute to prolonged periods of recession and adversely impact investments in the Fund.

Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

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Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

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Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

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Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

Risk Related to Investing in Frontier Markets

Risk Related to Investing in Frontier Markets applies to the Global X FTSE Frontier Markets ETF.

The Fund is expected to invest in securities on companies in Frontier Market countries. To the extent that the Underlying Index is focused on securities of any one country, the value of the Underlying Index, and thus the Fund, will be especially affected by adverse developments in such country.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s Shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

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From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Risk Related to Investing in Central America

Risk Related to Investing in Central America applies to the Global X Central America ETF.

The Fund is expected to invest in securities in Central American countries. To the extent that the Underlying Index is focused on securities of any one country, the value of the Underlying Index, and thus the Fund, will be especially affected by adverse developments in such country.

Investment in Central American securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of the drug trade. In recent years the drug trade has expanded in Central America and it has become a hotbed for gang-related violence and conflict between rival gangs as well as local security forces. This has had a significant negative impact on the economies of the region, and makes it difficult for companies to run businesses and poses additional risks for investors. Continued violence surrounding the drug trade will have an adverse impact on companies in the region and could significantly affect Fund performance.

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The governments of certain countries in Central America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Central America. Some countries in Central America may be affected by a greater degree of public corruption and crime, including organized crime.

Certain countries in Central America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Central America depend to a significant extent upon exports of agricultural commodities. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Central America in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Certain countries in Central America generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Central America are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Central America are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Risk Related to Investing in Africa

Risk Related to Investing in Africa applies to the Global X FTSE Frontier Markets ETF, Global X Sub-Saharan Africa ETF and Global X S&P Pan Arab ETF.

Investment in African securities involves heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

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Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s investments.

Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

In addition, governments of certain countries in Africa in which the Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

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Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than that to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.

In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and the threat of Civil War in countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

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Risks Related to Investing in Sub-Saharan Africa

Risk related to investing in Sub-Saharan Africa applies to the Global X Sub-Saharan Africa ETF.

The economies of certain sub-Saharan African countries have experienced high unemployment, famine, currency volatility, inflation, general economic malaise, and internal and external conflicts that have resulted in significant displacement of local populations. While come countries in the region have experienced greater political stability and economic growth than neighboring states, adverse social and economic conditions in one country may have a significant adverse effect on other countries of this region.

Risks Related to Investing in the Middle East

Risk Related to Investing in the Middle East applies to the Global X FTSE Frontier Markets ETF and the Global X S&P Pan Arab ETF.

Certain Middle Eastern markets are only in the earliest stages of development and may be considered “frontier markets.” Financial markets in the Middle East generally are less liquid and more volatile than other markets, including markets in developing and emerging economies. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries. Securities may have limited marketability and be subject to erratic price movements.

Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund’s portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund’s ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets.

Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries. Recent unrest and instability in the larger Middle East region has adversely impacted many economies in the region. Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. Continued political and social unrest in these areas may negatively affect the value of your investment in the Fund.

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Risks Related to Investing in Europe

Risk Related to Investing in Europe applies to the Global X Central and Northern Europe ETF, Global X Southern Europe ETF and Global X Eastern Europe ETF.

The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries.

The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population in order to receive financial aid from the IMF and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Eastern European markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. As a result, adverse events in these Eastern European countries may greatly impact other economies in Europe.

Risks Related to Investing in Central Asia

Risk Related to Investing in Central Asia applies to the Global X Central Asia ETF.

The Fund is expected to invest in securities in the Central Asian countries. Investments in these markets involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The countries in Central Asia present different economic and political conditions from those in Western markets, and less social, political and economic stability.

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Countries in the region may experience political instability. Such instability could have an adverse effect on economic or social conditions in these economies and may result in outbreaks of civil unrest, terrorist attacks or threats or acts of war in the affected areas, any of which could materially and adversely affect the companies in which the Fund may invest. In addition, the ability of companies to efficiently conduct their business activities in Central Asia is subject to changes in government policy or shifts in political attitudes within countries in the region.

Any adverse change in the relationship with major trading partners such as China, or significant economic or political turmoil in China itself, may also have a significant negative impact on the financial markets in Central Asia. Government policy may change to discourage foreign investment, nationalization of industries may occur or other government limitations, restrictions or requirements not currently foreseen may be implemented. In addition, assets in Central Asian countries may be subject to nationalization, requisition or confiscation, whether legitimate or not, by any authority or body.

Securities markets in Central Asian countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. The governments might restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Central Asia as well as the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- or mid-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

Each Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index, a Fund’s return may deviate significantly from the return of the Underlying Index. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Funds were not operational. The Management Fee for the Global X FTSE Frontier Markets ETF, Global X Central America ETF, Global X Central and Northern Europe ETF, Global X Southern Europe ETF, Global X Eastern Europe ETF, Global X Central Asia ETF, Global X Sub-Saharan Africa ETF and Global X S&P Pan Arab ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.68%, 0.68%, 0.55%, 0.55%, 0.68%, 0.68%, 0.68% and 0.68% respectively.

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In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). In addition, each Fund pays asset-based custodial fees that are not covered by the Supervision and Administration Agreement. The Adviser may earn a profit on the management fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

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BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

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FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

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No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

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U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

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Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Funds’ Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Frontier Markets Index

The FTSE Frontier Markets Index is designed to reflect broad based equity market performance in Frontier Markets. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Central America Index

The Solactive Central America Index is designed to reflect the broad based equity performance of Central America. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Central America. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Solactive Central and Northern Europe Index

The Solactive Central and Northern Europe Index is designed to reflect the broad based equity performance of Central and Northern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Austria, Belgium, Denmark, Finland, France, Germany, Luxemburg, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Southern Europe Index

The Solactive Southern Europe Index is designed to reflect the broad based equity performance of Southern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal, Spain, Italy and Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Eastern Europe Index

The Solactive Eastern Europe Index is designed to reflect the broad based equity performance of Eastern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Sub-Saharan Africa Index

The Solactive Sub-Saharan Africa Index is designed to reflect the broad based equity performance of Sub-Saharan Africa. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sub-Saharan Africa. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Central Asia Index

The Solactive Central Asia Index is designed to reflect the broad based equity performance of Central Asia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

S&P Pan Arab Index

The S&P Pan Arab Index is designed to reflect the broad based equity performance of the Pan Arab region. The Index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the U.A.E. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by S&P.

185

Each Index Provider is described separately below:

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500® for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX 50 IndexTM, and the S&P Latin America 40 IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500® and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index SeriesTM, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company. S&P does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

Structured Solutions AG (“Structured Solutions”) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

186

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

187

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

188

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401
Independent Registered Public Accounting Firm Ernst & Young 2005 Market Street, Suite 700 Philadelphia, PA 19103

189

A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

74

Global X FTSE Toll Roads & Ports ETF*

NYSE Arca, Inc: [ ]

Global X FTSE Railroads ETF*

NYSE Arca, Inc: [ ]

Global X Land ETF*1

NYSE Arca, Inc: [ ]

Global X Cement ETF*

NYSE Arca, Inc: [ ]

Global X Advanced Materials ETF*

NYSE Arca, Inc: [ ]

Prospectus

March 1, 2012

* Not open for investment.

1 Formerly Global X Farmland & Timberland ETF

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS	27
PORTFOLIO HOLDINGS INFORMATION	38
FUND MANAGEMENT	38
DISTRIBUTOR	40
BUYING AND SELLING fund SHARES	40
FREQUENT TRADING	41
DISTRIBUTION AND SERVICE PLAN	41
DIVIDENDS AND DISTRIBUTIONS	42
taxes	42
DETERMINATION OF NET ASSET VALUE	46
PREMIUM/DISCOUNT INFORMATION	47
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	47
OTHER SERVICE PROVIDERS	48
FINANCIAL HIGHLIGHTS	49
OTHER INFORMATION	49

FUND SUMMARIES

Global X FTSE Toll Roads & Ports ETF

Ticker: [ ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Toll Roads & Ports ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Toll Roads & Ports Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses: [1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

__________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

1

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. Moreover, at least 80% of the Fund’s total assets will be invested in securities that are economically tied to toll roads and ports. Companies economically tied to toll roads and ports include those engaged in the operation of toll roads, airports and seaports. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of companies involved in the toll roads and ports industry, which includes toll roads, airports and seaports. As of February 1, 2012, the Underlying Index had 29 constituents, all of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

2

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the toll roads and ports industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

3

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Toll Roads & Ports Industry: The Fund will be concentrated in companies in the toll roads and ports sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may also face higher risk of government involvement as roads and ports may be considered key components of national security or potential sources of government revenue. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

4

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

5

Global X FTSE Railroads ETF

Ticker: [ ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X FTSE Railroads ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE Railroads Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

__________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

6

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the railroad industry. Companies economically tied to the railroad industry include those engaged in the operation of railroads. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the railroad industry. As of February 1, 2012, the Underlying Index had 20 constituents, 15 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”).

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

7

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the railroad industry, the Fund will be susceptible to loss due to adverse occurrences affecting that industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

8

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Railroad Industry: The Fund will be concentrated in companies in the railroad sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may also face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

9

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

10

Global X Land ETF

Ticker: [ ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Land ETF (“Fund”) (formerly Global X Farmland & Timberland ETF) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Land Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses: [1]	0.00%
Total Annual Fund Operating Expenses:	0.65%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$208

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the land industry, which includes the farmland and timberland industry. Companies economically tied to the land industry include those that own farmland and timberland properties. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

__________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

11

The Underlying Index tracks the equity performance of the largest and most liquid companies that own farmland and timberland properties. As of February 1, 2012, the Underlying Index had 25 constituents, 5 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

12

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the farmland and timberland industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

13

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Land Industry: The Fund will be concentrated in companies in the farmland and timberland sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may be adversely affected if the value of farmland or timberland declines, and could be negatively impacted by technological developments and labor relations. In addition, companies in this sector could be adversely affected by commodity price volatility, particularly for agricultural commodities.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

14

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

15

Global X Cement ETF

Ticker: [ ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Cement ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Cement Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

__________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

16

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the cement industry. Companies economically tied to the cement industry include those engaged in the production and/or distribution of cement. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the cement industry. It is comprised of companies that are primarily engaged in the production and distribution of cement. As of February 1, 2012, the Underlying Index had 25 constituents, 18 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

17

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the cement industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

18

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Cement Industry: The Fund will be concentrated in companies in the cement industry. Companies engaged in the production and distribution of cement may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

19

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

20

Global X Advanced Materials ETF

Ticker: [ ] Exchange: NYSE Arca, Inc.

INVESTMENT OBJECTIVE

The Global X Advanced Materials ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Global Advanced Materials Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.69%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.69%

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

__________________________

[1]	“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year of operations.

21

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund will invest at least 80% of its total assets in securities that are economically tied to the advanced materials industry. Companies economically tied to the advanced materials industry include those engaged in the production of materials that are produced with scientific technology and represent advances to traditional materials in order to obtain superior performance in the applications for which the material is used. The Fund’s 80% investment policies are non-fundamental and require 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the advanced materials industry. As of February 1, 2012, the Underlying Index had 25 constituents, 12 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

22

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in companies involved in the advanced materials industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

23

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Advanced Materials Industry: The Fund will be concentrated in companies in the advanced materials industry. Companies engaged in the production and distribution of advanced materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. The production of advanced materials may involve significant technological expenditure and there is no guarantee that products will be commercially viable.

Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

24

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of this prospectus. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about purchase and sale of Fund Shares, tax information and financial intermediary compensation, please turn to the sections of this Prospectus entitled “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries” on page 26 of the Prospectus.

25

PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of each Fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Funds over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summaries—Principal Investment Strategies, each Fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: Each Fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: Each Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Funds may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

Each Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because each Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Funds may use these instruments to help the Funds track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

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The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

Each Fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Funds; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

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Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

Each Fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, a Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's NAV to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

Management Risk

Each Fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, each Fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement each Fund’s investment strategies will influence each Fund’s performance significantly.

The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

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Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Funds’ Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Funds’ Shares will continue to trade on any such exchange or in any market or that the Funds’ Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Funds’ Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Funds May Trade at Prices Other Than NAV

Shares of the Funds may trade at, above or below their NAV. The per share NAV of each Fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Funds do not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

Each Fund is classified as “non-diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, each Fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Funds are not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Funds invest in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund may incur additional expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Risk Related to Investing in Toll Roads & Ports

Risk Related to Investing in Toll Roads & Ports applies to the Global X FTSE Toll Roads & Ports ETF.

The Fund will be concentrated in companies in the toll roads and ports sector, including both airports and seaports. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions.

Companies in this sector may also face higher risk of government involvement as roads and ports may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, toll roads and ports may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other industry sectors and may be the target for terrorist attacks or adverse political actions. In addition, as cites of primary transportation traffic, accidents may occur at roads and ports that could have an adverse effect on companies in this industry.

In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

Many companies in the toll roads and ports sector may have fixed income streams, causing their market value to decline in times of high inflation. In addition, the prices that these companies may be able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors.

Risk Related to Investing in Railroads

Risk Related to Investing in Railroads applies to the Global X FTSE Railroads ETF.

The Fund will be concentrated in companies in the railroads sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions.

Companies in this sector may also face higher risk of government involvement as railroads may be considered key components of national security or potential sources of government revenue, particularly if they control significant strategic assets that have a national or regional profile, and may have monopolistic characteristics. In addition, toll roads and ports may be subject to a higher probability of nationalization due to their characteristics as strategic national assets. Strategic assets could generate additional risk not common in other industry sectors and may be the target for terrorist attacks or adverse political actions. In addition, as cites of primary transportation traffic, accidents may occur at roads and ports that could have an adverse effect on companies in this industry.

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In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

As primary transportation cites, accidents may occur at railroads that could have an adverse effect on companies in this industry. In addition, recent events have demonstrated that railroads and other areas of public transportation can be primary targets for terrorist attacks. Such attacks could have a significantly negative impact on companies in the industry.

Risk Related to Investing in Land

Risk Related to Investing in Land applies to the Global X Land ETF.

The Fund will be concentrated in companies in the land industry, which includes the farmland and timberland sector. Companies in this sector may be adversely affected by changes in government regulation, world events and economic conditions. Companies in this sector may be adversely affected if the value of farmland or timberland declines, and could be negatively impacted by technological developments and labor relations.

In addition, companies in this sector could be adversely affected by commodity price volatility, particularly for agricultural commodities. The value and profitability of companies in the farmland and timberland industry is highly correlated with agricultural commodities, and therefore a sustained period of low prices for these commodities could have a negative impact on companies in the industry. In addition, companies in this sector could be adversely affected by commodity price volatility, technological developments and labor relations. Sustained high prices of commodities such as oil could have an adverse effect on companies in the industry.

The market value of securities of global farmland and timberland companies may be affected by events occurring in nature and international politics. For example, the volume and value of agricultural commodities that can be harvested from farmland and timberland may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor farming or logging conditions, global farmland and timberland companies may harvest less than expected.

Global timber companies involved in the forest, paper and packaging products industries are highly competitive globally, including significant competition from non-wood and engineered wood products, and no single company is dominant. These industries have suffered, and continue to suffer, from excess capacity.

Global farmland and timberland companies are subject to many federal, state and local environmental, health and safety laws and regulations. With regard to the timberland industry, there is particular regulation with respect to the restoration and reforestation of timberlands, harvesting timber near waterways, discharges of pollutants and emissions, and the management, disposal and remediation of hazardous substances or other contaminants. Political risks and the other risks to which foreign securities are subject may also affect domestic companies in which the Fund may invest if they have significant operations or investments in foreign countries. In particular, tariffs, quotas or trade agreements can also affect the markets for products of global timber

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Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports.

Risk Related to Investing in the Cement Industry

Risk related to investing in the Cement Industry applies to the Global X Cement ETF.

The Fund will be concentrated in companies in the cement industry. Companies engaged in the production and distribution of cement may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Furthermore, companies in the materials sector are at risk of environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Risk Related to Investing in Advanced Materials

Risk Related to Investing in the Advanced Materials applies to the Global X Advanced Materials ETF.

The Fund will be concentrated in companies in the advanced materials industry. Companies engaged in the production and distribution of advanced materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. The production of advanced materials may involve significant technological expenditure and there is no guarantee that products will be commercially viable.

The advanced materials industry generally contains small technology companies, which present additional risk for investors. These companies may be less experienced, with limited product lines, markets or financial resources. Consequently, these companies are subject to scientific, technological and commercialization risks. These securities have a significantly greater risk of loss than traditional investment securities due to the speculative nature of these investments. Technology companies are generally subject to the risk of rapidly changing technologies, a limited product life span due to the frequent introduction of new or improved products, as well as cyclical market patterns and evolving industry standards. Technology companies also face the risk of losing patent, copyright and trademark protections.

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Securities Lending Risk

Each Fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which each Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

Market volatility in the countries in which each Fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Funds may need to effect securities transactions through these brokerage firms, the Funds are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Funds (counterparty risk). This risk is magnified to the extent the Funds effect securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

Each Fund may invest a significant percentage of its assets in small- or mid-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

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Tracking Error Risk

Each Fund’s return may not match the return of the Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because each Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, a Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. Each Fund is expected to value some or all of its investments based on fair value prices. To the extent a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ combined Statement of Additional Information (“SAI”). The largest holdings of each Fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds and also bears the costs of various third-party services required by the Funds, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Funds pursuant to an Investment Advisory Agreement.

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Each Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Funds were not operational. The Management Fee for the Global X FTSE Toll Roads & Ports ETF, Global X FTSE Railroads ETF, Global X Land ETF, Global X Cement ETF and Global X Advanced Materials ETF are at an annual rate (stated as a percentage of the average daily net assets of each Fund taken separately) of 0.65%, 0.65%, 0.65%, 0.69%, and 0.69% respectively.

In addition, each Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the management fee paid by the Funds. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The Codes are on file with the SEC and are available to the public.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for each Fund is available in the Annual Report to shareholders for the fiscal year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Prior to joining GWM, Mr. Gonzalez was a registered representative of Broad Street Securities, Inc. Mr. Gonzalez holds the Series 7, 24, 63 and 65 licenses.

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The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Funds.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by each Fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Funds trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of a Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Funds trade under the trading symbols listed for each Fund in the Fund Summaries section of the Prospectus.

The Funds that are available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm Funds’ shareholders because these trades does not involve the Funds directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Funds. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Funds’ trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Funds. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Funds.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Funds.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Funds. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Each Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Funds’ holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

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Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98.2% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Funds intend to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. Each Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Nonresident, non-U.S. citizens will not be subject to tax on a RIC's "interest-related dividends" or "short-term capital gain dividends" only with respect to tax years of the RIC beginning before January 1, 2012 (subject to possible extension by Congress). Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Funds will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Funds’ shareholders will be notified as to which default tax lot identification method the Funds will use.

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General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Funds is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

Each Fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of each Fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by a Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

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Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of a Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of each Fund’s Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect a Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters can be found at www.globalxfunds.com.

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INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

FTSE Toll Roads & Ports Index

The FTSE Toll Roads & Ports Index is designed to reflect the equity performance of companies involved in the toll roads and ports industry, including airports and seaports. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

FTSE Railroads Index

The FTSE Railroads Index is designed to reflect the equity performance of companies involved in the railroad industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Global Land Index

The Solactive Global Land Index is designed to reflect the equity performance of companies involved in the farmland and timberland industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Global Cement Index

The Solactive Global Cement Index is designed to reflect the equity performance of companies involved in the cement industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Global Advanced Materials Index

The Solactive Global Advanced Materials Index is designed to reflect the equity performance of companies involved in the advanced materials industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Each Index Provider is described separately below:

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

Structured Solutions AG (“Structured Solutions”) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

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The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for each Fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for each Fund.

Dechert LLP serves as legal counsel to the Independent Trustees of each Fund.

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

FINANCIAL HIGHLIGHTS

Because the Funds had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd floor New York, NY 10022
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456
Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456
Legal Counsel to the Independent Trustees Dechert LLP 1775 I Street Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

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A Statement of Additional Information dated March 1, 2012, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of a Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

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Global X Social Media Index ETF

NASDAQ: SOCL

Prospectus

March 1, 2012

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares in a Fund are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other agency of the U.S. Government, nor are shares deposits or obligations of any bank. Such shares in a Fund involve investment risks, including the loss of principal.

fund summaries	1
ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS	7
PORTFOLIO HOLDINGS INFORMATION	16
FUND MANAGEMENT	16
DISTRIBUTOR	18
BUYING AND SELLING fund SHARES	18
FREQUENT TRADING	19
DISTRIBUTION AND SERVICE PLAN	19
DIVIDENDS AND DISTRIBUTIONS	20
taxes	20
DETERMINATION OF NET ASSET VALUE	24
PREMIUM/DISCOUNT INFORMATION	25
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER	25
OTHER SERVICE PROVIDERS	26
FINANCIAL HIGHLIGHTS	26
OTHER INFORMATION	26

FUND SUMMARY

Global X Social Media Index ETF

Ticker: SOCL Exchange: NASDAQ

INVESTMENT OBJECTIVE

The Global X Social Media Index ETF (“Fund”) seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the Solactive Social Media Index (“Underlying Index”).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. You will also incur usual and customary brokerage commission when buying and selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.65%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.02%
Total Annual Fund Operating Expenses:	0.67%
Fee Waiver and/or Expense Reimbursement:[2]	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:[2]	0.65%

[1]	"Other Expenses" reflect estimated expenses for the Fund's current fiscal year.
[2]	Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses to the extent necessary to assure that the Total Annual Fund Operating Expenses (exclusive of taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) will not exceed 0.65% of the Fund’s average daily net assets per year until at least April 1, 2013. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the maximum amount of 0.65%. Pursuant to the Expense Limitation Agreement, the Fund (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed, waived and/or limited pursuant to the Expense Limitation Agreement during a rolling 36 month period, provided that, among other things, reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.65% during the period in which it is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

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Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$66	$212

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced investment operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the securities of the Underlying Index and in ADRs and GDRs based on the securities in the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before they can be changed.

The Underlying Index tracks the equity performance of the largest and most liquid companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. As of September 10, 2011, the Underlying Index had 26 constituents, 18 of which are foreign companies. The Fund’s investment objective and Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (“Index Provider”) that is independent of the Fund and Global X Management Company LLC, the investment adviser for the Fund (“Adviser”). The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Structured Solutions AG.

The Adviser will use a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

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Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., holds 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value ("NAV"), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the Additional Information About the Fund’s Strategies and Risks section of the Prospectus and in the Statement of Additional Information ("SAI").

Asset Class Risk: Securities in the Underlying Index or the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Concentration Risk: Because the Fund's investments are concentrated in the social media industry, the Fund will be susceptible to loss due to adverse occurrences affecting this industry.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund's NAV is determined in U.S. dollars, the Fund's NAV could decline if a foreign currency depreciates against the U.S. dollar.

Custody Risk: Less developed markets are more likely to experience problems with the clearing and settling of trades.

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Emerging Market Risk: The Fund is expected to invest in securities in emerging market countries, currently including China, Russia and Taiwan, a list that might be expanded as the index rebalances over time. The Fund’s investment in an emerging market country may be subject to a greater risk of loss than investments in developed markets.

Equity Securities Risk: Equity securities are subject to changes in value and their values may be more volatile than other asset classes.

Foreign Security Risk: Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation or nationalization. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on United States’ exchanges, nonetheless, could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market.

Geographic Risk: A natural disaster could occur in a geographic region in which the Fund invests.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline.

Management Risk: The Fund is subject to the risk that the Adviser’s investment management strategy may not produce the intended results.

Market Risk: The Fund's NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risks: The Fund faces numerous market trading risks, including the potential lack of an active market for Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to NAV.

Non-Diversification Risk: The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

Passive Investment Risk: The Fund is not actively managed and the Adviser does not attempt to take defensive positions in declining markets.

Risks Related to Investing in the Social Media Industry: The Fund invests in securities of companies engaged in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Furthermore, the business models employed by the companies in the social media industry may not prove to be successful.

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Securities Lending Risk: Securities lending involves the risk that the Fund loses money because the borrower fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or of investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. As securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk: Because certain securities markets in the countries in which the Fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries, the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk: The performance of the Fund may diverge from that of the Underlying Index.

Valuation Risk: The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

FUND MANAGEMENT

Investment Adviser: Global X Management Company LLC.

Portfolio Managers: The professionals primarily responsible for the day-to-day management of the Fund are Bruno del Ama and Jose C. Gonzalez (“Portfolio Managers”). Mr. del Ama, who is the Chief Executive Officer of the Adviser, and Mr. Gonzalez, who is the Chief Operating Officer of the Adviser, have been Portfolio Managers of the Fund since inception.

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PURCHASE AND SALE OF FUND SHARES

Shares will be listed and traded at market prices on an exchange. Shares may only be purchased and sold on the exchange through a broker-dealer. The price of Shares is based on market price, and because exchange-traded fund Shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Only Authorized Participants who have entered into agreements with the Fund’s distributor, SEI Investments Distribution Co. ("Distributor"), may engage in creation or redemption transactions directly with the Fund. The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof ("Creation Units"). The Fund will issue or redeem Creation Units in return for a basket of cash and/or securities that the Fund specifies each Business Day.

TAX INFORMATION

The fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account ("IRA").

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the fund’s Shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

ADDITIONAL STRATEGIES

In addition to the investment strategies discussed above under Fund Summary—Principal Investment Strategies, the fund may use the following investment strategies:

Derivative Instruments, Cash or Stocks not included in the Underlying Index: The fund may invest up to 20% of its assets in (i) certain futures, options and swap contracts (which may be leveraged and are considered derivatives), (ii) cash and cash equivalents and (iii) stocks not included in the Underlying Index that the Adviser believes will help the Fund track the Underlying Index.

Leverage: The Fund may borrow money from a bank as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Specifically, the Fund may borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a “regulated investment company” for purposes of the Internal Revenue Code.

Securities Lending: The fund may lend its portfolio securities. In connection with such loans, the fund receives liquid collateral equal to at least 102% of the value of domestic equity securities and ADRs and 105% of the value of the foreign equity securities (other than ADRs) being lent. This collateral is marked-to-market on a daily basis.

ADDITIONAL RISKS

The fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or its ability to meet its objectives.

Asset Class Risk

The returns from the types of securities in which a Fund invests may under-perform returns from the various general securities markets or different asset classes. The stocks in the Underlying Indexes may under-perform fixed-income investments and stock market investments that track other markets, segments and sectors. Different types of securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets.

Concentration Risk

To the extent that its Underlying Index or portfolio is concentrated in the securities of companies in a particular country, market, industry, group of industries, sector or asset class, a Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Counterparty Risk

Counterparty Risk is the risk that a counterparty to a swap contract or other similar investment instrument may default on its payment obligation to a Fund. Such a default may cause the value of an investment in a Fund to decrease.

Currency Risk

Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Custody Risk

Custody risk refers to risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of custody problems occurring.

Derivatives Risk

Derivatives risk is the risk that loss may result from a Fund’s investments in options, futures and swap contracts, which may be leveraged and are types of derivatives. Investments in leveraged instruments may result in losses exceeding the amounts invested. The Fund may use these instruments to help the Fund track their Underlying Indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Emerging Market Risk

Emerging market risk is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically been the case.

The risks of foreign investment are heightened when the issuer is located in an emerging country. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

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Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees, which may limit investment in such countries or increase the administrative costs of such investments. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian, Latin, Central and South American and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Many emerging markets have experienced strained international relations due to border disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets and may adversely affect the performance of these economies. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other emerging market countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets un-invested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to a Fund.

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The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.

Equity Securities Risk

The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Foreign Security Risk

The fund’s assets may be invested within the equity markets of countries outside of the U.S. These markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; less availability of public information about issuers; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; higher transaction and custody costs and delays in settlement procedures; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; and weaker accounting, disclosure and reporting requirements. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. Investment of more than 25% of a Fund’s total assets in securities located in one country or region will subject the Fund to increased country or region risk with respect to that country or region.

Geographic Risk

Geographic risk is the risk that a Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject a Fund to risks associated with that particular region, such as a natural disaster.

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Issuer Risk

Issuer risk is the risk that any of the individual companies that a Fund invests in may perform badly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends which would also cause their stock prices to decline.

Leverage Risk

The fund (i) may invest up to 20% of its assets in certain futures, options and swap contracts, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Fund. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. In addition, the costs associated with our borrowings, including any increase in the management fee payable to the Adviser will be borne by Fund shareholders.

Management Risk

The fund may not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. Therefore, the fund is subject to management risk. That is, the Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. The ability of the Adviser to successfully implement the fund’s investment strategies will influence the fund’s performance significantly.

The Fund is not actively managed. The fund may be affected by a general decline in the market segments relating to its Underlying Index. The fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. The Adviser does not attempt to take defensive positions in declining markets.

Market Risk

Market risk is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Market Trading Risks

Absence of Active Market

Although Shares are or will be listed for trading on a U.S. exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained.

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Lack of Market Liquidity

Secondary market trading in Shares may be halted by an exchange because of market conditions or for other reasons. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of Shares will continue to be met or will remain unchanged.

Risks of Secondary Listings

The Fund’s Shares may be listed or traded on U.S. and non-U.S. exchanges other than the U.S. exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s Shares will continue to trade on any such exchange or in any market or that the Fund’s Shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risk

Shares of a Fund may trade in the secondary market on days when the Fund does not accept orders to purchase or redeem Shares. On such days, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced on days when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund Shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV

Shares of the Fund may trade at, above or below their NAV. The per share NAV of the fund will fluctuate with changes in the market value of such Fund’s holdings. The trading prices of Shares will fluctuate in accordance with changes in its NAV as well as market supply and demand. The trading prices of a Fund's Shares may deviate significantly from NAV during periods of market volatility. Any of these factions may lead to the Fund's Shares trading at a premium or discount to NAV. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Since foreign exchanges may be open on days when the Fund does not price Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Costs of Buying or Selling Fund Shares

Buying or selling Fund Shares involves two types of costs that apply to all securities transactions. When buying or selling Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund Shares (the "bid" price) and the market price at which they are willing to sell Fund Shares (the "ask" price). Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk

The fund is classified as “non-diversified.” This means that the fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, the fund may be more susceptible to the risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Passive Investment Risk

The Fund is not actively managed and may be affected by a general decline in market segments relating to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets.

Qualification as a Regulated Investment Company

The Fund must meet a number of diversification requirements to qualify as a “regulated investment company” (“RIC”) under Section 817 of the Internal Revenue Code and, if qualified, to continue to qualify. If the Fund experiences difficulty in meeting those requirements for any fiscal quarter, it might accelerate borrowings in order to increase the portion of the Fund’s total assets represented by cash, cash items, and U.S. government securities shortly thereafter and as of the close of the following fiscal quarter to attempt to meet the requirements. However, the Fund would incur additional interest and other expenses in connection with any such accelerated borrowings, and increased investments by the Fund in cash, cash items, and U.S. government securities (whether the funds to make such investments are derived from accelerated borrowings) are likely to reduce the Fund’s return to investors.

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Risk Related to Investing in the Social Media Industry

The Fund invests in securities of companies engaged in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Furthermore, the business models employed by the companies in the social media industry may not prove to be successful.

Social media companies face risks related to the technology industry. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Social media companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Many social media companies utilize the internet for key parts of their business models. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

Securities Lending Risk

The fund may engage in lending its portfolio securities. Although a Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests. Also, as securities on loan may not be voted by the Fund, there is a risk that the Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Securities Market Risk

Because certain securities markets in the countries in which the fund may invest are small in size, underdeveloped and are less regulated and less correlated to global economic cycles than those markets located in more developed countries (such as the United States, Japan and most Western European countries), the securities markets in such countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on securities markets may be suspended altogether. A Fund’s investment in securities in these countries are subject to the risk that the liquidity of a particular security or investments generally, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in these countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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Market volatility in the countries in which the fund invests may also be heightened by the actions of a small number of investors. Brokerage firms in these countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (counterparty risk). This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Small- and Mid-Capitalization Companies Risk

The fund may invest a significant percentage of its assets in small- or medium-capitalization companies (i.e., companies that generally have market capitalizations ranging from approximately $100 million to $1 billion and over $1 billion to $5 billion, respectively). If it does so, it may be subject to certain risks associated with small- or medium-capitalization companies. These companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller Shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Tracking Error Risk

The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). Because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions they represent of the Index, due to legal restrictions or limitations imposed by the government of a particular country or a lack of liquidity on stock exchanges in which such securities trade. The Fund is expected to value some or all of its investments based on fair value prices. To the extent the Fund calculates its net asset value (“NAV”) based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.

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Valuation Risk

Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s combined Statement of Additional Information (“SAI”). The largest holdings of the fund can be found at www.globalxfunds.com and Fund Fact sheets provide information regarding the fund’s top holdings and may be requested by calling 1-888-GX-Fund-1 (1-888-493-8631).

FUND MANAGEMENT

Investment Adviser

Global X Management Company LLC serves as the Adviser and the administrator for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser has been an investment adviser since 2008. The Adviser is a Delaware limited liability company with its principal offices located at 399 Park Avenue, 32nd floor, New York, New York 10022.

Pursuant to the Supervision and Administration Agreement and subject to the general supervision of the Board of Trustees of the Trust, the Adviser provides or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to an Investment Advisory Agreement.

The Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. During the fiscal year ended October 31, 2011, the Fund was not operational. The Management Fee for the Global X Social Media Index ETF is at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.65%.

In addition, the Fund bears other fees and expenses that are not covered by the Supervision and Administration Agreement, which may vary and will affect the total ratio of the Fund, such as taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the Management Fee paid by the Fund. Also, the Adviser, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

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The Trust, the Adviser and the Distributor each have adopted a code of ethics, (“Code”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the fund (which may also be held by persons subject to a Code). There can be no assurance that the Codes will be effective in preventing such activities. The Codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The Codes are on file with the SEC and are available to the public.

Expense Limitation

Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reimburse or waive fees and/or limit Fund expenses (other than taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses) (“Excluded Expenses”)) of the Global X Social Media Index ETF so that the Fund's Total Annual Fund Operating Expenses are not expected to exceed 0.65% of the Fund's average daily net assets per year, subject to recapture as described below. This arrangement is expected to continue until at least April 1, 2013. To the extent that a Fund incurs Excluded Expenses, Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement would exceed the limit. Pursuant to the Expense Limitation Agreement, the Global X Social Media Index ETF (at a later date) may reimburse the Adviser for the fees and expenses it reimbursed or waived and/or limited pursuant to the Expense Limitation Agreement during the prior rolling 36 month period following the period on which fees were waived and/or expenses were limited, provided that, among other things, any reimbursement to be made to the Adviser does not cause Total Annual Fund Operating Expenses of the Fund to exceed 0.65% of the Fund's average daily net assets during period in which any reimbursement amount is paid and the Board of Trustees has approved in advance such reimbursement to the Adviser. The Expense Limitation Agreement may only be amended or terminated prior to April 1, 2013 by action of the Board of Trustees of the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Supervision and Administration Agreement and the related Investment Advisory Agreement for the Fund is available in the Fund’s Annual Report to shareholders for the year ended October 31, 2011.

Portfolio Management

The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Bruno del Ama and Jose Gonzalez.

Bruno del Ama: Bruno del Ama has been Chief Executive Officer of the Adviser since March 2008. Prior to joining the Adviser, Mr. del Ama was a director at Radian Asset Assurance from 2004 to 2008. Mr. del Ama received a Masters in Business Administration from the Wharton Business School.

Jose Gonzalez: Jose Gonzalez has been Chief Operating Officer of the Adviser since March 2008. Mr. Gonzalez is also a registered representative of GWM Group, Inc. (“GWM”), a registered broker-dealer and an affiliate of the Adviser. Mr. Gonzalez has been affiliated with GWM since 2006. Mr. Gonzalez holds the Series 7, 24, 63 and 65.

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The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of securities of the Fund.

DISTRIBUTOR

SEI Investments Distribution Co. distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the fund. The Distributor’s principal address is One Freedom Valley Drive Oaks, PA 19456. The Distributor is not affiliated with the Adviser.

BUYING AND SELLING FUND SHARES

Shares of the Fund trade on the listing exchange and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other Shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Shares (the “bid” price) and the price at which they are willing to sell Shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of Shares. The spread with respect to Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Shares, frequent trading may reduce investment return.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section in the SAI. Once created, Shares generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund trade under the trading symbols listed for the Fund in the Fund Summaries section of the Prospectus.

The Fund that is available for purchase are listed on an exchange. The exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee, is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any rights as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

FREQUENT TRADING

Unlike frequent trading of Shares of a traditional open-end mutual funds (i.e., not exchange-traded Shares), frequent trading of Shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm Fund shareholders because these trades does not involve the Fund directly. A few institutional investors are authorized to purchase and redeem each Shares directly with the Fund. When these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Fund.

DISTRIBUTION AND SERVICE PLAN

The Board of Trustees of the Trust has adopted a distribution and services plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to Shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

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DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income, including any net foreign currency gains, generally are declared and paid at least annually and any net realized securities gains are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for the Fund.

Dividends and other distributions on Shares are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from the Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional Shares.

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares purchased in the secondary market.

TAXES

The following is a summary of certain tax considerations that may be relevant to an investor in the Fund. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. The fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares or whether you take distributions in cash of additional Shares. The maximum long-term capital gain rate applicable to individuals is 15%.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates through 2012, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by a Fund to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by such Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by such Fund. For the lower rates to apply, you must have owned your Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before such Fund’s ex-dividend date (and such Fund will need to have met a similar holding period requirement with respect to the Shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of such Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, whether distributions received from foreign corporations are qualifying dividends will depend on several factors including the country of residence of the corporation making the distribution. Accordingly, distributions from many of the Fund’s holdings may not be qualifying dividends.

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A portion of distributions paid by a Fund to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of such Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. All dividends (including the deducted portion) must be included in a corporation’s alternative minimum taxable income calculations.

Distributions from a Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of a Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

You will be informed of the amount of your ordinary income dividends, qualifying dividend income and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

A Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in such Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Excise Tax Distribution Requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a RIC’s “required distribution” for the calendar year ending within the RIC’s taxable year over the “distributed amount” for such calendar year. The term “required distribution” means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (or December 31, if such Fund so elects), and (c) the sum of any untaxed, undistributed net investment income and net capital gains of the RIC for prior periods. The term “distributed amount” generally means the sum of (a) amounts actually distributed by such Fund from its current year’s ordinary income and capital gain net income and (b) any amount on which such Fund pays income tax for the taxable year ending in the calendar year. Although such Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, such Fund may determine that it is in the interest of shareholders to distribute a lesser amount. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

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Foreign Currencies. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward foreign currency contract which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of such Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of such Fund’s net capital gain.

Foreign Taxes. The fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations, such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (subject to certain limitations) (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If a Fund is not eligible or chooses not to make this election it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

Sales and Exchanges. The sale of Shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in Shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Shares for over one-year at the time you sell or exchange them. Gains and losses on Shares held for one-year or less will generally constitute short-term capital gains, except that a loss on Shares held six months or less will be re-characterized as a long-term capital loss to the extent of any long-term capital gains distributions that you have received on the Shares. A loss realized on a sale or exchange of Shares may be disallowed under the so-called “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA or other tax-qualified plan will not be currently taxable unless the Shares were purchased with borrowed funds.

Backup Withholding. The fund will be required in certain cases to withhold and remit to the U.S. Treasury the applicable back up withholding rate of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service, or (iii) who has failed to certify to a Fund, when required to do so, that he or she is not subject to backup withholding or is an “exempt recipient.”

U.S. Tax Treatment of Foreign Shareholders. A foreign shareholder generally will not be subject to U.S. withholding tax in respect of proceeds from, or gain on, the redemption of Shares or in respect of capital gain dividends (i.e., dividends attributable to long-term capital gains of a Fund) unless, in the case of a shareholder who is a non-resident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders generally will be subject to U.S. withholding tax at a rate of 30% (or a lower treaty rate, if applicable) on distributions by such Fund of net investment income, other ordinary income, and the excess, if any, of net short-term capital gain over net long-term capital loss for the year, unless the distributions are effectively connected with a U.S. trade or business of the shareholder. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of investing in the Fund.

Cost Basis Reporting. As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

General Disclaimer. For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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State and Local Taxes. You may also be subject to state and local taxes on income and gain attributable to your ownership of Shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by a Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Consult Your Tax Professional. Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund. More tax information relating to the Fund is also provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.

DETERMINATION OF NET ASSET VALUE

The fund calculates its NAV generally once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business, based on prices at the time of closing, provided that any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the fund is calculated by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of Shares of funds that are not traded on an exchange, a market valuation means such Fund’s published NAV per share. A Fund may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Fund’s Board of Trustees. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

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Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Fund’s Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’s Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2011 is contained in the SAI.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of a different rate from the rates used by each Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the Shares of the fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.globalxfunds.com.

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDER

Solactive Social Media Index

The Solactive Social Media Index is designed to reflect the equity performance of companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Structured Solutions AG (“Structured Solutions”) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services is the sub-administrator for the fund.

Brown Brothers Harriman & Co. is the custodian and transfer agent for the fund.

Dechert LLP serves as legal counsel to the Independent Trustees of the fund.

Ernst & Young LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the fund.

FINANCIAL HIGHLIGHTS

Because the Fund had not commenced operations as of the October 31, 2011 fiscal year end, financial highlights are not yet available.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the listing exchange. The listing exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve their objectives. The listing exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, Shares are issued by a registered investment company and purchases of such Shares by investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act are subject to the restrictions set forth in Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in Shares beyond the limits in Section 12(d)(1)(A), subject to certain terms and conditions, including that the registered investment company and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act enter into an agreement with the Trust regarding the terms of the investment.

The Trust has obtained an SEC order permitting registered investment companies to invest in Shares as described above. One such condition stated in the order is that registered investment companies relying on the order must enter into a written agreement with the Trust.

26

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

27

For more information visit our website at or

call 1-888-GXFund-1 (1-888-493-8631)

www.globalxfunds.com

Investment Adviser

Global X Management Company LLC

399 Park Avenue, 32nd floor

New York, NY 10022

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian and Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Sub-Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel to the Independent Trustees

Dechert LLP

1775 I Street

Washington, DC 20006-2401

Independent Registered Public Accounting Firm

Ernst & Young

2005 Market Street, Suite 700

Philadelphia, PA 19103

28

A Statement of Additional Information dated March 1, 2012, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

Additional information about each Fund that has commenced operations and its investments is available in its annual and semi-annual reports to shareholders. The annual report will explain the market conditions and investment strategies affecting the fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the fund’s shareholder report or the Statement of Additional Information by calling 1-888-GXFund-1 (1-888-493-8631). Free copies of the Fund’s shareholder report (once available) and the Statement of Additional Information are available from our website at www.globalxfunds.com.

Information about the fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street N.E., Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

March 1, 2012

Investment Company Act File No.: 811-22209

29

Statement of Additional Information

March 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (“Prospectus”) for the following Funds (“Funds”) of Global X Funds (“Trust”) as such Prospectus may be revised or supplemented from time to time

Global X FTSE Nordic Region ETF (GXF)
Global X FTSE Norway 30 ETF (NORW)
Global X FTSE Denmark 20 ETF (DENM)
Global X FTSE Finland 25 ETF (FNLD)
Global X FTSE Argentina 20 ETF (ARGT)
Global X FTSE Colombia 20 ETF (GXG)
Global X Brazil Mid Cap ETF (BRAZ)
Global X Brazil Consumer ETF (BRAQ)
Global X Brazil Financials ETF (BRAF)
Global X Brazil Industrials ETF [ ]
Global X Brazil Materials ETF [ ]
Global X Brazil Utilities ETF (BRAU)
Global X China Consumer ETF (CHIQ)
Global X China Energy ETF (CHIE)
Global X China Financials ETF (CHIX)
Global X China Industrials ETF (CHII)
Global X China Materials ETF (CHIM)
Global X NASDAQ China Technology ETF (QQQC)
Global X China Mid Cap ETF (CHIA)
Global X Aluminum ETF (ALUM)
Global X Copper Miners ETF (COPX)
Global X Pure Gold Miners ETF (GGGG)
Global X Lithium ETF (LIT)
Global X Platinum Miners ETF [ ]
Global X Silver Miners ETF (SIL)
Global X Uranium ETF (URA)
Global X Emerging Africa ETF (AFR)
Global X Pakistan KSE-30 ETF (PAK)
Global X FTSE United Arab Emirates 20 ETF (UAEX)
Global X Gold Explorers ETF (GLDX)
Global X FTSE Andean 40 ETF (AND)
Global X FTSE ASEAN 40 ETF (ASEA)
Global X S&P/TSX Venture 30 Canada ETF (TSXV)
Global X Next 11 ETF (NXTE)
Global X UK Small-Cap ETF [ ]
Global X Germany Small-Cap ETF [ ]
Global X Hong Kong Small-Cap ETF [ ]
Global X Singapore Small-Cap ETF [ ]
Global X South Korea Small-Cap ETF [ ]
Global X Taiwan Small-Cap ETF [ ]
Global X Rare Earths ETF (RERX)
Global X Strategic Metals ETF (SMX)
Global X Fertilizers/Potash ETF (SOIL)
Global X SuperDividend ETF (SDIV)
Global X Canada Preferred ETF (CNPF)
Global X Auto ETF (VROM)
Global X FTSE Portugal 20 ETF [ ]
Global X FTSE Ukraine ETF [ ]
Global X FTSE Greece 20 ETF (GREK)
Global X Hungary ETF [ ]
Global X Luxembourg ETF [ ]
Global X FTSE Morocco 20 ETF [ ]
Global X Czech Republic ETF [ ]
Global X Slovakia ETF [ ]
Global X Qatar ETF [ ]
Global X Kuwait ETF [ ]
Global X Nigeria ETF [ ]
Global X FTSE Bangladesh ETF [ ]
Global X FTSE Sri Lanka ETF [ ]
Global X Kazakhstan ETF [ ]
Global X FTSE Frontier Markets ETF [ ]
Global X Central America ETF [ ]
Global X Central and Northern Europe ETF [ ]
Global X Southern Europe ETF [ ]
Global X Eastern Europe ETF [ ]
Global X Central Asia ETF [ ]
Global X Sub-Saharan Africa ETF [ ]
Global X S&P Pan Arab ETF [ ]
Global X FTSE Toll Roads & Ports ETF [ ]
Global X FTSE Railroads ETF [ ]
Global X Land ETF [ ]
Global X Cement ETF [ ]
Global X Advanced Materials ETF [ ]
Global X Social Media Index ETF (SOCL)

The Prospectus for the various Funds is dated [ ], 2012. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes contained in the Annual Report of the Trust are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to SEI Investments Global Funds Services, One Freedom Valley Drive Oaks, PA 19456, calling 1-888-GXFund-1 (1-888-493-8631) or visiting www.globalxfunds.com. The principal U.S. national stock exchange on which all operational Funds (other than the Global X NASDAQ China Technology ETF and Global X Social Media Index ETF) identified in this SAI are listed on is NYSE Arca.. The Global X NASDAQ China Technology ETF and Global X Social Media Index ETF are listed on NASDAQ OMX. The NYSE Arca and NASDAQ OMX collectively are referred to herein as “Exchange.”

GENERAL DESCRIPTION OF THE TRUST AND its FUNDs	1
ADDITIONAL INVESTMENT INFORMATION	3
EXCHANGE LISTING AND TRADING	3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	4
INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDERS	15
INVESTMENT RESTRICTIONS	29
CONTINUOUS OFFERING	30
PORTFOLIO HOLDINGS	31
MANAGEMENT OF THE TRUST	32
BOARD OF TRUSTEES AND OFFICERS	32
STANDING BOARD COMMITTEES	36
TRUSTEE OWNERSHIP OF FUND SHARES	36
TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES	36
TRUSTEE COMPENSATION	37
CODE OF ETHICS	37
PORTFOLIO MANAGERS	40
BROKERAGE TRANSACTIONS	42
PROXY VOTING	42
SUB-ADMINISTRATOR	43
DISTRIBUTOR	43
CUSTODIAN AND TRANSFER AGENT	44
DESCRIPTION OF SHARES	44
BOOK-ENTRY ONLY SYSTEM	46
PURCHASE AND REDEMPTION OF CREATION UNITS	48
CREATION UNIT AGGREGATIONS	48
PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS	48
REDEMPTION OF CREATION UNITS	52
TAXES	57
FEDERAL - GENERAL INFORMATION	57
BACK-UP WITHHOLDING	59

30

SECTIONS 351 AND 362	59
QUALIFIED DIVIDEND INCOME	59
CORPORATE DIVIDENDS RECEIVED DEDUCTION	60
NET CAPITAL LOSS CARRYFORWARDS	60
EXCESS INCLUSION INCOME	60
TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS	60
SALES OF SHARES	60
OTHER TAXES	65
FOREIGN TAXES	65
TAXATION OF NON-U.S. SHAREHOLDERS	65
REPORTING	66
NET ASSET VALUE	67
DIVIDENDS AND DISTRIBUTIONS	67
GENERAL POLICIES	67
DIVIDEND REINVESTMENT SERVICE	68
OTHER INFORMATION	68
Control Persons and Principal Holders of Securities	68
COUNSEL	68
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	76
ADDITIONAL INFORMATION	77
APPENDIX A	A-1
APPENDIX B	B-1

31

GENERAL DESCRIPTION OF THE TRUST AND its FUNDs

The Trust currently consists of 83 investment portfolios. The Trust was formed as a Delaware Statutory Trust on March 6, 2008 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (“Securities Act”). Each Fund is “non-diversified” and, as such, the Fund’s investments are not required to meet certain diversification requirements under the 1940 Act. This SAI relates only to the following Funds:

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (“Underlying Index”). The Fund’s investment objective and Underlying Index may be changed without shareholder approval. Shareholders will be given 60 days’ prior notice of any change of the Fund’s investment objective. If the Adviser changes the Underlying Index, the name of the Fund may be changed as well. Each Fund is managed by Global X Management Company LLC (“Adviser”).

32

The Funds offer and issue shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities included in its Underlying Index (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). The shares of the Funds are, or will be, listed and expected to be traded on the NYSE Arca or NASDAQ OMX (“Exchange”).

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares. The number of shares per Creation Unit of each Fund are as follows:

Fund	Number of Shares per Creation Unit
Global X FTSE Nordic Region ETF	50,000
Global X FTSE Norway 30 ETF	50,000
Global X FTSE Denmark 20 ETF	50,000
Global X FTSE Finland 25 ETF	50,000
Global X FTSE Argentina 20 ETF	50,000
Global X FTSE Colombia 20 ETF	50,000
Global X Brazil Mid Cap ETF	50,000
Global X Brazil Consumer ETF	50,000
Global X Brazil Financials ETF	50,000
Global X Brazil Industrials ETF	50,000
Global X Brazil Materials ETF	50,000
Global X Brazil Utilities ETF	50,000
Global X China Consumer ETF	50,000
Global X China Energy ETF	50,000
Global X China Financials ETF	50,000
Global X China Industrials ETF	50,000
Global X China Materials ETF	50,000
Global X NASDAQ China Technology ETF	50,000
Global X China Mid Cap ETF	50,000
Global X Aluminum ETF	50,000
Global X Copper Miners ETF	50,000
Global X Pure Gold Miners ETF	50,000
Global X Lithium ETF	50,000
Global X Platinum Miners ETF	50,000
Global X Silver Miners ETF	50,000
Global X Uranium ETF	50,000
Global X Emerging Africa ETF	50,000
Global X Pakistan KSE-30 ETF	50,000
Global X FTSE United Arab Emirates 20 ETF	50,000
Global X Gold Explorers ETF	50,000
Global X FTSE Andean 40 ETF	50,000
Global X FTSE ASEAN 40 ETF	50,000
Global X S&P/TSX Venture 30 Canada ETF	50,000
Global X Next 11 ETF	50,000
Global X UK Small-Cap ETF	50,000
Global X Germany Small-Cap ETF	50,000
Global X Hong Kong Small-Cap ETF	50,000
Global X Singapore Small-Cap ETF	50,000
Global X South Korea Small-Cap ETF	50,000
Global X Taiwan Small-Cap ETF	50,000

33

Global X Rare Earths ETF	50,000
Global X Strategic Metals ETF	50,000
Global X Fertilizers/Potash ETF	50,000
Global X SuperDividend ETF	50,000
Global X Canada Preferred ETF	50,000
Global X Auto ETF	50,000
Global X FTSE Portugal 20 ETF	50,000
Global X FTSE Ukraine ETF	50,000
Global X FTSE Greece 20 ETF	50,000
Global X Hungary ETF	50,000
Global X Luxembourg ETF	50,000
Global X FTSE Morocco 20 ETF	50,000
Global X Czech Republic ETF	50,000
Global X Slovakia ETF	50,000
Global X Qatar ETF	50,000
Global X Kuwait ETF	50,000
Global X Nigeria ETF	50,000
Global X FTSE Bangladesh ETF	50,000
Global X FTSE Sri Lanka ETF	50,000
Global X Kazakhstan ETF	50,000
Global X FTSE Frontier Markets ETF	50,000
Global X Central America ETF	50,000
Global X Central and Northern Europe ETF	50,000
Global X Southern Europe ETF	50,000
Global X Eastern Europe ETF	50,000
Global X Central Asia ETF	50,000
Global X Sub-Saharan Africa ETF	50,000
Global X S&P Pan Arab ETF	50,000
Global X FTSE Toll Roads & Ports ETF	50,000
Global X FTSE Railroads ETF	50,000
Global X Land ETF	50,000
Global X Cement ETF	50,000
Global X Advanced Materials ETF	50,000
Global X Social Media Index ETF	50,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash equal to 110% of the market value of the missing Deposit Securities. The required amount of deposit may be changed by the Adviser from time to time. See the Purchase and Redemption of Creation Units section of this SAI for further discussion. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be in addition to the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

34

Shares of each Fund are listed for trading on the Exchange and trade throughout the day on the Exchange and other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from its listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) record and/or beneficial holders of the Fund for thirty (30) or more consecutive trading days, (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (3) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available, or (4) any other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

In order to provide additional information regarding the indicative value of shares of each Fund, the Exchange disseminates every fifteen seconds, through the facilities of the Consolidated Tape Association, an updated IOPV for each Fund as calculated by an information provider or a market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an securities value component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the applicable Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the applicable Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

In addition to the securities component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable foreign currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio. Each Fund invests at least 80% of its total assets in the securities of its Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. Each Fund may also invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, as well as in stocks not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index.

All Funds except for the Global X UK Small-Cap ETF and Global X Germany Small-Cap ETF use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Funds may utilize a representative sampling strategy with respect to its Underlying Index when a replication strategy might be detrimental to its shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow its Underlying Index, or, in certain instances, when securities in the Underlying Index become temporarily illiquid, unavailable or less liquid, or due to legal restrictions (such as diversification requirements that apply to the Funds but not the Underlying Indexes).

35

The Global X UK Small-Cap ETF and Global X Germany Small-Cap ETF use a representative sampling strategy with respect to the Underlying Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The Fund may or may not hold all of the securities in the Underlying Index.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and in Depositary Receipts based on securities in the Underlying Index. Each Fund also has adopted a non-fundamental policy to invest at least 80% of its total assets in securities suggested by its name. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

DEPOSITARY RECEIPTS. Each Fund will normally invest at least 80% of its total assets in the securities of its Underlying Index and in Depositary Receipts based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored. The Fund, however, may invest in unsponsored depositary receipts under certain limited circumstances. A non-sponsored depository may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangement with the issuer. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. Each Fund may also concentrate its investments in a particular industry or group of industries, as noted in the description of the Fund. The securities of issuers in particular industries may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio. This may adversely affect its performance or subject the Fund’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code (the “IRC”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

36

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), “A-1” by Standard & Poor’s Rating Service (“S&P”) or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Congress has temporarily increased FDIC deposit insurance on deposit notes from $100,000 to $250,000 per depositor through December 31, 2013.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS AND CURRENCY SWAPS. Each Fund may invest up to 20% of its total assets in swap contracts.

A Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

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Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of a Fund and another party to make or receive payments in specific currencies.

Some transactions are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that such Fund is contractually obligated to make. If the other party to an equity swap, or any other swap entered into on a net basis, defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Fund and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. Such contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment policies, each Fund may invest in forward foreign currency exchange contracts and foreign currency futures contracts. No Fund, however, expects to engage in currency transactions for speculative purposes or for the purpose of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency. A Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts to facilitate local settlements or to protect against currency exposure in connection with its distributions to shareholders.

Foreign currency exchange contracts involve an obligation to purchase or sell a specified currency on a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. Foreign currency futures contracts involve an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Such futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. A Fund may incur costs in connection with forward foreign currency exchange and futures contracts and conversions of foreign currencies and U.S. dollars.

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Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities. Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Issuers of foreign securities may also suffer from social, political and economic instability. Such instability can lead to illiquidity or price volatility in foreign securities traded on affected markets. Foreign issuers may be subject to the risk that during certain periods the liquidity of securities of a particular issuer or industry, or all the securities within a particular region, will be adversely affected by economic, market or political events, or adverse investor perceptions, which may cause temporary or permanent devaluation of the relevant securities. In addition, if a market for a foreign security closes as a result of such instability, it may be more difficult to obtain accurate independently-sourced prices for securities traded on these markets and may be difficult to value the effected foreign securities for extended periods of time.

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A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, any net currency positions of the Funds may expose them to risks independent of their securities positions.

A Fund will be subject to foreign withholding taxes with respect to certain dividends or interest received from sources in foreign countries. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

The costs attributable to investing abroad usually are higher than investments in domestic securities for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain un-invested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

FOREIGN INVESTMENTS – EMERGING MARKETS. Countries with emerging markets are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets.

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property.; (vii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (viii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (ix) foreign taxation; (x) the absence, in some cases, of a capital market structure or market-oriented economy; and (xi) the possibility that economic developments may be slowed or reversed by unanticipated political or social events in such countries. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

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FUTURES CONTRACTS AND RELATED OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 20% of its total assets (minus any percent of Fund assets invested in other derivatives) in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (“Code”) for maintaining its qualifications as regulated investment companies for federal income tax purposes.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix B to this SAI.

GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. Recent instability in the financial markets has led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

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The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ILLIQUID OR RESTRICTED SECURITIES. To the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in securities that are illiquid. The Fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act and securities that are not registered under the Securities Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Trust’s Board of Trustees that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INVESTMENT COMPANIES. To the extent consistent with its investment policies, each Fund may invest in the securities of other investment companies. Such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds’ investments in ETFs. These policies and procedures require, among other things, that (i) the Adviser conduct the Funds’ investment in ETFs without regard to any consideration received by the Funds or any of its affiliated persons and (ii) the Adviser certify to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Adviser.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

LEVERAGE. Each Fund may (i) invest up to 20% of its total assets in certain futures, options and swap contracts or other derivatives, and (ii) borrow money at fiscal quarter ends to maintain the required level of diversification to qualify as a "regulated investment company" for purposes of the Internal Revenue Code. As a result, the Fund may be exposed to the risks of leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our Funds. If the value of a Fund's assets increases, then leveraging would cause the Fund's net asset value to increase more sharply than it would have had the Fund not leveraged. Conversely, if the value of a Fund's assets decreases, leveraging would cause the Fund's net asset value to decline more sharply than it otherwise would have had the Fund not leveraged. The Fund may incur additional expenses in connection with borrowings.

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New Fund Risks. Certain of the Funds are new funds, with no operating history, which may result in additional risks for investors in the Funds. There can be no assurance that these Funds will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

OPTIONS. To the extent consistent with its investment policies, each Fund may invest up to 20% of net assets (minus any percent of Fund assets invested in other derivatives) in put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

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When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable.

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

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SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and each Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.

TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s designated index or the manner in which the index is calculated or because the indexing and investment approach of the Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures.

WARRANTS. To the extent consistent with its investment policies, each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

INFORMATION REGARDING THE INDEXES AND THE INDEX PROVIDERS

FTSE Nordic 30 Index

The FTSE Nordic Index is designed to reflect broad based equity market performance in Sweden, Denmark, Norway and Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Sweden, Denmark, Norway and Finland. The index is maintained by FTSE International Limited.

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FTSE Norway 30 Index

The FTSE Norway 30 Index is designed to reflect broad based equity market performance in Norway. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 30 companies domiciled in, principally traded in or whose revenues are primarily from Norway. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Denmark 20 Index

The FTSE Denmark 20 Index is designed to reflect broad based equity market performance in Denmark. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies domiciled in, principally traded in or whose revenues are primarily from Denmark. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Finland 25 Index

The FTSE Finland 25 Index is designed to reflect broad based equity market performance in Finland. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 25 companies domiciled in, principally traded in or whose revenues are primarily from Finland. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Argentina 20 Index

The FTSE Argentina 20 Index is designed to measure equity performance of the top 20 companies within the investable universe of Argentina-domiciled companies or companies that have substantial revenues or assets in Argentina, as defined by FTSE. Only shares open to foreign ownership without restrictions are eligible for inclusion in the Underlying Index, such as ADRs and non-Argentinean listed securities. The index is weighted by modified free float-adjusted, market capitalization and employs a unique capping methodology to facilitate regulatory compliance in the listing of financial products on US exchanges. The index is maintained by FTSE International Limited.

FTSE Colombia 20 Index

The FTSE Colombia 20 Index is designed to reflect the equity performance of the top 20 most liquid Colombian securities, ranked by 6 months’ daily average traded value. Eligible constituents are all Colombian companies that have a listing on Bolsa de Valores de Colombia (BVC) Stock Exchange. The index is weighted by market capitalization and employs a unique capping methodology to facilitate regulatory compliance in the listing of financial products on US exchanges. Stocks are free-float adjusted to ensure that only the investable opportunity set is included within the indices. The index is maintained by FTSE International Limited.

Solactive Brazil Consumer Index

The Solactive Brazil Consumer Index is designed to reflect the equity performance of the consumer sector in Brazil. It is comprised of securities of companies which have their main business operations in the consumer sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Brazil Financials Index

The Solactive Brazil Financials Index is designed to reflect the equity performance of the financial sector in Brazil. It is comprised of securities of companies which have their main business operations in the financial sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Industrials Index

The Solactive Brazil Industrials Index is designed to reflect the equity performance of the industrials sector in Brazil. It is comprised of securities of companies which have their main business operations in the industrial sector and are domiciled, principally traded or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Materials Index

The Solactive Brazil Materials Index is designed to reflect the equity performance of the materials sector in Brazil. It is comprised of securities of companies which have their main business operations in the materials sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Utilities Index

The Solactive Brazil Utilities Index is designed to reflect the equity performance of the utilities sector in Brazil. It is comprised of securities of companies which have their main business operations in the utilities sector and are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Brazil Mid Cap Index

The Solactive Brazil Mid Cap Index is designed to reflect the equity performance of Brazilian mid cap companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled, principally traded in or have their main business operations in Brazil. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive China Consumer Index

The Solactive China Consumer Index is designed to reflect the equity performance of the consumer sector in China. It is made up of securities of companies which have their main business operations in the consumer sector and generally includes companies whose businesses involve: general retail; diversified consumer services; food production and retail; beverages; household goods; leisure goods; personal goods; automobiles, auto components and distributors; tobacco; media; and travel and leisure. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive China Energy Index

The Solactive China Energy Index is designed to reflect the equity performance of the energy sector in China. It is made up of securities of companies which have their main business operations in the energy sector and generally includes companies whose businesses involve: oil, gas, consumable fuels, alternative energy and electricity production and distribution; and energy equipment and services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs.. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive China Financials Index

The Solactive China Financials Index is designed to reflect the equity performance of the financial sector in China. It is made up of securities of companies which have their main business operations in the financial sector and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive China Industrials Index

The Solactive China Industrials Index is designed to reflect the equity performance of the industrial sector in China. It is made up of securities of companies which have their main business operations in the industrial sector and generally includes companies whose businesses involve: construction and materials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services; and trading companies, shipbuilding and aerospace. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive China Materials Index

The Solactive China Materials Index is designed to reflect the equity performance of the basic materials sector in China. It is made up of securities of companies which have their main business operations in the basic materials sector and generally includes companies whose businesses involve: chemicals; metals and mining; and forestry and paper products. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

NASDAQ OMX China Technology Index

The NASDAQ OMX China Technology Index is designed to track the performance of the technology sector in China. It is made up of securities of companies which have their main business operations in the technology sector and generally includes companies whose businesses involve: computer services; internet; software; computer hardware; electronic office equipment; semiconductors; and telecommunications equipment. Only securities which are tradable for foreign investors without restrictions are eligible, such as Shanghai and Shenzhen B-shares, Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs. The stocks are screened for liquidity and weighted according to float adjusted modified market-capitalization. The index is maintained by NASDAQ OMX.

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Solactive China Mid Cap Index

The Solactive China Mid Cap Index is designed to reflect the equity performance of Chinese mid cap companies. It is comprised of the 40 highest ranked companies whose market capitalization is less than 10 billion as of the date of its inclusion in the index. Only securities which are tradable for foreign investors without restrictions are eligible, such as Hong Kong listed securities incorporated in main land China (H-shares) or with main business operations in China (Red chips), and Chinese ADRs and GDRs. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Aluminum Index

The Solactive Global Aluminum Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the aluminum industry such as bauxite aluminum ore mining, production, or refining of aluminum or aluminum products or a closely related activity. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Copper Miners Index

The Solactive Global Copper Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the copper mining industry such as copper mining, refining or exploration. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Pure Gold Miners Index

The Solactive Global Pure Gold Miners Index tracks the performance of the largest and most liquid gold mining companies globally. Only companies that generate the vast majority of their business from gold mining are eligible to be included in the index. The index is calculated as a total return index in USD and rebalanced semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Lithium Index

The Solactive Global Lithium Index tracks the performance of the largest and most liquid listed companies that are active in the exploration and/or mining of Lithium or the production of Lithium batteries. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Platinum Miners Index

The Solactive Global Platinum Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the the platinum group metals mining industry such as mining, refining or exploration. Platinum group metals include platinum, palladium, osmium, iridium, ruthenium and rhodium. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Global Silver Miners Index

The Solactive Global Silver Miners Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the silver mining industry such as silver mining, refining or exploration. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Uranium Index

The Solactive Global Uranium Index tracks the performance of the largest and most liquid listed companies that are active in some aspect of the uranium mining industry such as mining, refining, exploration, or manufacturing of equipment for the uranium industry. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Nex Rubica (NR) Africa ex-South Africa 30 Index

The Nex Rubica (NR) Africa ex-South Africa 30 Index is designed to reflect broad based performance of the investable equity market in the African continent excluding South Africa. Reviewed quarterly, the 30 leading stocks are chosen from a universe of 1000 stocks, then screened and ranked according to total asset, revenue and other filters. NR's methodology ranks Shares with a minimum market cap of $500 million and a free float of greater than 25% within each issuer. The index is maintained by Nex Rubica Indexes.

KSE-30 Index (Pakistan)

The KSE-30 Index is designed to reflect broad based equity market performance in Pakistan. The stocks are screened for size and liquidity, and weighted according to modified free-float market capitalization. The index is comprised of the top 30 eligible Pakistani companies. The index is maintained by the Karachi Stock Exchange.

FTSE United Arab Emirates 20 Index

The FTSE United Arab Emirates 20 Index is designed to reflect broad based equity market performance in the United Arab Emirates (UAE). The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 eligible UAE companies. A specific capping methodology is applied to facilitate compliance in the listing of financial products on US exchanges. The index is maintained by FTSE International Limited.

Solactive Global Gold Explorers Index

The Solactive Global Gold Explorers Index is designed to measure broad based equity market performance of global companies involved in gold exploration. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is calculated as a total return index and adjusted semi-annually. The index is maintained by Structured Solutions AG.

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FTSE Andean 40 Index

The FTSE Andean 40 Index tracks the equity performance of the 40 largest companies in Chile, Colombia, and Peru. The index is free-float adjusted and weighted by modified market capitalization. Stocks are liquidity screened to ensure that the index is tradable, and a unique capping methodology makes it suitable for the use as the basis for investment products such as derivatives and Exchange Traded Funds (ETFs). The index is maintained by FTSE International Limited (“FTSE”).

FTSE/ASEAN 40 Index

The FTSE/ASEAN 40 Index tracks the equity performance of the 40 largest companies in the five ASEAN regions: Singapore, Malaysia, Indonesia, Thailand and Philippines. The index is free-float adjusted and weighted by modified market capitalization and designed using eligible stocks within the FTSE All-World universe. Stocks are liquidity screened to ensure that the index is tradable. The index is maintained by FTSE International Limited (“FTSE”).

S&P/TSX Venture 30 Index

The S&P/TSX Venture 30 Index is designed to provide exposure to 30 most liquid securities of the S&P/TSX Venture Composite Index.  For eligibility, as of the reference date, securities must have USD $100 million and above in market capitalization.  Stocks must trade at least 100,000 shares in each of the previous six months preceding the rebalancing reference date.  The top 30 securities, ranked by their 6 month average daily value traded, form the index.  The weighting mechanism employs an optimization algorithm as such the overall basket liquidity of the index is maximized, subject to stock level constraints.  The maximum weight of the security is capped at 8%, and the sum of the securities with weight over 5% does not exceed 50%. The index is maintained by Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”).

Solactive Next 11 Index

The Solactive Next 11 Index is intended to measure equity performance of the investable universe of companies in the "next eleven" countries, as defined by Structured Solutions AG. The next eleven countries include Egypt, Bangladesh, Indonesia, Iran, Mexico, Nigeria, Pakistan, the Philippines, South Korea, Turkey and Vietnam. The index is comprised of common stocks, ADRs and GDRs of selected companies globally that are domiciled or have their main business operations in these countries or that generate at least 50% of their revenues from these countries. Only shares open to foreign ownership by U.S investors are eligible for inclusion in the Underlying Index and as a result Iran is not currently included in the index. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is applied at the semi-annual index review to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

FTSE 250 Index

The FTSE 250 Index is designed to represent the equity performance of small-cap UK companies. It is comprised of the next 250 UK companies by market capitalization not covered by the 100 largest capitalization companies in the FTSE 100 Index. The index is comprised of UK companies as defined by FTSE that are listed in the London Stock Exchange. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Germany Small-Cap Index

The Solactive Germany Small-Cap Index is designed to reflect the equity performance of German small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Germany. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Solactive Hong Kong Small-Cap Index

The Solactive Hong Kong Small-Cap Index is designed to reflect the equity performance of Hong Kong small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Hong Kong. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Singapore Small-Cap Index

The Solactive Singapore Small-Cap Index is designed to reflect the equity performance of Singaporean small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Singapore. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive South Korea Small-Cap Index

The Solactive South Korea Small-Cap Index is designed to reflect the equity performance of South Korean small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in South Korea. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Taiwan Small-Cap Index

The Solactive Taiwan Small-Cap Index is designed to reflect the equity performance of Taiwanese small cap companies. It is comprised of companies whose market capitalization is less than $3 billion as of the date of its inclusion in the index. The index is comprised of companies that are domiciled or have their main business operations in Taiwan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Global Fertilizers/Potash Index

The Solactive Global Fertilizers/Potash Index tracks the equity performance of the largest and most liquid listed companies globally that are active in some aspect of the fertilizer industry. The index is calculated as a total return index and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Rare Earths Index

The Solactive Global Rare Earths Index tracks the equity performance of the largest and most liquid listed companies that are active in some aspect of the rare earths industry. Rare earth elements or rare earth metals are a collection of seventeen chemical elements in the periodic table: scandium, yttrium, lanthanum, cerium, praseodymium, neodymium, promethium, samarium, europium, gadolinium, terbium, dysprosium, holmium, erbium, thulium, ytterbium and lutetium. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

Solactive Global Strategic Metals Index

The Solactive Global Strategic Metals Index tracks the equity performance of the largest and most liquid listed companies that are active in some aspect of the strategic metals industry. Structured Solutions AG defines rare metals as metals of special economic importance that have supply risks, which currently include: antimony, beryllium, cobalt, fluorspar, gallium, germanium, graphite, indium, magnesium, niobium, tantalum, tungsten, tellurium, magnesite, molybdenum, chromium, selenium, vanadium and bauxite. The index is calculated as a total return index in USD and adjusted semi-annually. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

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Solactive Global SuperDividendTM Index

The Solactive Global SuperDividendTM Index tracks the equity performance of 100 equally weighted companies that rank among the highest dividend yielding equity securities in the world. The index provider applies certain dividend stability filters. The index is maintained by Structured Solutions AG.

Solactive Canada Preferred Stock Index

The Solactive Canada Preferred Stock Index is designed to measure the equity performance of preferred stocks from Canadian issuers traded on the Toronto Stock Exchange. The Underlying Index is comprised of preferred shares that meet certain criteria relating to size, liquidity, issuer rating, maturity and other requirements as determined by Structured Solutions AG. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is calculated as a total return index and adjusted semi-annually. A specific capping methodology is used at the time of the semi-annual index review to seek to assure compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by Structured Solutions AG.

S-Network Global Automotive Index

The S-Network Global Automotive Index is a rules based index intended to give investors a means of tracking the overall equity performance of a global universe of listed companies engaged in the automobile industry. It is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production of autos, auto parts, tires and related activities. It strives to include the fifty largest and most actively traded companies worldwide that are principally engaged (derive greater than 50% of revenues from sources listed above) in the automobile industry.

Constituent stocks must have a market capitalization of greater than $2 billion on a rebalancing date to be added to the index. Stocks whose market capitalizations fall below $1 billion as of any rebalancing date will be deleted from the index. Stocks must have a three-month average daily turnover greater than $1 million to be included in the index. Only shares that trade on a recognized domestic or international stock exchange may qualify.

The index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The index is reconstituted quarterly, at the close of business on the third Friday of each calendar quarter, and companies are added and/or deleted based upon the index eligibility criteria.

FTSE Portugal 20 Index

The FTSE Portugal 20 Index is designed to reflect broad based equity market performance in Portugal. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

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FTSE Ukraine Index

The FTSE Ukraine Index is designed to reflect broad based equity market performance in Ukraine. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Ukraine. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE/ATHEX 20 Capped Index

The FTSE/ATHEX 20 Capped Index is designed to reflect the performance of the twenty largest securities listed on the Athens Stock Exchange. The stocks are weighted according to modified free-float market capitalization. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The FTSE/ATHEX 20 Capped Index is part of the FTSE/ATHEX Index Series, a joint venture between FTSE and the Athens Exchange.

Solactive Hungary Index

The Solactive Hungary Index is designed to reflect the broad based equity market performance in Hungary. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Hungary. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Luxembourg Index

The Solactive Luxembourg Index is designed to reflect the broad based equity market performance in Luxembourg. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Luxembourg. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

FTSE Morocco 20 Index

The FTSE Morocco 20 Index is designed to reflect broad based equity market performance in Morocco. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of the top 20 eligible companies that are domiciled in, principally traded in or whose revenues are primarily from Morocco. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

Solactive Czech Republic Index

The Solactive Czech Republic Index is designed to reflect broad based equity market performance in the Czech Republic. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Czech Republic. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Slovakia Index

The Solactive Slovakia Index is designed to reflect broad based equity market performance in Slovakia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Slovakia. The stocks are screened for liquidity and weighted according to free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Qatar Index

The Solactive Qatar Index is designed to reflect broad based equity market performance in Qatar. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Qatar. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Solactive Kuwait Index

The Solactive Kuwait Index is designed to reflect broad based equity market performance in Kuwait. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kuwait. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Nigeria Index

The Solactive Nigeria Index is designed to reflect broad based equity market performance in Nigeria. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Nigeria. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

FTSE Bangladesh Index

The FTSE Bangladesh Index is designed to reflect broad based equity market performance in Bangladesh. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bangladesh. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

FTSE Sri Lanka Index

The FTSE Sri Lanka Index is designed to reflect broad based equity market performance in Sri Lanka. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sri Lanka. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States. The index is maintained by FTSE International Limited.

Solactive Kazakhstan Index

The Solactive Kazakhstan Index is designed to reflect broad based equity market performance in Kazakhstan. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Kazakhstan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

FTSE Frontier Markets Index

The FTSE Frontier Markets Index is designed to reflect broad based equity market performance in Frontier Markets. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Frontier Markets. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Central America Index

The Solactive Central America Index is designed to reflect the broad based equity performance of Central America. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Central America. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

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Solactive Central and Northern Europe Index

The Solactive Central and Northern Europe Index is designed to reflect the broad based equity performance of Central and Northern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Austria, Belgium, Denmark, Finland, France, Germany, Luxemburg, the Netherlands, Norway, Sweden, Switzerland, and the United Kingdom. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Southern Europe Index

The Solactive Southern Europe Index is designed to reflect the broad based equity performance of Southern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Portugal, Spain, Italy and Greece. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Eastern Europe Index

The Solactive Eastern Europe Index is designed to reflect the broad based equity performance of Eastern Europe. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Belarus, Bulgaria, Czech Republic, Hungary, Moldova, Poland, Romania, Slovakia, Ukraine, Latvia, Lithuania and Estonia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Sub-Saharan Africa Index

The Solactive Sub-Saharan Africa Index is designed to reflect the broad based equity performance of Sub-Saharan Africa. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Sub-Saharan Africa. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Central Asia Index

The Solactive Central Asia Index is designed to reflect the broad based equity performance of Central Asia. The index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Mongolia, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, and Uzbekistan. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

S&P Pan Arab Index

The S&P Pan Arab Index is designed to reflect the broad based equity performance of the Pan Arab region. The Index is comprised of companies that are domiciled in, principally traded in or whose revenues are primarily from Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia, and the U.A.E. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by S&P.

FTSE Toll Roads & Ports Index

The FTSE Toll Roads & Ports Index is designed to reflect the equity performance of companies involved in the toll roads and ports industry, including airports and seaports. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

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FTSE Global Railroads Index

The FTSE Railroads Index is designed to reflect the equity performance of companies involved in the railroad industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by FTSE International Limited.

Solactive Global Land Index

The Solactive Global Land Index is designed to reflect the equity performance of companies involved in the farmland and timberland industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Global Cement Index

The Solactive Global Cement Index is designed to reflect the equity performance of companies involved in the cement industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Global Advanced Materials Index

The Solactive Global Advanced Materials Index is designed to reflect the equity performance of companies involved in the advanced materials industry. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Solactive Social Media Index

The Solactive Social Media Index is designed to reflect the equity performance of companies involved in the social media industry, including companies that provide social networking, file sharing, and other web-based media applications. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The index is maintained by Structured Solutions AG.

Each Index Provider is described separately below:

FTSE International Limited (“FTSE”) is a world-leader in the creation and management of over 100,000 equity, bond and hedge fund indices. With offices in Beijing, London, Frankfurt, Hong Kong, Boston, Shanghai, Madrid, Paris, New York, San Francisco, Sydney and Tokyo, FTSE Group services clients in 77 countries worldwide. FTSE is an independent company owned by the Financial Times and the London Stock Exchange. FTSE does not give financial advice to clients, which allows for the provision of truly objective market information. FTSE indices are used extensively by investors world-wide such as consultants, asset owners, asset managers, investment banks, stock exchanges and brokers.

The Karachi Stock Exchange (Guarantee) Limited (“KSE”), founded in 1947, is Pakistan's premier stock exchange. As of October 31, 2010, 648 companies were listed on the KSE. The KSE maintains various indexes, including the KSE-30, as a benchmark of Pakistan’s equity market.

The NASDAQ OMX Group, Inc. delivers trading, exchange technology and public company services across six continents, with more than 3,500 listed companies. NASDAQ OMX offers multiple capital raising solutions to companies around the globe, including its U.S. listings market, NASDAQ OMX Nordic, NASDAQ OMX Baltic, NASDAQ OMX First North, and the U.S. 144A sector. The company offers trading across multiple asset classes including equities, derivatives, debt, commodities, structured products and exchange-traded funds. NASDAQ OMX technology supports the operations of over 70 exchanges, clearing organizations and central securities depositories in more than 50 countries. NASDAQ OMX Nordic and NASDAQ OMX Baltic are not legal entities but describe the common offering from NASDAQ OMX exchanges in Helsinki, Copenhagen, Stockholm, Iceland, Tallinn, Riga, and Vilnius.

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NASDAQ OMX is a leading, global provider of index services including design, development, calculation, dissemination, licensing and marketing across six continents. As a premier full-service provider, NASDAQ OMX is dedicated to designing powerful, relevant index and benchmark families that are in sync with the continually changing market environment. Utilizing the expanded coverage of our global footprint with four distinct index brands - NASDAQ, OMX, NASDAQ OMX, and PHLX - NASDAQ OMX has more than 2,500 diverse indexes that provide coverage across asset classes, countries and sectors.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index to track general stock market performance. The Corporations' only relationship to Global X Management Company, LLC (“Licensee”) is in the licensing of the NASDAQ®, OMX®, NASDAQ OMX®, NASDAQ 500 IndexSM, NASDAQ 400 IndexSM and NASDAQ OMX Global Technology IndexSM registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ 500 Index, NASDAQ 400 Index and NASDAQ OMX Global Technology Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no warranty, express or implied, as to results to be obtained by licensee, owners of the product(s), or any other person or entity from the use of the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. The corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ 500 Index, NASDAQ 400 Index, NASDAQ OMX Global Technology Index or any data included therein. Without limiting any of the foregoing, in no event shall the corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Nex Rubica Group (“NR”) is an Emerging Market Africa specialist firm with a focus on developing the debt and equity Markets in North and Sub Saharan Africa. NR has offices in Kenya, Nigeria and Senegal, with further representation in Egypt, Mauritius, Botswana, Uganda and South Africa. With over 25 proprietary indexes tracking the continents stocks, NR’s Indexes have become widely quoted and used by various African stock exchanges, asset managers and brokers.

Russell is an investment firm with global reach, offering a variety of investment management products and services to individuals and institutions. Founded in 1936, Russell is a subsidiary of Northwestern Mutual and is headquartered in Tacoma, WA. Russell does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500® for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX 50 IndexTM, and the S&P Latin America 40 IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500® and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P Global BMI Equity Index SeriesTM, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company. S&p does not sponsor, endorse or promote any of the Funds and is not in any way connected to them and does not accept any liability in relation to their issue, operation and trading.

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S-Network Global Indexes LLC is a publisher and developer of proprietary and custom indexes. S-Network was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, S-Network has specialized in indexes, indexation and index-based products, including ETFs. Currently S-Network publishes a total of 119 indexes. S-Network indexes have been licensed to a number of major financial intermediaries in the US and Europe and serve as the basis for ETFs, Structured Products, Mutual Funds and UITs, S-Network indexes are also used by major institutional investors for benchmarking and passive asset management purposes.

Structured Solutions AG (Structured Solutions) is a leading company in the structuring and indexing business for institutional clients. Structured Solutions runs the Solactive index platform (formerly S-BOX platform). Solactive indices are used by issuers worldwide as underlying indices for financial products. Structured Solutions does not sponsor, endorse or promote the Fund and is not in any way connected to it and does not accept any liability in relation to its issue, operation and trading.

The Index Providers do not sponsor, endorse or promote any of the Funds and are not in any way connected to them and do not accept any liability in relation to their issue, operation and trading.

INVESTMENT RESTRICTIONS

Each Fund is subject to the investment policies enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

The Funds:

1.	May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	May not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.	May not act as an underwriter of securities within the meaning of the Securities Act, except as permitted under the Securities Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;
4.	May not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by a Fund as a result of the ownership of securities;
5.	May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
6.	May not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
7.	May not “concentrate” its investments in a particular industry or group of industries: (I) except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries; and (II) except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by Members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

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Notwithstanding these fundamental investment restrictions, each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if a Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 2) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act described in Investment Restriction No. 2, a Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

CURRENT 1940 ACT LIMITATIONS

BORROWING. Investment companies may not borrow money, except that an investment company may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

LOANS. Investment companies may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

CONCENTRATION. For purposes of calculating concentration percentages, investment companies investing in (a) affiliated investment companies are required to look through to the holdings of the affiliated investment companies and include the holdings in calculations of concentration percentages, and (ii) unaffiliated investment companies are required to include the holdings of the unaffiliated investment companies to the extent that they are concentrated in calculations of concentration percentages. In addition, revenue bonds are characterized by the industry in which the revenue is used.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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PORTFOLIO HOLDINGS

Policy On Disclosure Of Portfolio Holdings

The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy is designed to: (i) protect the confidentiality of the Funds’ non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Funds’ portfolio holdings, or information derived from the Funds’ portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if such disclosure has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day portfolio holdings information will be provided to the Transfer Agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on the Funds’ website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, to which the Funds offer and redeem shares (“Global X Order”). Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available Website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, the Funds’ financial printer and the Funds’ proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.

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Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s Website at sec.gov. In addition, the Funds’ Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Website or the operation of the public reference room.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of each Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies and restrictions of the Funds. (For purposes of this discussion and that in the sections below, the term “Funds” means each Fund that has commenced operations.) The Board appoints and oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Funds based on each Fund’s investment policies and restrictions as well as certain agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from the senior personnel of the Trust’s service providers and the Trust’s CCO. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel to the Independent Trustees (as defined below), separate counsel to the Trust and other experts as appropriate, all of whom are selected by the Board.

BOARD STRUCTURE AND RELATED MATTERS. Board members who are not “interested persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Kartik Kiran Shah, an Independent Trustee, serves as Independent Chairman of the Board. The Independent Chairman’s responsibilities include facilitating communication among the Independent Trustees as well as communication between the Independent Trustees and management of the Trust. The Independent Chairman assumes such other duties and performs such activities as he deems necessary or appropriate or which the Board may, from time to time, determine should be handled by the Independent Chairman. The Board considers leadership by an Independent Chairman and the fact that 75 percent of the Board is composed of Independent Trustees to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of shareholders’ interests.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter and procedures approved by the Board that delineate the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each of the Independent Trustee serves on each of these committees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chairman position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each if its committees, whether the Trustees are able to effectively oversee the number of Funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees enhances the Board’s effectiveness.

There are no specific required qualifications for Board membership. The Board believes that different perspectives, viewpoints, professional experience, education and the individual qualities of each of the Board members represent a diversity of experiences and a variety of complementary skills. The Trustees believe that this allows the Board, as a whole, to oversee the business of the Trust (and each of the Funds) in a manner consistent with the best interests of the Funds’ shareholders. However, this discussion shouldn’t be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

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The Board of Trustees met 6 times during the fiscal period ended October 31, 2011. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. As of October 31, 2011 each of the Trustees oversees 86 Funds (35 of which are operational). Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees and officers is c/o Global X Funds, 399 Park Avenue, 32nd floor, New York, New York 10022. Mr. del Ama is considered an interested Trustee due to his affiliation with the Adviser. The Board believes that having an interested person on the Board helps to bring corporate and financial viewpoints that are critical elements in the Board’s decision-making process.

Independent Trustees

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held by Trustees during the Past 5 Years

Sanjay Ram Bharwani (1974)	Trustee (since 2008)	CEO of Risk Advisors Inc. (since 2007) (consulting firm); Chief Information Officer, M. Safra & Co (2004-2006) (hedge fund).	83	None.
Scott R. Chichester1 (1970)	Trustee (since 2008)	Director, President & Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (since 2009) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002-2010) (technology company); and Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).	83	Director of Bayview Acquisition Corp (since 2010).
Kartik Kiran Shah (1977)	Trustee (since 2008)	Independent Consultant, Self-Employed (since 2011) (non-financial services); Director, Wireless Generation (2008-2011) (software); Manager, Amgen (2003-2006) (biotechnology firm).	83	None.

 _______________

[1]	Mr. Chichester is currently married to a sister of Mr. del Ama’s wife. While an “immediate family member” (as defined in Section 2(a)(19) of the 1940 Act) of Mr. del Ama would be considered an Interested Person, Mr. Chichester is not considered an immediate family member for this purpose. Although this fact was taken into consideration in determining whether Mr. Chichester should be considered to be an Independent Trustee for purposes of the Section 2(a)(19) of the 1940 Act, it was determined that this relationship was not one that should disqualify Mr. Chichester from serving as an Independent Trustee of the Trust.

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Interested Trustee/Officers

Name, Address (Year of Birth)	Position(s) Held with Funds	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustees During the Past 5 Years
Bruno del Ama (1976)	Trustee (since 2008), President and Chief Executive Officer (since 2008)	Chief Executive Officer and Chief Compliance Officer, Global X Management Company LLC (since 2008); Head of Global Structured Products Operations at Radian Asset Assurance (2004-2008) (financial services firm).	None.
Jose C. Gonzalez (1976)	Chief Compliance Officer and Chief Financial Officer (since 2008)	Chief Operating Officer, Global X Management Company (since 2008); Founder and President of GWM Group, Inc. (since 2006) (broker-dealer firm).	None.
Daphne Tippens Chisolm (1969)	Secretary (since 2012)	General Counsel, Global X Management Company (since 2011); Founder and President of DT Chisolm Law, P.C. (since 2009) (law firm); Counsel, Dechert (2007-2009) (law firm).	None.
Dianne M. Sulzbach (1977)	Assistant Secretary (since 2011)	Counsel at SEI Investments (since 2010); Associate at Morgan, Lewis & Bockius LLP (2006-2010).	None.
Peter Rodriguez (1962)	Assistant Treasurer (since 2011)	Fund Accounting Director of the Administrator (since 2011); Mutual Fund Trading Director, SEI Global Trust Company (2009-2011); Asset Data Services Director at the Administrator (2006-2009).	None.

In addition to the information set forth in the table above, each Trustee possesses other relevant skills, perspectives, qualifications, attributes, education, and relevant experience. The following provides additional information about certain qualifications and experience of each of the Trustees.

Sanjay Ram Bharwani:  Mr. Bharwani has experience in capital markets, technology, risk management and security valuation, having served as Chief Information Officer of a multi-strategy hedge fund; experience at a capital markets consultancy for emerging markets; and experience at a risk solutions provider.

Scott R. Chichester:  Mr. Chichester, CPA, has experience in accounting and finance, having served as CEO of a payroll business; experience as CFO of a technology start-up; experience as an accountant at a bulge bracket investment bank; experience as an auditor at a Big Four accounting firm.

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Kartik Kiran Shah:  Mr. Shah has experience in organizational design, strategic planning, financial analysis and product development, having served as a senior manager in an education software and consulting business; manager of corporate strategy at a biotechnology company; and as consultant with a major management consulting firm.

Bruno del Ama:  Mr. del Ama has experience in the investment management industry, including organizational experience as chief executive officer of a fund service provider; experience as a manager at a bond insurance company; experience as a consultant.

RISK OVERSIGHT. The Funds are subject to a variety of risks, including (but not limited to) investment risk, financial risk, compliance risk, and operational risk. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of the Trust’s risk management structure by the Adviser. The Adviser, as part of its responsibilities for the day-to-day management and operations of the Funds, is responsible for the day-to-day risk management of the Trust and the Funds. The Adviser seeks to address the day-to-day risk management of the Funds by relying on various procedures, compliance programs, controls and other risk oversight mechanism as well as the assistance of the Trust’s sub-administrator. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the individual Funds. The Board performs its oversight of the risk management structure of the Trust and the Funds directly and, as to certain matters, through its committees (described below). The following provides an overview of the principal aspects of the Board’s oversight of the risk management structure of the Trust and the Funds. The discussion below is not intended to be a complete description of the Board’s oversight of risk management structure of the Trust and the Funds.

The Board recognizes that it is not possible to identity all of the risks that may affect one or more of the Funds nor is it practical to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, the Board understands that (i) it may be necessary to bear certain risks to achieve each Fund’s investment objective and (ii) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. As a result, the Board’s risk management oversight is subject to substantial limitations.

However, the Board has adopted, and periodically reviews, policies and procedures that are designed to address certain of risks to the Trust and the Funds.  In addition, under the general oversight of the Board, the Adviser and the Trust’s other service providers have themselves adopted a variety of processes, policies, procedures and controls designed to address particular risks.  Different processes, policies, procedures and controls are employed with respect to different types of risks.  Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Funds’ investments.

In addition, the Board oversees the management of the Trust’s risk management structure by the Adviser through its review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, including the Trust’s CCO, regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding the Trust’s service providers, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Trust’s compliance program and, in accordance with Rule 38a-1 under the 1940 Act, the Board receives at least annually a written report from the CCO regarding the effectiveness of the Trust’s compliance program. In connection with the CCO’s annual Rule 38a-1 compliance report to the Board, the Independent Trustees meet with the CCO in executive session to discuss the Trust’s compliance program.

Further, the Board regularly receives reports from the Adviser with respect to the Funds’ investments and securities trading and, as necessary, any fair valuation determinations made by the Advisers with respect to certain investments held by the Funds.  As required by law, within two years of the initial approval by the Board of the advisory agreement for each Fund, the Board will be asked to consider the approval of the Investment Advisory Agreement for that Fund. In connection with that process, independent counsel to the Independent Trustees will request on behalf of the Independent Trustees that certain necessary and appropriate information be provided by the Adviser to the Independent Trustees in connection with that consideration and approval process. In addition, the Board members receive reports, presentations and other information from the Adviser regarding each of the Funds. If applicable, in connection with the Board’s consideration of any distribution plan of a Fund under Rule 12b-1 under the 1940 Act, the Board receives reports from the Adviser and other service providers.

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Senior officers of the Trust and Adviser also report regularly to the Board on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives information on internal controls and financial reporting with respect to the Funds matters from the Trust’s independent registered public accounting firm.

STANDING BOARD COMMITTEES

The Board of Trustees currently has two standing committees: an Audit Committee and a Corporate Governance, Nomination and Compensation Committee. Currently, each Independent Trustee serves on each of these committees.

AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. During the fiscal period ended October 31, 2011, the Audit Committee held [ ] meetings.

CORPORATE GOVERNANCE, NOMINATION AND COMPENSATION COMMITTEE. The purposes of the Corporate Governance, Nomination and Compensation Committee are, among other things, to assist the Board of Trustees in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Trust and meetings with management of the Trust concerning the Trust’s operations and the policies and procedures application to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) its identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Corporate Governance, Nomination and Compensation Committee will not consider shareholders’ nominees. During the fiscal period ended October 31, 2011, the Corporate Governance, Nomination and Compensation Committee held [ ] meetings.

TRUSTEE OWNERSHIP OF FUND SHARES

As of December 31, 2011, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of a Fund.

TRUSTEE OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2011, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

No Independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Funds;
•	an officer of the Funds;
•	an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
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•	an officer or an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
•	the investment adviser or principal underwriter of the Funds;
•	an officer of the investment adviser or principal underwriter of the Funds;
•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or
•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

TRUSTEE COMPENSATION

The Interested Trustee is not compensated by the Trust. All of the Independent Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

The compensation shown in this chart is for the fiscal period ended October 31, 2011.

Name of Independent Trustee	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Trust

Sanjay Ram Bharwani	$10,500	$0	$10,500
Scott R. Chichester	$10,500	$0	$10,500
Kartik Kiran Shah	$10,500	$0	$10,500

CODE OF ETHICS

The Trust, the Adviser, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

INVESTMENT ADVISER. The Adviser, Global X Management Company LLC, serves as investment manager to the Funds pursuant to an Investment Advisory Agreement between the Trust and the Adviser. It is registered as an investment adviser with the SEC and is located at 399 Park Avenue, 32nd Floor New York, NY 10022. Bruno del Ama and Jose C. Gonzalez each own more than 25% of the outstanding shares of the Adviser, which was organized in Delaware on March 28, 2008 as a limited liability company.

Pursuant to a Supervision and Administration Agreement between the Trust and the Adviser, the Adviser oversees the operation of the Funds, provides or causes to be furnished the advisory, supervisory, administrative, distribution, transfer agency, custody and all other services necessary for the Fund to operate, and exercises day-to-day oversight over the Funds’ service providers. Under the Supervision and Administration Agreement, the Adviser also bears all the fees and expenses incurred in connection with its obligations under the Supervision and Administration Agreement, including, but not limited to, the costs of various third-party services required by the Funds, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, except those fees and expenses specifically assumed by the Trust on behalf of each Fund.

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Under the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the investment portfolio of each Fund. The ability of the Adviser to successfully implement the Fund's investment strategies will influence the Fund's performance significantly.

Each Fund pays the Adviser a fee (“Management Fee”) for the advisory, supervisory, administrative and other services it requires under an all-in fee structure. Each Fund pays (or will pay, for Funds that have not yet commenced operations) a monthly Management Fee to the Adviser at annual rates set forth in the table below (stated as a percentage of each Fund’s respective average daily net assets).

Fund	Management Fee
Global X FTSE Nordic Region ETF	0.50%
Global X FTSE Norway 30 ETF	0.50%
Global X FTSE Denmark 20 ETF	0.50%
Global X FTSE Finland 25 ETF	0.50%
Global X FTSE Argentina 20 ETF	0.74%
Global X FTSE Colombia 20 ETF	0.68%
Global X Brazil Mid Cap ETF	0.69%
Global X Brazil Consumer ETF	0.77%
Global X Brazil Financials ETF	0.77%
Global X Brazil Industrials ETF	0.77%
Global X Brazil Materials ETF	0.77%
Global X Brazil Utilities ETF	0.77%
Global X China Consumer ETF	0.65%
Global X China Energy ETF	0.65%
Global X China Financials ETF	0.65%
Global X China Industrials ETF	0.65%
Global X China Materials ETF	0.65%
Global X NASDAQ China Technology ETF	0.65%
Global X China Mid Cap ETF	0.65%
Global X Aluminum ETF	0.69%
Global X Copper Miners ETF	0.65%
Global X Pure Gold Miners ETF	0.59%
Global X Lithium ETF	0.75%
Global X Platinum Miners ETF	0.65%
Global X Silver Miners ETF	0.65%
Global X Uranium ETF	0.69%
Global X Emerging Africa ETF	0.63%
Global X Pakistan KSE-30 ETF	0.68%
Global X FTSE United Arab Emirates 20 ETF	0.98%
Global X Gold Explorers ETF	0.65%
Global X FTSE Andean 40 ETF	0.72%
Global X FTSE ASEAN 40 ETF	0.65%
Global X S&P/TSX Venture 30 Canada ETF	0.75%
Global X Next 11 ETF	0.75%
Global X UK Small-Cap ETF	0.59%
Global X Germany Small-Cap ETF	0.59%

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Global X Hong Kong Small-Cap ETF	0.69%
Global X Singapore Small-Cap ETF	0.69%
Global X South Korea Small-Cap ETF	0.69%
Global X Taiwan Small-Cap ETF	0.69%
Global X Rare Earths ETF	0.65%
Global X Strategic Metals ETF	0.65%
Global X Fertilizers/Potash ETF	0.69%
Global X SuperDividend ETF	0.58%
Global X Canada Preferred ETF	0.58%
Global X Auto ETF	0.65%
Global X FTSE Portugal 20 ETF	0.55%
Global X FTSE Ukraine ETF	0.68%
Global X FTSE Greece 20 ETF	0.55%
Global X Hungary ETF	0.68%
Global X Luxembourg ETF	0.55%
Global X FTSE Morocco 20 ETF	0.68%
Global X Czech Republic ETF	0.68%
Global X Slovakia ETF	0.68%
Global X Qatar ETF	0.68%
Global X Kuwait ETF	0.68%
Global X Nigeria ETF	0.68%
Global X FTSE Bangladesh ETF	0.68%
Global X FTSE Sri Lanka ETF	0.68%
Global X Kazakhstan ETF	0.68%
Global X FTSE Frontier Markets ETF	0.68%
Global X Central America ETF	0.68%
Global X Central and Northern Europe ETF	0.55%
Global X Southern Europe ETF	0.55%
Global X Eastern Europe ETF	0.68%
Global X Central Asia ETF	0.68%
Global X Sub-Saharan Africa ETF	0.68%
Global X S&P Pan Arab ETF	0.68%
Global X FTSE Toll Roads & Ports ETF	0.65%
Global X FTSE Railroads ETF	0.65%
Global X Land ETF	0.65%
Global X Cement ETF	0.69%
Global X Advanced Materials ETF	0.69%
Global X Social Media Index ETF	0.65%

Each Fund also bears certain other expenses, which are specifically excluded from being covered under the Management Fee and the Supervision and Administration Agreement (“Excluded Expenses”) and may vary and will affect the total level of expenses paid by the Fund. Such Excluded Expenses include taxes, brokerage fees, commissions and other transaction expenses, interest and extraordinary expenses (such as litigation and indemnification expenses). Certain Funds also bear asset-based custodial fees not covered by the Supervision and Administration Agreement.

The Adviser and its affiliates deal, trade and invest for their own accounts in the types of securities in which a Fund also may invest. The Adviser does not use inside information in making investment decisions on behalf of the Funds.

Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement remains in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the Board of Trustees of the Trust, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the Funds’ shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust, and that it shall be automatically terminated if it is assigned.

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Each of the Supervision and Administration Agreement and the related Investment Advisory Agreement provides that the Adviser shall not be liable to the Funds or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Investment Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render investment advisory services to others.

The Management Fees paid by each Fund that was operational to the Adviser during the fiscal period ended October 31, 2011 are set forth in the chart below.

Fund	Fees Paid for the Fiscal Period Ended October 31, 2009	Fees Paid for the Fiscal Period Ended October 31, 2010	Fees Paid for the Fiscal Period Ended October 31, 2011	Date of Commencement of Investment Operations
Global X FTSE Nordic Region ETF	2,690	33,950	137,085	08/17/2009
Global X FTSE Norway 30 ETF	—	—	205,421	11/9/2010
Global X FTSE Argentina 20 ETF	—	—	20,666	3/2/2011
Global X FTSE Colombia 20 ETF	15,892	221,067	1,087,176	2/5/2009
Global X Brazil Mid Cap ETF	—	32,458	202,169	6/21/2010
Global X Brazil Consumer ETF	—	24,160	226,242	7/7/2010
Global X Brazil Financials ETF	—	8,323	65,842	7/28/2010
Global X China Consumer ETF	—	323,137	1,139,644	11/30/2009
Global X China Energy ETF	—	20,854	47,985	12/15/2009
Global X China Financials ETF	—	338,609	106,172	12/10/2009
Global X China Industrials ETF	—	143,352	51,562	11/30/2009
Global X China Materials ETF	—	132,463	89,639	1/12/2010
Global X NASDAQ China Technology ETF	—	20,303	37,043	12/8/2009
Global X Aluminum ETF	—	—	25,317	1/4/2011
Global X Copper Miners ETF	—	15,452	512,493	4/19/2010
Global X Pure Gold Miners ETF	—	—	13,407	3/14/2011
Global X Lithium ETF	—	72,966	1,085,885	7/22/2010
Global X Silver Miners ETF	—	246,319	2,773,066	4/19/2010
Global X Uranium ETF	—	—	1,323,783	11/4/2010
Global X Gold Explorers ETF	—	—	150,948	11/3/2010
Global X FTSE Andean 40 ETF	—	—	35,613	2/2/2011
Global X FTSE ASEAN 40 ETF	—	—	48,969	2/16/2011
Global X S&P/TSX Venture 30 Canada ETF	—	—	15,687	3/16/2011
Global X Fertilizers/Potash ETF	—	—	69,793	5/25/2011
Global X SuperDividend ETF	—	—	72,139	6/8/2011
Global X Canada Preferred ETF	—	—	16,953	5/24/2011
Global X Auto ETF	—	—	11,112	5/18/2011
Global X FTSE Greece 20 ETF	—	—	—	12/7/2011
Global X Social Media Index ETF	—	—	—	11/14/2011

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PORTFOLIO MANAGERS

Bruno del Ama and Jose C. Gonzalez are primarily responsible for the day-to-day management of the Fund’s investments.

Portfolio Manager’s Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a salary and are eligible to receive an annual bonus. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Funds. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon each Fund’s performance and individual contributions. As shareholders of the Adviser, Bruno del Ama and Jose C. Gonzalez also may benefit economically from any profits generated by the Adviser.

Other Accounts Managed by Portfolio Manager

It is anticipated that the portfolio manager will be responsible for multiple investment accounts, including other investment companies registered under the 1940 Act. As a general matter, certain conflicts of interest may arise in connection with the portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute a Fund’s trades. The Adviser has structured the portfolio manager’s compensation in a manner, and the Funds and the Adviser have adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Funds from being negatively affected as a result of any such conflicts that may arise.

As of October 31, 2011, Bruno del Ama and Jose Gonzalez were responsible for the management of the following accounts:

Name of Portfolio Manager	Other Accounts Managed (As of October 31, 2011)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Bruno del Ama	Registered investment companies	35	$1,352,254,333	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jose C. Gonzalez	Registered investment companies	35	$1,352,254,333	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Although the funds in the Trust that are managed by Messrs. del Ama and Gonzalez may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. del Ama and Gonzalez or the Adviser.

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Disclosure of Securities Ownership

As of the date of this Statement of Additional Information, the Fund’s portfolio managers did not beneficially own any shares of the Funds.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser effects transactions for the Funds with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser and its affiliates do not currently participate in any soft dollar transactions, although the Adviser relies on Section 28(e) of the 1934 Act in effecting or executing transactions for the Funds. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Funds and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds are considered at or about the same time, transactions in such securities are allocated among the Funds in a manner deemed equitable to all of the Funds by the Adviser. Bundling or bunching transactions for the Funds is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to all of the Funds.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Boards of Trustees’ oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds’ and its shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose ("Proxy Voting Policies") and the Adviser has engaged a third party proxy solicitation firm which is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.

I. General Policy

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

In voting to elect board nominees for uncontested seats, the following factors will be taken into account: (i) whether majority of the company’s directors are independent; (ii) whether key board committees are entirely composed of independent directors; (iii) excessive board memberships and professional time commitments to effectively serve the company’s board; and (iv) the attendance record of incumbent directors at board and committee meetings.

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Equity compensation plans will also be reviewed on a case-by-case basis based upon their specific features. For example, stock option plans will be evaluated using criteria such as: (i) whether the plan is performance-based; (ii) dilution to existing shareholders; (iii) the cost of the plan; (iv) whether discounted options are allowed under the plan; (v) whether the plan authorizes the re-pricing of options or reload options without shareholder approval; and (vi) the equity overhang of all plans. Similarly, employee stock purchase plans generally will be supported under the guidelines upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether discounts to employees exceed a threshold amount.

The Proxy Voting Policies provide for review and vote on shareholder proposals on a case-by-case basis. In accordance with this approach, these guidelines support a shareholder proposal upon the compelling showing that it has a substantial economic impact on shareholder value. As such, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value.

II. Record of Proxy Voting

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC’s website at www.sec.gov.

SUB-ADMINISTRATOR

SEI Investments Global Funds Services (“SEIGFS”), located at One Freedom Valley Drive Oaks, PA 19456, serves as Sub-Administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DISTRIBUTOR

The Trust has entered into a Distribution Agreement under which SEI Investments Distribution Co. (“SIDCO”), with principal offices at One Freedom Valley Drive Oaks, PA 19456, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor has no obligation to sell any specific quantity of Fund shares. SIDCO bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all costs of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. No compensation is payable by the Trust to SIDCO for such distribution services. The Distribution Agreement provides that the Trust will indemnify SIDCO against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by SIDCO, or those resulting from the willful misfeasance, bad faith or gross negligence of SIDCO, or SIDCO’s reckless disregard of its duties and obligations under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange.

Additionally, the Adviser or its affiliates may, from time to time, and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor or to otherwise promote the sale of shares.

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CUSTODIAN AND TRANSFER AGENT

Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, MA 02109, serves as Custodian of Funds’ assets. The custodian relationship is managed through SIDCO. As Custodian, BBH has agreed to (1) make receipts and disbursements of money on behalf of each Fund, (2) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Funds concerning the Fund’s operations. BBH does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

As Transfer Agent, BBH has agreed to (1) issue and redeem shares of the Fund, (2) make dividend and other distributions to shareholders of each Fund, (3) respond to correspondence by Funds shareholders and others relating to its duties; (4) maintain shareholder accounts, and (5) make periodic reports to the Funds. As compensation for these services, the Transfer Agent receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (“Declaration”) permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of the Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and non-assessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors of that Fund, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Fund except where allocations of direct expenses can otherwise be fairly made.

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Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund or class.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an Investment Advisory Agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in the fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders to one vote for each share represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, the President or Secretary of the Trust or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

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In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration provides for indemnification of Trustees and officers of the Trust unless the indemnitee is liable to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) the shareholder was a shareholder at the time of the action complained of; (ii) the shareholder was a shareholder at the time demand is made; (iii) the shareholder must make demand to the Trustees before commencing at derivative action on behalf of the Trust; (iv) any shareholders that hold at least 10% of the outstanding shares of the Trust (or 10% of the outstanding shares of the series or class to which such action relates) must join in the request for the Trustees to commence such action; and (v) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or investment portfolio means, with respect to the approval of an Investment Advisory Agreement, a distribution plan or a change in the Fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus. The Depository Trust Company (“DTC”) Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

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Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange on which shares are listed.

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PURCHASE AND REDEMPTION OF CREATION UNITS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Funds’ NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A “Business Day” with respect to each Fund is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. The consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) constituting an optimized representation of the Fund’s Underlying Index and an amount of cash in U.S. dollars computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the “Deposit Amount” which is the market value (per Creation Unit) of the Deposit Securities. The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the net asset value per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

The Adviser makes available through the National Securities Clearing Corporation (“NSCC”) on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of a given Fund until such time as the next-announced Deposit Securities composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes pursuant to changes in the composition of the Fund’s Portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the Underlying Index.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the Underlying Index, or resulting from stock splits and other corporate actions.

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In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Role of the Authorized Participant. Creation Units of shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an Authorized Participant). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of Creation Units an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of shares of a Fund, the Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of the Funds. With respect to a Fund, the Distributor will notify the Adviser and the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). The Custodian shall cause the appropriate local sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cut-Off Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds in U.S. dollars estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Exchange.

Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and the Adviser) to reject any order until acceptance.

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Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered do not conform to the identify and number of shares disseminated through the facilities of the NSCC for that date by the Adviser, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Funds’ Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Trust shall notify a prospective purchaser and/or the Authorized Participant acting on behalf of such person of its rejection of the order of such person. The Trust, the Fund’s Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (that is three Business Days after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Cash Purchase Method. When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In addition, the Trust may in its discretion make Creation Units of any of the other funds available for purchase and redemption in U.S. dollars. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. A fixed purchase transaction fee payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Global X FTSE Nordic Region ETF	$1,400	3%
Global X FTSE Norway 30 ETF	$1,400	3%
Global X FTSE Denmark 20 ETF	$1,400	3%
Global X FTSE Finland 25 ETF	$1,400	3%
Global X FTSE Argentina 20 ETF	$1,000	3%
Global X FTSE Colombia 20 ETF	$2,500	3%
Global X Brazil Mid Cap ETF	$1,900	3%
Global X Brazil Consumer ETF	$1,500	3%
Global X Brazil Financials ETF	$1,500	3%
Global X Brazil Industrials ETF	$1,500	3%
Global X Brazil Materials ETF	$1,500	3%
Global X Brazil Utilities ETF	$1,500	3%
Global X China Consumer ETF	$1,900	3%
Global X China Energy ETF	$1,900	3%
Global X China Financials ETF	$1,900	3%
Global X China Industrials ETF	$1,900	3%
Global X China Materials ETF	$1,900	3%
Global X NASDAQ China Technology ETF	$1,900	3%
Global X China Mid Cap ETF	$1,900	3%
Global X Aluminum ETF	$1,000	3%
Global X Copper Miners ETF	$1,000	3%
Global X Pure Gold Miners ETF	$1,000	3%
Global X Lithium ETF	$1,000	3%
Global X Platinum Miners ETF	$1,000	3%
Global X Silver Miners ETF	$1,000	3%
Global X Uranium ETF	$1,000	3%
Global X Emerging Africa ETF	$2,900	3%

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Global X Pakistan KSE-30 ETF	$3,600	3%
Global X FTSE United Arab Emirates 20 ETF	$2,700	3%
Global X Gold Explorers ETF	$1,000	3%
Global X FTSE Andean 40 ETF	$2,300	3%
Global X FTSE ASEAN 40 ETF	$2,300	3%
Global X S&P/TSX Venture 30 Canada ETF	$1,000	3%
Global X Next 11 ETF	$2,800	3%
Global X UK Small-Cap ETF	$2,000	3%
Global X Germany Small-Cap ETF	$2,000	3%
Global X Hong Kong Small-Cap ETF	$3,300	3%
Global X Singapore Small-Cap ETF	$3,300	3%
Global X South Korea Small-Cap ETF	$2,900	3%
Global X Taiwan Small-Cap ETF	$3,900	3%
Global X Rare Earths ETF	$1,000	3%
Global X Strategic Metals ETF	$1,000	3%
Global X Fertilizers/Potash ETF	$1,000	3%
Global X SuperDividend ETF	$3,800	3%
Global X Canada Preferred ETF	$1,000	3%
Global X Auto ETF	$1,000	3%
Global X FTSE Portugal 20 ETF	$1,000	3%
Global X FTSE Ukraine ETF	$2,300	3%
Global X FTSE Greece 20 ETF	$1,000	3%
Global X Hungary ETF	$1,800	3%
Global X Luxembourg ETF	$1,000	3%
Global X FTSE Morocco 20 ETF	$2,300	3%
Global X Czech Republic ETF	$1,800	3%
Global X Slovakia ETF	$2,700	3%
Global X Qatar ETF	$2,800	3%
Global X Kuwait ETF	$2,900	3%
Global X Nigeria ETF	$2,300	3%
Global X FTSE Bangladesh ETF	$2,300	3%
Global X FTSE Sri Lanka ETF	$2,300	3%
Global X Kazakhstan ETF	$2,700	3%
Global X FTSE Frontier Markets ETF	$5,300	3%
Global X Central America ETF	$2,700	3%
Global X Central and Northern Europe ETF	$1,300	3%
Global X Southern Europe ETF	$1,800	3%
Global X Eastern Europe ETF	$2,200	3%
Global X Central Asia ETF	$2,700	3%
Global X Sub-Saharan Africa ETF	$2,800	3%
Global X S&P Pan Arab ETF	$6,500	3%
Global X FTSE Toll Roads & Ports ETF	$1,000	3%
Global X FTSE Railroads ETF	$1,000	3%
Global X Land ETF	$1,000	3%
Global X Cement ETF	$1,000	3%
Global X Advanced Materials ETF	$1,000	3%
Global X Social Media Index ETF	$1,000	3%

_____________

* As a percentage of the value of the amount invested.

REDEMPTION OF CREATION UNITS

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

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With respect to each Fund the Adviser makes available through the NSCC prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Portfolio Securities”). Portfolio Securities received on redemption may not be identical to Deposit Securities that are applicable to creation of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Portfolio Securities on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Portfolio Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds.

A fixed redemption transaction fee payable to the Custodian is imposed on each redemption transaction. Redemptions of Creation Units for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Fund	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemptions*
Global X FTSE Nordic Region ETF	$1,400	2%
Global X FTSE Norway 30 ETF	$1,400	2%
Global X FTSE Denmark 20 ETF	$1,400	2%
Global X FTSE Finland 25 ETF	$1,400	2%
Global X FTSE Argentina 20 ETF	$1,000	2%
Global X FTSE Colombia 20 ETF	$2,500	2%
Global X Brazil Mid Cap ETF	$1,900	2%
Global X Brazil Consumer ETF	$1,500	2%
Global X Brazil Financials ETF	$1,500	2%
Global X Brazil Industrials ETF	$1,500	2%
Global X Brazil Materials ETF	$1,500	2%
Global X Brazil Utilities ETF	$1,500	2%
Global X China Consumer ETF	$1,900	2%
Global X China Energy ETF	$1,900	2%
Global X China Financials ETF	$1,900	2%
Global X China Industrials ETF	$1,900	2%
Global X China Materials ETF	$1,900	2%
Global X NASDAQ China Technology ETF	$1,900	2%
Global X China Mid Cap ETF	$1,900	2%
Global X Aluminum ETF	$1,000	2%
Global X Copper Miners ETF	$1,000	2%
Global X Pure Gold Miners ETF	$1,000	2%
Global X Lithium ETF	$1,000	2%
Global X Platinum Miners ETF	$1,000	2%
Global X Silver Miners ETF	$1,000	2%

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Global X Uranium ETF	$1,000	2%
Global X Emerging Africa ETF	$2,900	2%
Global X Pakistan KSE-30 ETF	$3,600	2%
Global X FTSE United Arab Emirates 20 ETF	$2,700	2%
Global X Gold Explorers ETF	$1,000	2%
Global X FTSE Andean 40 ETF	$2,300	2%
Global X FTSE ASEAN 40 ETF	$2,300	2%
Global X S&P/TSX Venture 30 Canada ETF	$1,000	2%
Global X Next 11 ETF	$2,800	2%
Global X UK Small-Cap ETF	$2,000	2%
Global X Germany Small-Cap ETF	$2,000	2%
Global X Hong Kong Small-Cap ETF	$3,300	2%
Global X Singapore Small-Cap ETF	$3,300	2%
Global X South Korea Small-Cap ETF	$2,900	2%
Global X Taiwan Small-Cap ETF	$3,900	2%
Global X Rare Earths ETF	$1,000	2%
Global X Strategic Metals ETF	$1,000	2%
Global X Fertilizers/Potash ETF	$1,000	2%
Global X SuperDividend ETF	$3,800	2%
Global X Canada Preferred ETF	$1,000	2%
Global X Auto ETF	$1,000	2%
Global X FTSE Portugal 20 ETF	$1,000	2%
Global X FTSE Ukraine ETF	$2,300	2%
Global X FTSE Greece 20 ETF	$1,000	2%
Global X Hungary ETF	$1,800	2%
Global X Luxembourg ETF	$1,000	2%
Global X FTSE Morocco 20 ETF	$2,300	2%
Global X Czech Republic ETF	$1,800	2%
Global X Slovakia ETF	$2,700	2%
Global X Qatar ETF	$2,800	2%
Global X Kuwait ETF	$2,900	2%
Global X Nigeria ETF	$2,300	2%
Global X FTSE Bangladesh ETF	$2,300	2%
Global X FTSE Sri Lanka ETF	$2,300	2%
Global X Kazakhstan ETF	$2,700	2%
Global X FTSE Frontier Markets ETF	$5,300	2%
Global X Central America ETF	$2,700	2%
Global X Central and Northern Europe ETF	$1,300	2%
Global X Southern Europe ETF	$1,800	2%
Global X Eastern Europe ETF	$2,200	2%
Global X Central Asia ETF	$2,700	2%
Global X Sub-Saharan Africa ETF	$2,800	2%
Global X S&P Pan Arab ETF	$6,500	2%
Global X FTSE Toll Roads & Ports ETF	$1,000	2%
Global X FTSE Railroads ETF	$1,000	2%
Global X Land ETF	$1,000	2%
Global X Cement ETF	$1,000	2%
Global X Advanced Materials ETF	$1,000	2%
Global X Social Media Index ETF	$1,000	2%

_____________

* As a percentage of the value of the amount invested.

Redemption requests in respect of Creation Units must be submitted to the Distributor by or through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request through an Authorized Participant. An Authorized Participant must submit an irrevocable redemption request no later than the earlier of (i) 4:00 p.m., Eastern Time or (ii) the closing time of the trading session on the relevant Fund’s Exchange, on any Business Day in order to receive that Business Day’s NAV.

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The Distributor will provide a list of current Authorized Participants upon request. The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Orders to redeem Creation Unit Aggregations of funds based on foreign indexes must be delivered through an Authorized Participant that has executed an Authorized Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Business Day if: (i) such order is received by the Fund’s Distributor not later than the closing time of the applicable Exchange on the applicable Business Day; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Fund’s Custodian no later than 10:00 a.m., Eastern Time, on the next Business Day following the day the order was transmitted; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. Deliveries of Fund securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods as described in Appendix A.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit of shares being redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on any Business Day and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern Time, on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the Trust and the Trust’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

In connection with taking delivery of shares of Portfolio Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

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Deliveries of redemption proceeds by the Fund generally will be made within three Business Days (that is “T+3”). However, as discussed in Appendix A, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+3 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances. For each country relating to the Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the portfolio securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Portfolio Securities). The Trust may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differ from the exact composition of the Portfolio Securities but does not differ in NAV. Redemptions of shares for Deposit Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units to be redeemed to the Trust, at or prior to 10:00 a.m., Eastern Time, on the Business Day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing shares in accordance with the Trust’s then-effective procedures. The only collateral that is acceptable to the Trust is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Trust. The Trust’s current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be held by the Trust’s Custodian, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or to purchase or sell shares of such Fund on the Exchange, on days when the NAV of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations, rulings and decision under it, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of a Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

FEDERAL - GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, such Fund could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Beginning in 2011, if a RIC fails this 90% source-of-income test it is no longer subject to a 35% penalty as long as such failure was due to reasonable cause and not willful neglect. . Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which each Fund does not hold more than 5% of the value of its total assets in securities of such issuer and as to which each Fund does not hold more than 10% of the outstanding voting securities (including securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.

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Beginning in 2011, if a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million. Such cure right is similar to that previously and currently permitted for a REIT.

Similarly, beginning in 2011, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 35%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund’s current and accumulated earnings and profits.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service.

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income except as described below for qualified dividends.

If an individual, trust or estate receives a regular dividend or qualified dividends qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

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Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date such Fund acquired such stock. Accordingly, to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING

In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine deemed and beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME

Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains.

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CORPORATE DIVIDENDS RECEIVED DEDUCTION

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS

To the extent that the Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of capital gain dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Beginning in 2011, a RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from real estate investment Trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

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Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss that may arise in respect of any termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Internal Revenue Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Internal Revenue Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance may be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If there is a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any), the Fund may be required to distribute amounts in excess of its book income or a portion of Fund distributions may be treated as a return of capital to shareholders. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Commodities. In August, 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

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Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets.

Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements.

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

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Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

SALES OF SHARES

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

FOREIGN TAXES

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes, such Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Funds expect to be able to make this election, though no assurance can be given that they will be able to do so. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

The rules governing foreign tax credits are complex and, therefore, shareholders should consult their own tax Advisors regarding the availability of foreign tax credits in their particular circumstances.

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TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For foreign shareholders of a Fund a distribution attributable to such Fund’s sale of a real estate investment trust or other U.S. real property holding company will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of such Fund’s assets are invested in real estate investment trusts and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. A distribution from a Fund will be treated as attributable to a U.S. real property interest only if such distribution is attributable to a distribution received by such Fund from a real estate investment trust. Restrictions apply regarding wash sales and substitute payment transactions.

COST BASIS REPORTING

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders' cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Prior to January 1, 2012, the Fund will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances. Prior to January 1, 2012, the Fund's shareholders will be notified as to which default tax lot identification method the Fund will use.

For those securities defined as "covered" under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax Advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

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The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET ASSET VALUE

The NAV for each Fund is calculated by deducting all of a Fund’s liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places. The NAV for each Fund will generally be determined by SEIGFS once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund’s NAV, the Fund’s investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. SEIGFS may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the Adviser as investment adviser. Any use of fair value prices, current market valuations or exchange rates different from the prices and rates used by the Index Providers may adversely affect a Fund’s ability to track its underlying index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are declared and paid at least annually and any net realized securities gains are distributed at least annually. To improve tracking error or comply with the distribution requirements of the Internal Revenue Code of 1986, dividends may be declared and paid more frequently than annually for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a registered investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

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Dividends and other distributions of shares are distributed on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

FINANCIAL STATEMENTS

Audited financial statements for the Trust as of October 31, 2011, including the notes thereto, and the reports of Ernst & Young LLP, an independent registered public accounting firm, are incorporated herein by reference from the Trust’s October 31, 2011 Annual Report to shareholders. The Annual Report is delivered with this SAI to shareholders requesting this SAI.

OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Authorized Participants, as of December 31, 2011, the following persons owned, of record or beneficially, 5% or more of the following Funds.

Global X FTSE Nordic Region ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	19.49%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.77%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	7.90%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	5.93%

Global X FTSE Norway 30 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	26.39%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.92%
Curian Capital, LLC. 7601 Technology Way, Denver, CO 80237	7.43%
Goldman Sachs & Co. 85 Broad Street New York, NY 10004	5.99%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.14%

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Global X FTSE Colombia 20 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	28.84%
JP Morgan Chase 270 Park Ave. New York, NY 10017	11.29%
The Bank of New York One Wall Street, 5th floor, New York, NY 10286	10.19%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.95%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.63%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	5.08%

Global X Brazil Mid Cap ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	17.23%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.74%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	7.77%
RBC Capital Markets 1 Liberty Plz # 3, New York, NY 10007	7.16%
JP Morgan Chase 270 Park Ave. New York, NY 10017	5.57%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	5.02%

Global X Brazil Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	18.57%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	14.27%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	10.62%
State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	8.54%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.43%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.76%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.89%

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Global X Brazil Financials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
RBC Capital Markets 1 Liberty Plz # 3, New York, NY 10007	46.76%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	9.88%

Global X China Consumer ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JP Morgan Chase 270 Park Ave. New York, NY 10017	15.41%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	14.90%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	13.31%
The Bank of New York One Wall Street, 5th floor, New York, NY 10286	7.86%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.70%

Global X China Energy ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	22.78%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.61%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.38%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.54%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.14%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	5.13%

Global X China Financials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	36.16%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	23.19%

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Global X China Industrials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	17.93%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	15.70%
JP Morgan Chase 270 Park Ave. New York, NY 10017	11.99%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.31%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.72%
UBS Financial 1285 Avenue of the Americas, New York, NY 10019	6.40%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	6.29%

Global X China Materials ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
JP Morgan Chase 270 Park Ave. New York, NY 10017	17.03%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	16.66%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.85%
CIBC World Markets 300 Madison Ave, New York, NY 10017	9.70%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	6.59%
UBS Financial 1285 Avenue of the Americas, New York, NY 10019	5.41%

Global X China Technology ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	21.36%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	20.75%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	15.42%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.37%

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Global X Copper Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	14.40%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	13.72%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.97%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.32%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.32%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	5.13%

Global X Lithium ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	23.48%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	10.59%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	9.19%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.01%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.50%

Global X Silver Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	15.55%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.12%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	12.39%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	8.10%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	6.09%

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Global X Uranium ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	16.79%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.59%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.17%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.28%

Global X FTSE Argentina 20 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
RBC Capital Markets 1 Liberty Plz # 3, New York, NY 10007	15.28%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	12.90%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.46%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	8.07%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.52%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	6.62%

Global X Aluminum ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	21.84%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	19.09%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.61%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.41%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	6.10%

Global X Pure Gold Miners ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	19.28%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.00%
Raymond James Financial 880 Carillon Parkway, St. Petersburg, FL 33716	9.85%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.88%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	6.41%
Scottrade 12800 Corporate Hill Dr., St. Louis, MO 63131	5.97%
LPL Financial One Beacon Street 22nd Floor, Boston, MA 02108	5.41%

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Global X Gold Explorers ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.94%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	12.54%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.47%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	6.82%
Citigroup Inc. 399 Park Avenue New York, NY 10043	6.42%
Scottrade 12800 Corporate Hill Dr., St. Louis, MO 63131	6.41%

Global X FTSE Andean 40 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	17.19%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.18%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	11.74%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	11.03%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.30%
JP Morgan Chase 270 Park Ave. New York, NY 10017	5.62%

Global X FTSE ASEAN 40 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Raymond James Financial 880 Carillon Parkway, St. Petersburg, FL 33716	19.91%
R.W. Baird & Co. 777 East Wisconsin Avenue, Milwaukee, WI 53202	16.16%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	8.82%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	7.34%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	6.99%
The Bank of New York One Wall Street, 5th floor, New York, NY 10286	5.52%
Morgan Stanley Smith Barney 1585 Broadway New York, NY 10036	5.02%

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Global X S&P/TSX Venture 30 Canada ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	23.15%
JP Morgan Chase 270 Park Ave. New York, NY 10017	15.99%
E*Trade 135 East 57th Street, New York, NY 10022	9.24%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	6.95%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.60%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	5.71%

Global X Fertilizers/Potash ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	19.34%
Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	13.69%
First Clearing LLC 901 East Byrd St 15th FL Richmond, VA 23219	8.98%

Global X SuperDividend ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	19.85%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	10.81%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	10.64%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	7.74%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.49%

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Global X Canada Preferred ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	20.17%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	12.80%
Pershing LLC 1 Pershing Plaza, Jersey City, NJ 07399	11.48%
JP Morgan Chase 270 Park Ave. New York, NY 10017	9.36%
ML SFKPG 101 Hudson Street, 8th Fl., Jersey City, NJ 07302	8.63%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.60%
TD Waterhouse 100 Wall St New York, NY 10005	6.23%

Global X Auto ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
State Street Bank & Trust 800 Boylston Street Boston, Massachusetts 02116	73.33%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	11.28%

Global X FTSE Greece 20 ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Citigroup Inc. 399 Park Avenue New York, NY 10043	66.80%
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	21.14%

Global X Social Media Index ETF

Name and Address of Beneficial Owner	Percentage of Outstanding Shares of Fund Owned
Merrill Lynch & Co. Inc. 4 World Financial Center FL 23, New York, NY 10080	30.16%
National Financial Services, LLC 200 Liberty Street, NY4F New York, NY 10281	21.11%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.02%
TD Ameritrade, Inc. 1005 N Ameritrade Place Bellevue, NE 68005	7.07%

COUNSEL

Dechert LLP, with offices at 1775 I Street Washington, DC 20006-2401, is counsel to the Independent Trustees of each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.

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SECURITIES LENDING AGENT

Citibank, N.A. (“Citi”) acts as the securities lending agent for the Trust. In its capacity as securities lending agent, Citi, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Trust portfolios and invests the cash collateral in accordance with the Adviser's instructions. The securities lending agents will receive fees from each Fund and such fee will be calculated on, and deducted from, that Fund's securities lending revenues.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days. Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances.

The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates of the Regular Holidays in calendar year 2012 are:

Argentina:

January 6	April 5	May 25	December 25
January 9	April 6	June 17	December 31
March 24	April 8	October 15
April 2	May 1	December 24

Australia:

January 2	April 6	June 6	October 1
January 26	April 25	June 11	November 6
March 5	May 7	August 6	December 25
March 12	May 21	August 15	December 31

Austria:

January 6	May 17	October 26	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24
May 1	August 15	December 25

Belgium:

April 6	May 18	December 25
April 9	May 28	December 26
May 1	August 15
May 17	November 1

A-1

Brazil:

January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20

Canada:

January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25

Chile:

April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31

China:

January 2	January 27	May 3	October 1	November 12
January 16	January 30	May 4	October 2	November 22
January 23	January 31	May 7	October 3	December 25
January 24	February 20	May 28	October 4
January 25	May 1	July 4	October 5
January 26	May 2	September 3	October 8

Colombia:

January 9	May 21	July 20	November 5
March 19	June 11	August 7	November 12
April 5	June 18	August 20	December 25
April 6	July 2	October 15	December 31

Czech Republic:

April 9	July 6	December 26
May 1	September 28	December 31
May 8	December 24
July 5	December 25

Denmark:

January 1	May 4	December 24
April 5	May 17	December 25
April 6	May 18	December 26
April 9	June 5

Egypt:

January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

Finland:

January 6	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31
May 1	December 24

A-2

France:

April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25

Germany:

January 6	May 1	August 15	December 25
February 20	May 17	October 3	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24

Greece:

January 6	April 13	August 15
February 27	April 16	December 25
April 6	May 1	December 26
April 9	June 4

Hong Kong:

January 2	April 6	October 1	December 25
January 23	April 9	October 2	December 26
January 24	May 1	October 23	December 31
April 4	July 2	December 24

Hungary:

March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24

India:

January 26	April 4	July 2	September 19	November 13
February 20	April 6	August 15	September 29	November 15
March 8	April 14	August 18	October 2	November 28
March 23	May 1	August 20	October 24	December 25
April 2	June 30	August 22	October 27

Indonesia:

January 23	May 17	August 21	October 26	December 25
February 6	June 18	August 22	November 15	December 26
March 23	August 17	August 23	November 16	December 31
April 6	August 20	August 24	December 24

Ireland:

January 2	May 1	October 29	December 27
March 19	May 7	December 24
April 6	June 4	December 25
April 9	August 6	December 26

Israel:

March 8	April 26	September 16	September 26	October 8
April 12	April 27	September 17	September 30
April 13	May 27	September 18	October 1
April 25	July 29	September 25	October 7

Italy:

January 6	May 1	December 24
April 6	June 29	December 25
April 9	August 15	December 26
April 25	November 1	December 31

A-3

Japan:

January 2	April 30	July 16	November 3
January 3	May 3	September 17	December 24
January 9	May 4	October 8	December 31
March 20	May 5	November 23

Malaysia:

January 2	February 6	May 31	August 31	December 25
January 23	May 1	June 2	October 26
January 24	May 7	August 20	November 13
February 1	May 30	August 21	November 15

Mexico:

February 6	April 6	November 20
March 19	May 1	December 12
March 21	November 2	December 25
April 5	November 19

Netherlands:

April 6	May 1	December 25
April 9	May 17	December 26
April 30	May 28

New Zealand:

January 2	April 9	December 25
January 3	April 25	December 26
January 30	June 4
April 6	October 22

Norway:

January 1	April 8	May 27
April 1	April 9	May 28
April 5	May 1	December 25
April 6	May 17	December 26

Peru:

April 5	August 30	December 25
April 6	October 8	December 31
May 1	November 1
June 29	December 24

Philippines:

April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25

Poland:

April 6	June 7	December 26
April 9	August 15
May 1	November 1
May 3	December 26

A-4

Portugal:

February 21	May 1	October 5	December 26
April 6	June 7	November 1
April 9	June 13	December 24
April 25	August 15	December 25

Russia:

January 2	January 6	March 8	May 9	December 31
January 3	January 9	March 9	June 11
January 4	February 23	April 30	June 12
January 5	February 24	May 1	November 5

Singapore:

January 2	May 5	October 26
January 23	May 7	November 13
April 6	August 9	December 25
May 1	August 20

South Africa:

January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24

South Korea:

January 23	April 11	June 6	October 3	December 31
January 24	April 12	July 17	December 19
March 1	May 1	August 15	December 20
April 5	May 28	October 1	December 25

Spain:

January 6	April 9	August 15	December 6
March 20	May 1	October 12	December 25
April 5	May 2	November 1	December 26
April 6	May 15	November 9

Sweden:

January 6	May 17	December 25
April 6	June 6	December 26
April 9	June 22	December 31
May 1	December 24

Switzerland:

January 2	April 9	June 7	September 6	December 26
January 6	May 1	June 29	November 1	December 31
March 19	May 17	August 1	December 24
April 6	May 28	August 15	December 25

Taiwan:

January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28
January 24	April 4

A-5

Thailand:

January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5

Turkey:

April 23	October 25
August 20	October 26
August 21	October 28
August 30	October 29

United Kingdom:

January 2	May 28
April 6	August 27
April 9	December 25
May 7	December 26

The dates of the Regular Holidays in calendar year 2013 are:

Argentina:

January 1	April 1	June 16	October 12
March 24	April 2	June 17	October 19
March 28	May 1	July 9	December 18
March 29	May 25	August 19	December 25

Australia:

January 1	March 29	May 20	August 14	December 25
January 28	April 1	June 3	September 30	December 26
March 4	April 25	June 10	October 7
March 11	May 6	August 5	November 5

Austria:

January 1	May 9	November 1	December 31
March 29	May 20	December 24
April 1	May 30	December 25
May 1	August 15	December 26

Belgium:

January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

Brazil:

January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25

Canada:

January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

A-6

Chile:

January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19

China:

January 1	February 12	May 1	July 4	October 3	November 28
January 21	February 13	May 2	September 2	October 4	December 25
February 7	February 14	May 3	September 30	October 7
February 8	February 15	May 6	October 1	October 14
February 11	February 18	May 7	October 12	November 11

Colombia:

January 1	March 29	June 10	October 14	December 31
January 7	May 1	July 1	November 4
March 25	May 13	August 7	November 11
March 28	June 3	August 19	December 25

Czech Republic:

January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

Denmark:

January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 19	December 26
April 1	June 5	December 31

Egypt:

January 1	May 1	July 23	October 6	November 4
January 7	May 5	August 7	October 14	November 5
January 24	May 6	August 8	October 15
April 25	July 1	August 11	October 16

Finland:

January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

France:

January 1	May 8	December 25
March 29	May 9	December 26
April 1	August 15
May 1	November 1

Germany:

January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

A-7

Greece:

January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

Hong Kong:

January 1	April 1	June 12	October 14	December 31
February 11	April 4	July 1	December 24
February 12	May 1	September 20	December 25
March 29	May 17	October 1	December 26

Hungary:

January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26

India:

January 25	April 11	May 25	August 15	October 16	December 25
January 26	April 19	June 29	August 22	November 4
March 27	April 20	July 1	September 9	November 5
March 29	April 23	August 9	September 30	November 14
April 1	May 1	August 10	October 2	November 15

Indonesia:

January 1	April 11	August 8	October 15	December 25
January 25	May 9	August 9	November 4	December 26
March 12	June 7	August 12	November 5	December 30
March 29	August 7	August 13	December 24	December 31

Ireland:

January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

Israel:

February 24	April 1	May 15	September 6	September 25
March 25	April 14	July 16	September 13	September 26
March 26	April 15	September 4	September 18
March 31	May 14	September 5	September 19

Italy:

January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

Japan:

January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31

Malaysia:

January 1	February 12	May 30	August 8	November 4
January 24	May 1	May 31	August 9	November 5
February 1	May 24	June 1	August 31	December 25
February 11	May 25	August 7	October 15

A-8

Mexico:

January 1	March 21	September 16	December 25
February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12

Netherlands:

January 1	April 30	May 20
March 29	May 1	December 25
April 1	May 9	December 26

New Zealand:

January 1	February 6	June 3
January 2	March 29	October 28
January 21	April 1	December 25
January 28	April 25	December 26

Norway:

January 1	May 1	November 9
March 28	May 1	December 25
March 29	May 17	December 26
April 1	May 20

Peru:

January 1	July 29	December 24
March 28	August 30	December 25
March 29	October 8	December 31
May 1	November 1

Philippines:

January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

Poland:

January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

Portugal:

January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

Russia:

January 1	January 7	March 8	June 12
January 2	January 8	May 1	November 4
January 3	January 9	May 9
January 4	February 25	May 10

A-9

Singapore:

January 1	May 1	August 9	December 25
February 11	May 24	October 15
February 12	May 25	November 2
March 29	August 8	November 4

South Africa:

January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24

South Korea:

January 1	May 1	August 15	October 3
February 11	May 17	September 18	December 25
March 1	June 6	September 19	December 31
April 5	July 17	September 20

Spain:

January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

Sweden:

January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

Switzerland:

January 1	April 1	May 30	November 1	December 31
January 2	May 1	August 1	December 24
March 19	May 9	August 15	December 25
March 29	May 20	September 5	December 26

Taiwan:

January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

Thailand:

January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

Turkey:

January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

United Kingdom:

January 1	May 27
March 29	August 26
April 1	December 25
May 6	December 26

A-10

Redemption: The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Fund.

In the calendar year 2012, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

Australia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
04/03/2012	04/11/2012	8
04/04/2012	04/12/2012	8
04/05/2012	04/13/2012	8
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Austria:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Brazil:

Redemption Request Date	Redemption Settlement Date	Settlement Period
2/15/2012	2/23/2012	8
2/16/2012	2/24/2012	8
2/17/2012	2/27/2012	10

China:

Redemption Request Date	Redemption Settlement Date	Settlement Period
1/18/2012	2/1/2012	14
1/19/2012	2/2/2012	14
1/20/2012	2/3/2012	14
4/26/2012	5/8/2012	12
4/27/2012	5/9/2012	12
4/30/2012	5/10/2012	10
9/26/2012	10/9/2012	13
9/27/2012	10/10/2012	13
9/28/2012	10/11/2012	13

A-11

The Czech Republic:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Egypt:

Redemption Request Date	Redemption Settlement Date	Settlement Period
8/14/2012	8/22/2012	8
8/15/2012	8/23/2012	8
8/16/2012	8/24/2012	8

Finland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
4/2/2012	4/10/2012	8
4/3/2012	4/11/2012	8
4/4/2012	4/12/2012	8
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Greece:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Hungary:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Indonesia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
8/14/2012	8/27/2012	13
8/15/2012	8/28/2012	13
8/16/2012	8/29/2012	13

Ireland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/28/2012	9
12/20/2012	12/31/2012	11
12/21/2012	1/1/2013	11

A-12

Israel:

Redemption Request Date	Redemption Settlement Date	Settlement Period
4/4/2012	4/15/2012	11
4/5/2012	4/16/2012	11
9/12/2012	9/20/2012	8
9/13/2012	9/23/2012	10

Italy:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Japan:

Redemption Request Date	Redemption Settlement Date	Settlement Period
4/27/2012	5/7/2012	10

Malaysia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
1/31/2012	2/8/2012	8

Philippines:

Redemption Request Date	Redemption Settlement Date	Settlement Period
4/2/2012	4/10/2012	8
4/3/2012	4/11/2012	8
4/4/2012	4/12/2012	8

Poland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

Portugal:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	12/31/2012	10

A-13

Russia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
3/2/2012	3/12/2012	10
3/5/2012	3/13/2012	8
3/6/2012	3/14/2012	8

South Africa:

Redemption Request Date	Redemption Settlement Date	Settlement Period
3/14/2012	3/22/2012	8
3/15/2012	3/23/2012	8
3/16/2012	3/26/2012	10
3/19/2012	3/27/2012	8
3/20/2012	3/28/2012	8
3/30/2012	4/10/2012	11
4/2/2012	4/11/2012	9
4/3/2012	4/12/2012	9
4/4/2012	4/13/2012	9
4/5/2012	4/16/2012	11
4/20/2012	4/30/2012	10
4/23/2012	5/2/2012	9
4/24/2012	5/3/2012	9
4/25/2012	5/4/2012	9
4/26/2012	5/7/2012	11
4/30/2012	5/8/2012	8
8/2/2012	8/10/2012	8
8/3/2012	8/13/2012	10
8/6/2012	8/14/2012	8
8/7/2012	8/15/2012	8
8/8/2012	8/16/2012	8
9/17/2012	9/25/2012	8
9/18/2012	9/26/2012	8
9/19/2012	9/27/2012	8
9/20/2012	9/28/2012	8
9/21/2012	10/1/2012	10
12/10/2012	12/18/2012	8
12/11/2012	12/19/2012	8
12/12/2012	12/20/2012	8
12/14/2012	12/24/2012	8
12/13/2012	12/21/2012	10
12/14/2012	12/24/2012	9
12/19/2012	12/27/2012	9
12/20/2012	12/28/2012	11
12/21/2012	1/1/2013	11
12/24/2012	1/2/2013	9

Spain:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

A-14

Sweden:

Redemption Request Date	Redemption Settlement Date	Settlement Period
4/2/2012	4/10/2012	8
4/3/2012	4/11/2012	8
4/4/2012	4/12/2012	8
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	12/31/2012	10

Switzerland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	12/31/2012	10

Taiwan:

Redemption Request Date	Redemption Settlement Date	Settlement Period
1/19/2012	1/30/2012	11
1/20/2012	1/31/2012	11

Turkey:

Redemption Request Date	Redemption Settlement Date	Settlement Period
10/19/2012	10/30/2012	11
10/22/2012	10/31/2012	9
10/23/2012	11/1/2012	9

United Kingdom:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2012	12/27/2012	8
12/20/2012	12/28/2012	8
12/21/2012	1/1/2013	11

In the calendar year 2013, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:

A-15

Austria:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

China:

Redemption Request Date	Redemption Settlement Date	Settlement Period
2/4/2013	2/19/2013	15
2/4/2013	2/20/2013	15
2/4/2013	2/21/2013	15
4/26/2013	5/8/2013	12
4/29/2013	5/9/2013	10
4/30/2013	5/10/2013	10
9/25/2013	10/8/2013	13
9/26/2013	10/9/2013	13
9/27/2013	10/10/2013	13

The Czech Republic:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

Egypt:

Redemption Request Date	Redemption Settlement Date	Settlement Period
10/8/2013	10/17/2013	9
10/9/2013	10/18/2013	9
10/10/2013	10/21/2013	11
10/29/2013	11/6/2013	8
10/30/2013	11/7/2013	8
10/31/2013	11/8/2013	8

Finland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

Germany:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

A-16

Hungary:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	12/31/2013	8

Indonesia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
8/2/2013	8/14/2013	12
8/5/2013	8/15/2013	10
8/6/2013	8/16/2013	10
12/19/2013	12/27/2013	8
12/20/2013	1/2/2014	13
12/23/2013	1/3/2014	11

Ireland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/30/2013	11
12/20/2013	12/31/2013	11
12/23/2013	1/2/2014	10

Italy:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

Malaysia:

Redemption Request Date	Redemption Settlement Date	Settlement Period
8/2/2013	8/12/2013	10
8/5/2013	8/13/2013	8
8/6/2013	8/14/2013	8

Philippines:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/23/2013	1/2/2014	10

Portugal:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	12/31/2013	8

A-17

South Africa:

Redemption Request Date	Redemption Settlement Date	Settlement Period
3/14/2013	3/22/2013	8
3/15/2013	3/25/2013	10
3/18/2013	3/26/2013	8
3/19/2013	3/27/2013	8
3/20/2013	3/28/2013	8
3/22/2013	4/2/2013	11
3/25/2013	4/3/2013	8
3/26/2013	4/4/2013	8
3/27/2013	4/5/2013	8
3/28/2013	4/8/2013	11
4/24/2013	5/2/2013	8
4/25/2013	5/3/2013	8
4/26/2013	5/6/2013	10
4/29/2013	5/7/2013	8
4/30/2013	5/8/2013	8
6/10/2013	6/18/2013	8
6/11/2013	6/19/2013	8
6/12/2013	6/20/2013	8
6/13/2013	6/21/2013	8
6/14/2013	6/24/2013	10
8/2/2013	8/12/2013	10
8/5/2013	8/13/2013	8
8/6/2013	8/14/2013	8
8/7/2013	8/15/2013	8
8/8/2013	8/16/2013	8
9/17/2013	9/25/2013	8
9/18/2013	9/26/2013	8
9/19/2013	9/27/2013	8
9/20/2013	9/30/2013	10
9/23/2013	10/1/2013	8
12/11/2013	12/19/2013	8
12/12/2013	12/20/2013	8
12/13/2013	12/23/2013	10
12/18/2013	12/27/2013	9
12/19/2013	12/30/2013	11
12/20/2013	12/31/2013	11
12/23/2013	1/2/2014	10
12/24/2013	1/3/2014	10

Spain:

Redemption Request Date	Redemption Settlement Date	Settlement Period
3/25/2013	4/2/2013	8
3/26/2013	4/3/2013	8
3/27/2013	4/4/2013	8

A-18

Sweden:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

Switzerland:

Redemption Request Date	Redemption Settlement Date	Settlement Period
12/19/2013	12/27/2013	8
12/20/2013	12/30/2013	10
12/23/2013	1/2/2014	10

Taiwan:

Redemption Request Date	Redemption Settlement Date	Settlement Period
2/5/2013	2/15/2013	10
2/6/2013	2/18/2013	12

Turkey:

Redemption Request Date	Redemption Settlement Date	Settlement Period
10/10/2013	10/21/2013	11
10/11/2013	10/22/2013	11

A-19

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.

I. Index and Security Futures Contracts

A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. A Fund may also engage in transactions in foreign stock index futures.

II. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.

III. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

B-1

IV. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.
In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

B-2

Successful use of futures by Funds is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

V. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

B-3

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	Certificate of Trust dated as of March 6, 2008. 1/

	(2)	Declaration of Trust. 2/

	(3)	Amended and Restated Schedule A to the Declaration of Trust dated December 5, 2008. 5/

	(4)	Amended and Restated Schedule A to the Declaration of Trust dated September 18, 2009. 6/

	(5)	Amended and Restated Schedule A to the Declaration of Trust dated April 6, 2010. 8/

	(6)	Amended and Restated Schedule A to the Declaration of Trust dated June 9, 2010. 9/

	(7)	Amended and Restated Schedule A to the Declaration of Trust dated August 27, 2010. 11/

	(8)	Amended and Restated Schedule A to the Declaration of Trust dated November 17, 2010. 13/

	(9)	Amended and Restated Schedule A to the Declaration of Trust dated February 25, 2011. 15/

	(10)	Amended and Restated Schedule A to the Declaration of Trust dated May 11, 2011. 16/

	(11)	Amended and Restated Schedule A to the Declaration of Trust dated August 19, 2011. 17/

	(12)	Amended and Restated Schedule A to the Declaration of Trust dated November 11, 2011. 18/

(b)		By-Laws of the Registrant. 2/

(c)		Not Applicable.

(d)	(1)	Form of Investment Advisory Agreement. 2/

	(2)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 5/

	(3)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 6/

	(4)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 8/

	(5)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 9/

	(6)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 11/

	(7)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 13/

	(8)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 15/

	(9)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 16/

	(10)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 17/

	(11)	Amended and Restated Exhibit A to the Investment Advisory Agreement. 18/

(e)	(1)	Form of Distribution Agreement. 2/

	(2)	Form of Amendment to the Distribution Agreement. 6/

	(3)	Amendment to the Distribution Agreement. 8/

	(4)	Amendment to the Distribution Agreement. 9/

	(5)	Amendment to the Distribution Agreement. 11/

(f)		Not Applicable.

(g)	(1)	Form of Custodian Agreement. 2/

	(2)	Form of Amendment to the Custodian Agreement. 6/

	(3)	Amendment to the Custodian Agreement. 8/

	(4)	Amendment to the Custodian Agreement. 9/

	(5)	Amendment to the Custodian Agreement. 11/

	(6)	Amendment to the Custodian Agreement. 13/

	(7)	Amendment to the Custodian Agreement. 15/

	(8)	Amendment to the Custodian Agreement. 16/

	(9)	Amendment to the Custodian Agreement. 17/

	(10)	Amendment to the Custodian Agreement. 18/

	(11)	Amendment to the Custodian Agreement. 19/

(h)	(1)	Form of Transfer Agent Services Agreement. 2/

	(2)	Amendment to the Transfer Agent Services Agreement. 6/

	(3)	Amendment to the Transfer Agent Services Agreement. 8/

	(4)	Amendment to the Transfer Agent Services Agreement. 9/

	(5)	Amendment to the Transfer Agent Services Agreement. 11/

	(6)	Amendment to the Transfer Agent Services Agreement. 13/

	(7)	Amendment to the Transfer Agent Services Agreement. 15/

	(8)	Amendment to the Transfer Agent Services Agreement. 16/

	(9)	Amendment to the Transfer Agent Services Agreement. 17/

	(10)	Amendment to the Transfer Agent Services Agreement. 18/

	(11)	Amendment to the Transfer Agent Services Agreement. 19/

	(12)	Form of Administration Agreement. 2/

	(13)	Form of Supervision and Administration Agreement. 3/

	(14)	Amended and Restated Schedule A dated December 5, 2008 to the Supervision and Administration Agreement. 5/

	(15)	Amended and Restated Schedule A dated September 18, 2009 to the Supervision and Administration Agreement. 6/

	(16)	Amended and Restated Schedule A dated February 26, 2010 to the Supervision and Administration Agreement. 7/

	(17)	Amended and Restated Schedule A dated April 6, 2010 to the Supervision and Administration Agreement. 8/

	(18)	Amended and Restated Schedule A dated June 9, 2010 to the Supervision and Administration Agreement. 9/

	(19)	Amended and Restated Schedule A dated August 27, 2010 to the Supervision and Administration Agreement. 11/

	(20)	Amended and Restated Schedule A dated November 17, 2010 to the Supervision and Administration Agreement. 13/

	(21)	Amended and Restated Schedule A dated February 25, 2011 to the Supervision and Administration Agreement. 15/

	(22)	Amended and Restated Schedule A dated May 11, 2011 to the Supervision and Administration Agreement. 16/

	(23)	Amended and Restated Schedule A dated August 19, 2011 to the Supervision and Administration Agreement. 17/

	(24)	Amended and Restated Schedule A dated November 11, 2011 to the Supervision and Administration Agreement. 18/

	(25)	Amended and Restated Supervision and Administration Agreement*

	(26)	Form of Sub-Administration Agreement. 6/

	(27)	Amendment to the Sub-Administration Agreement. 8/

	(28)	Form of Sub-License Agreement. 3/

(i)	(1)	Opinion and Consent of Fund Counsel. *

(j)	(1)	Consent of Ernst & Young, LLP. *
	(2)	Consent of Sanville & Company*

(k)		Not applicable

(l)		Initial Capital Agreement. 3/

(m)	(1)	Form of Distribution and Service Plan. 3/

	(2)	Amended and Restated Schedule A to the Distribution and Service Plan. 6/

	(3)	Amended and Restated Schedule A to the Distribution and Service Plan. 9/

	(4)	Amended and Restated Schedule A to the Distribution and Service Plan. 11/

	(5)	Amended and Restated Schedule A to the Distribution and Service Plan. 13/

	(6)	Amended and Restated Schedule A to the Distribution and Service Plan. 15/

	(7)	Amended and Restated Schedule A to the Distribution and Service Plan. 16/

	(8)	Amended and Restated Schedule A to the Distribution and Service Plan. 17/

	(9)	Amended and Restated Schedule A to the Distribution and Service Plan. 18/

(n)		Not applicable

(o)		Not applicable

(p)	(1)	Code of Ethics of Global X Funds and Global X Management Company LLC. 5/

	(2)	Code of Ethics of Distributor. 5/

(q)		Power of Attorney. 3/

(r)	(1)	Form of Index Sub-License Agreement. 3/

	(2)	Amendment and Restated Schedules A and B to the Index Sub-License Agreement. 8/

	(3)	Amendment and Restated Schedules A and B to the Index Sub-License Agreement. 9/

(s)		Form of Authorized Participation Agreement. 3/

*/ Filed herewith.

1/ Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-151713, filed June 17, 2008.

2/ Incorporated by reference from the Registrant’s Pre-effective Amendment #1, SEC File No. 333-151713, filed August 15, 2008.

3/ Incorporated by reference from the Registrant’s Pre-effective Amendment #1, SEC File No. 333-151713, filed October 27, 2008.

4/ Incorporated by reference from the Registrant’s Pre-effective Amendment #1, SEC File No. 333-151713, filed November 3, 2008.

5/ Incorporated by reference from the Registrant’s Post-effective Amendment #2, SEC File No. 333-151713, filed January 20, 2009.

6/ Incorporated by reference from the Registrant’s Post-effective Amendment #4, SEC File No. 333-151713, filed November 16, 2009.

7/ Incorporated by reference from the Registrant’s Post-effective Amendment #7, SEC File No. 333-151713, filed February 26, 2010.

8/ Incorporated by reference from the Registrant’s Post-effective Amendment #9, SEC File No. 333-151713, filed April 16, 2010

9/ Incorporated by reference from the Registrant’s Post-effective Amendment #11, SEC File No. 333-151713, filed June 16, 2010

10/ Incorporated by reference from the Registrant’s Post-effective Amendment #13, SEC File No. 333-151713, filed July 16, 2010

11/ Incorporated by reference from the Registrant’s Post-effective Amendment #15, SEC File No. 333-151713, filed October 27, 2010

12/ Incorporated by reference from the Registrant’s Post-effective Amendment #19, SEC File No. 333-151713, filed December 30, 2010

13/ Incorporated by reference from the Registrant’s Post-effective Amendment #20, SEC File No. 333-151713, filed January 10, 2011

14/ Incorporated by reference from the Registrant’s Post-effective Amendment #21, SEC File No. 333-151713, filed January 26, 2011

15/ Incorporated by reference from the Registrant’s Post-effective Amendment #31, SEC File No. 333-151713, filed May 3, 2011

16/ Incorporated by reference from the Registrant’s Post-effective Amendment #32, SEC File No. 333-151713, filed May 11, 2011

17/ Incorporated by reference from the Registrant’s Post-effective Amendment #41, SEC File No. 333-151713, filed September 20, 2011

18/ Incorporated by reference from the Registrant’s Post-effective Amendment #52, SEC File No. 333-151713, filed November 22, 2011.

19/ Incorporated by reference from the Registrant’s Post-effective Amendment #59, SEC File No. 333-151713, filed February 3, 2012.

Item 24.	Persons Controlled by or Under Common Control with the Fund

None.

Item 25.	Indemnification

Section 3 of Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(2) to the Registrant’s Registration Statement provides that, subject to the exceptions and limitations contained in the By-Laws, each Trustee or officer of the Registrant (“Covered Person”) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with the defense of any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and that expenses in connection with the defense of any proceeding of the character described above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law. No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant.

The Registrant’s financial obligations arising from the indemnification provided herein or in the By-Laws may be insured by policies maintained by the Registrant, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Registrant’s personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

Expenses in connection with the defense of any proceeding of the character described in paragraph (a) of Section 3 may be advanced by the Registrant (or its series) from time to time prior to final disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Registrant (or series) if it is ultimately determined that he is not entitled to indemnification under Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither “interested persons” of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

Section 2 of Article VII of the Registrant’s By-Laws filed as Exhibit (b) to the Registrant’s Registration Statement further provides that, with respect to indemnification of the Trustees and officers, the Registrant shall, subject to certain exceptions and limitations, indemnify its Trustees and officers to the fullest extent consistent with state law and the 1940 Act. Without limitation of the foregoing, the Registrant shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Registrant, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Registrant may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The indemnification and other rights provided by Article VII shall continue as to a person who has ceased to be a Trustee or officer of the Registrant. In no event will any revision, amendment or change to the By-Laws affect in any manner the rights of any Trustee or officer of the Trust to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Trustee or officer in connection with any proceeding in which the Trustee or officer becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Trustee or officer in the settlement of such proceeding) with respect to any act or omission of such Trustee or officer that occurred or is alleged to have occurred prior to the time such revision, amendment or change to the By-Laws is made.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Section 7 of Article III of the Registrant’s Declaration of Trust, filed as Exhibit (a)(2) to the Registrant’s Registration Statement, also provides for the indemnification of shareholders of the Registrant. Section 7 states as follows:

If any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust, on behalf of the applicable Series, may, at its option, assume the defense of any such claim made against such Shareholder. Neither the Trust nor the applicable Series shall be responsible for satisfying any obligation arising from such a claim that has been settled by the Shareholder without the prior written notice to, and consent of, the Trust.

Item 26.	Business and Other Connections of the Investment Adviser

Global X Management Company LLC serves as investment adviser to the Funds and provides investment supervisory services. Information as to the officers and directors of Global X Management Company LLC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-69093) and is incorporated herein by reference.

Set forth below is a list of officers and directors of Global X Management Company LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Bruno del Ama, Chief Executive Officer	Chief Executive Officer and Chief Compliance Officer, Global X Management Company LLC (since 2008)

Jose C. Gonzalez, Principal	Chief Operating Officer, Global X Management Company LLC (since 2008); Founder and President of GWM Group, Inc. (since 2006)

Item 27.	Principal Underwriters

(a) Registrant's distributor, SEI Investments Distribution Co. serves as underwriter for the following registered investment companies.

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
iShares Inc.	January 28, 2000
iShares Trust	April 25, 2000
Causeway Capital Management Trust	September 20, 2001
BlackRock Funds III (f/k/a Barclays Global Investors Funds)	March 31, 2003
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchanged Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
iShares MSCI Emerging Markets Small Cap Index Fund, Inc.	June 16, 2010
iShares MSCI Russia Capped Index Fund, Inc.	June 16, 2010
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011

(b) The following officers of SEI Investments Distribution Co. hold the following positions with the Registrant. Unless otherwise noted, the business address of each officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position with Underwriter	Position with Registrant
William M. Doran	Director	None
Edward D. Loughlin	Director	None
Wayne M. Withrow	Director	None
Kevin P. Barr	President & Chief Executive Officer	None
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	None
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	None
John C. Munch	General Counsel & Secretary	None
Mark J. Held	Senior Vice President	None
Lori L. White	Vice President & Assistant Secretary	None
John P. Coary	Vice President & Assistant Secretary	None
John J. Cronin	Vice President	None
Robert M. Silvestri	Vice President	None

Item 28.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Principal Underwriter; (d) Administrator/Transfer Agent and (e) Custodian. The address of each is as follows:

(a)	Registrant Global X Funds 399 Park Avenue, 32nd Floor New York, NY 10022

(b)	Investment Adviser Global X Management Company LLC 399 Park Avenue, 32nd Floor New York, NY 10022

(c)	Principal Underwriter SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456.

(d)	Sub-Administrator SEI Investments Global Funds Services One Freedom Valley Drive Oaks, PA 19456.

(e)	Custodian and Transfer Agent Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 62 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 23rd day of February, 2012.

Global X Funds

By:	/s/ Bruno del Ama
President

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Bruno del Ama	President (Principal Executive Officer) and Trustee	February 23, 2012
Bruno del Ama
/s/ Jose C. Gonzalez	Chief Operating Officer, Treasurer (Principal Financial Officer) and Principal Accounting Officer	February 23, 2012
Jose C. Gonzalez

*
Sanjay Ram Bharwani	Trustee	February 23, 2012

*
Scott R. Chichester	Trustee	February 23, 2012

*
Kartik Kiran Shah	Trustee	February 23, 2012

*/s/ Bruno del Ama
Attorney-In-Fact, pursuant to power of attorney